UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Welltower Inc.

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March 22, 2016

DEAR FELLOW SHAREHOLDERS:

You are cordially invited to attend our Annual Meeting of Shareholders, which will be held on May 5, 2016 at 9:00 a.m. Eastern Time at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, New York 10166.

Your vote is very important to us. The accompanying Notice of Annual Meeting and Proxy Statement describes the business to be conducted at the Annual Meeting as well as the Board’s unanimously approved recommendations for matters including the election of directors, approval of independent accountants, advisory vote to approve executive compensation, and approval of the Company’s 2016 Long-Term Incentive Plan.

We are continuously striving to adopt the most contemporary and rigorous governance and social responsibility standards. As you will read in the Proxy Statement, we’ve made a number of changes to further strengthen these practices.

We are pleased that once again this year, we will save costs and further our sustainability goals by using a “Notice and Access” method of delivery. Instead of receiving paper copies of proxy materials in the mail, many shareholders will receive a Notice Regarding the Availability of Proxy Materials, which provides an Internet website address where shareholders can access copies of the proxy materials and vote. If you attend the Annual Meeting, you will be able to vote in person, even if you had previously submitted your proxy. Specific voting instructions are detailed on page 1 of the Proxy Statement.

On behalf of the Board of Directors, I would like to thank you for your continued support of Welltower Inc.

Sincerely,

Jeffrey H. Donahue

Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 5, 2016

TO THE SHAREHOLDERS OF WELLTOWER INC.:

The Annual Meeting of Shareholders of Welltower Inc. (the “Annual Meeting”) will be held on May 5, 2016 at 9:00 a.m. Eastern Time at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, New York 10166, for the purpose of considering and acting upon:

1.	The election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;

2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2016;

3.	The advisory vote to approve Named Executive Officer compensation;

4.	The approval of the Welltower Inc. 2016 Long-Term Incentive Plan; and

5.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of Welltower Inc. unanimously recommends that you vote (1) “for” each of the nominees for election to the Board, (2) “for” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2016, (3) “for” the approval of the compensation of Welltower Inc.’s Named Executive Officers (as defined in the Proxy Statement), and (4) “for” the approval of the Welltower Inc. 2016 Long-Term Incentive Plan. Shareholders of record at the close of business on March 8, 2016 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this notice.

BY ORDER OF THE BOARD OF DIRECTORS ERIN C. IBELE Executive Vice President, Head of Human Capital and Corporate Secretary Toledo, Ohio March 22, 2016	Scan this QR code to view digital versions of the Company’s Proxy Statement and 2015 Annual Report

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2016:

The Notice of Internet Availability of Proxy Materials, the Notice of Annual Meeting of

Shareholders and the Proxy Statement and the Annual Report are available on the Internet free of charge at www.welltower.com/proxy.

PLEASE PROMPTLY VOTE YOUR SHARES WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. You can vote by calling the toll-free number, scanning the QR code on your mobile device, or using the Internet. Voting instructions are included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials, as applicable. If you received a paper copy of the proxy materials, you can vote by any of these methods or by mail. If you vote by mail, please complete and sign the proxy card and return it promptly in the envelope provided. The proxy may be revoked by you at any time, and giving your proxy will not affect your right to vote in person if you attend the Annual Meeting. If you plan to attend the Annual Meeting and require directions, please call (419) 247-2800 or write to the Executive Vice President, Head of Human Capital and Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615.

GENERAL INFORMATION Page 1

PROPOSAL 1—ELECTION OF DIRECTORS Page 3

DIRECTOR COMPENSATION Page 8

8	2015 Director Compensation Table

9	Director Stock Ownership Guidelines

CORPORATE GOVERNANCE Page 10

10	Snapshot of Board & Governance Information

10	Board Leadership Structure

10	Independence and Meetings

11	Committee Assignments and Rotation

11	Audit Committee

12	Compensation Committee

12	Executive Committee

12	Investment Committee

12	Nominating/Corporate Governance Committee

14	Planning Committee

14	Management Committee

14	Risk Management

14	Succession Planning

14	Corporate Sustainability

14	Pledging and Hedging

15	Clawback Policy

15	Communications with the Board

EXECUTIVE OFFICERS Page 16

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT AND CERTAIN BENEFICIAL OWNERS Page 18

18	Security Ownership of Directors and Management Table

19	Section 16(a) Beneficial Ownership Reporting Compliance

19	Certain Beneficial Owners Table

20	Certain Relationships and Related Transactions

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Page 21

21	Audit Fees

23	Pre-Approval Policies and Procedures

23	Audit Committee Report

PROPOSAL 3—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION Page 24

EXECUTIVE COMPENSATION Page 25

25	Executive Summary

27	Compensation Discussion and Analysis

53	Compensation Committee Report

54	Summary Compensation Table

56	2015 Grants of Plan-Based Awards Table

57	Employment Agreements

58	2015 Outstanding Equity Awards at Fiscal Year-End Table

59	2015 Option Exercises and Stock Vested Table

60	2015 Nonqualified Deferred Compensation Table

61	Potential Payments Upon Termination or Change in Corporate Control

65	Quantification of Benefits

68	Risk Management and Compensation

EQUITY COMPENSATION PLAN INFORMATION Page 69

PROPOSAL 4—APPROVAL OF THE WELLTOWER INC. 2016 LONG-TERM INCENTIVE PLAN Page 70

OTHER MATTERS Page 76

APPENDIX A—WELLTOWER INC. 2016 LONG-TERM INCENTIVE PLAN Page A-1

General Information

Notice of Electronic Availability of Proxy Materials

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), Welltower Inc. (the “Company”) is making these proxy materials available to shareholders primarily via the Internet. By doing so, the Company reduces the printing and delivery costs and the environmental impact of its Annual Meeting. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. The Notice contains instructions on how to access the Company’s proxy materials and how to vote online or by telephone. If you would like to receive a paper copy of the proxy materials, please follow the instructions in the Notice.

Why am I receiving these materials?

The Board of Directors of the Company has made these materials available to you on the Internet or has delivered printed copies to you by mail in connection with the solicitation of proxies on its behalf to be used in voting at the Annual Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on Thursday, May 5, 2016 at 9:00 a.m. Eastern Time as set forth in the Notice of Annual Meeting of Shareholders. The approximate date on which these materials will be first made available or sent to shareholders is March 24, 2016.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting (the “Proxy Statement”); and

•	the Company’s Annual Report for the year ended December 31, 2015 (the “Annual Report”).

If you received printed copies by mail, these materials also include the proxy card for the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including the financial statements and the schedules thereto, as filed with the SEC, is available on the Company’s website at www.welltower.com or may be obtained without charge by writing to the Executive Vice President, Head of Human Capital and Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, the shareholders will be asked to: (1) elect ten directors (Proposal 1), (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2016 (Proposal 2), (3) approve, on an advisory or non-binding basis, the compensation of the Company’s Named Executive Officers (as defined below in the section “Executive Compensation”) (Proposal 3), (4) approve the Welltower Inc. 2016 Long-Term Incentive Plan (Proposal 4), and (5) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board of Directors recommend I vote?

The Board of Directors unanimously recommends that you vote:

•	“FOR” each of the nominees to the Board of Directors (Proposal 1);

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2016 (Proposal 2);

•	“FOR” the approval, on an advisory or non-binding basis, of the compensation of the Company’s Named Executive Officers (Proposal 3); and

•	“FOR” the approval of the Welltower Inc. 2016 Long-Term Incentive Plan (Proposal 4).

Who may vote at the Annual Meeting?

As of March 8, 2016, the Company had outstanding 356,332,592 shares of common stock, $1.00 par value per share. The common stock constitutes the only class of voting securities of the Company entitled to vote at the Annual Meeting. Shareholders of record at the close of business on March 8, 2016 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Each share of common stock is entitled to one vote on all matters to come before the Annual Meeting.

If I am a shareholder of record of the Company’s shares, how do I vote?

A shareholder of record can vote in one of four ways:

Via the Internet:  You may vote by proxy via the Internet by following the instructions provided in the Notice or on your proxy card.

By telephone:  You may vote by proxy by calling the telephone number provided in the Notice or on your proxy card.

By mail:   If you receive printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

In person:  You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification, such as a driver’s license or passport, and you may be requested to provide proof of stock ownership as of March 8, 2016.

All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. Shares represented by proxy cards that are signed and returned without any voting instructions will be voted consistent with the Board’s recommendations.

Once I have submitted my proxy, is it possible for me to change or revoke my proxy?

Any shareholder giving a proxy has the right to revoke it any time before it is voted by (1) filing a written revocation with

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	1

General Information (continued)

the Executive Vice President, Head of Human Capital and Corporate Secretary of the Company, (2) filing a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and voting in person. A written revocation, as described in (1) above, will not be effective until the notice thereof has been received by the Executive Vice President, Head of Human Capital and Corporate Secretary of the Company.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. Proxies may be solicited by directors and officers of the Company by mail, in writing, by telephone, electronically, by personal interview, or by other means of communication. The Company will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired D.F. King to solicit proxies for a fee not to exceed $9,500, plus expenses and other customary charges.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of voting securities outstanding on the record date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting.

How will votes be tabulated at the Annual Meeting?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How are abstentions and broker non-votes treated?

Abstentions will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. In the election of the directors (Proposal 1), you may vote “for,” “against” or “abstain” with respect to each of the nominees. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only “for” and “against” votes are counted. For the other items of business, you may vote “for,” “against” or “abstain.” If you elect to abstain, the abstention will have the same effect as an “against” vote.

A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power for the other proposal and has not received instructions from the beneficial owner. Broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but will not be counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority. Brokers do not have discretionary authority with respect to the election of the directors (Proposal 1), the advisory vote to approve Named Executive Officer compensation (Proposal 3) or the approval of the Welltower Inc. 2016 Long-Term Incentive Plan (Proposal 4).

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted an SEC-approved procedure called “householding.” Under this procedure, the Company delivers a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless the Company receives contrary instructions from any shareholder at that address. This procedure is designed to reduce printing and mailing costs and the environmental impact of the Annual Meeting.

Shareholders residing at such an address who wish to receive separate copies of the Notice and, if applicable, this Proxy Statement and the Annual Report in the future and shareholders who are receiving multiple copies of these materials now and wish to receive just one set of materials in the future should write to the Executive Vice President, Head of Human Capital and Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615 or call (419) 247-2800 to request a change. These materials are also available on the Internet at www.welltower.com/proxy.

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 4500 Dorr Street, Toledo, Ohio 43615. The Company’s telephone number is (419) 247-2800.

What is the deadline to submit shareholder proposals intended for inclusion in the Company’s proxy materials for the 2017 Annual Meeting?

Any shareholder proposals intended for inclusion in the Company’s proxy materials for the 2017 Annual Meeting must be submitted to Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary of the Company, in writing no later than November 24, 2016. In addition, under the Company’s By-Laws, in order for a shareholder to present a proposal for consideration at an annual meeting other than by means of inclusion in the Company’s proxy materials for such meeting, the shareholder must provide a written notice to the Executive Vice President, Head of Human Capital and Corporate Secretary not more than 120 days prior to the meeting and not less than 45 days before the date on which the Company first mailed or otherwise gave notice for the prior year’s annual meeting. For purposes of the 2017 Annual Meeting, such a written notice must be received by the Executive Vice President, Head of Human Capital and Corporate Secretary by February 7, 2017. If a shareholder does not meet this deadline, (1) the officer presiding at the meeting may declare that the proposal will be disregarded because it was not properly brought before the meeting and (2) the persons named in the proxies solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote “against” the proposal.

2	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 1—Election of Directors

The Company’s By-Laws provide that the Board of Directors shall have nine members unless changed by the Board. The Board has increased the number of directors from nine to ten. The directors are elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

The shares represented by the proxies will be voted “for” the election of each of the nominees named below, unless you indicate in the proxy that your vote should be cast “against” any or all of them or that you “abstain.” Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her resignation, removal or death. If any nominee declines or is unable to accept such nomination to serve as a director, events which the Board does not now expect, the proxies reserve the right to substitute another person as a Board nominee, or to reduce the number of Board nominees, as they shall deem advisable. The proxy solicited hereby will not be voted to elect more than ten directors.

Except in a contested election, each Board nominee will be elected only if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” such nominee’s election. In a contested election (where a determination is made that the number of director nominees is expected to exceed the number of directors to be elected at a meeting), the vote standard will be a plurality of the votes cast with respect to such director.

Under the Company’s By-Laws, any incumbent director nominee who receives a greater number of votes “against”

his or her election than votes “for” such election will tender his or her resignation for consideration by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board the action to be taken with respect to such offer of resignation. The Board will then act on the Nominating/Corporate Governance Committee’s recommendation within 90 days from the date of the certification of election results and publicly disclose its decision and the rationale behind it.

As discussed in more detail below under “Corporate Governance,” the Board believes that its directors and nominees for director should, among other things, (1) have significant leadership experience at a complex organization, (2) be accustomed to dealing with complex problems, and (3) have the education, experience and skills to exercise sound business judgment. In evaluating its directors and nominees for director, the Nominating/Corporate Governance Committee looks at the overall size and structure of the Board and strives to assemble a Board that is skilled, diverse, well-rounded and experienced. The specific experiences, qualifications, skills and attributes of each of the directors are described in this proposal. These experiences, along with the directors’ integrity, sound judgment and commitment to the Company, led the Board to conclude that each of these directors should be elected to serve on the Board.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES. Each nominee receiving more votes “for” his or her election than votes “against” his or her election will be elected. If an incumbent director nominee receives a greater number of votes “against” his or her election than votes “for” such election, he or she is required to tender his or her resignation for consideration by the Nominating/Corporate Governance Committee in accordance with the Company’s By-Laws.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	3

Proposal 1—Election of Directors (continued)

Directors to be Elected

THOMAS J. DEROSA Age: 58 Director Since: 2004	Welltower Inc. Committees: • Executive • Investment • Planning	Other Directorships: • Value Retail PLC • Empire State Realty Trust, Inc. • Benchmark Senior Living • Argentum	Education: • BS – Economics and Finance, Georgetown University • MBA – Management, Columbia University

Mr. DeRosa is Chief Executive Officer of the Company. Mr. DeRosa has served as Chief Executive Officer since April 2014. Mr. DeRosa is former Vice Chairman and Chief Financial Officer of The Rouse Company (real estate development and operations), a position he held from September 2002 until November 2004 when The Rouse Company merged with General Growth Properties, Inc. From 1992 to September 2002, Mr. DeRosa held various positions at Deutsche Bank (Deutsche Bank AG) and Alex. Brown & Sons, including Global Co-Head of the Health Care Investment Banking Group of Deutsche Bank and Managing Director in the Real Estate Investment Banking Group of Alex. Brown & Sons. Mr. DeRosa also serves as a director of Benchmark Senior Living (leading provider of senior living services in the Northeast), Argentum (advocate for excellence in senior living), Value Retail PLC (U.K.-based owner, operator and developer of luxury shopping villages in Europe) and Empire State Realty Trust, Inc. (owner, manager and operator of office and retail properties). Mr. DeRosa served as a director of Dover Corporation (global provider of equipment, specialty systems and services for various industrial and commercial markets) until 2010, Georgetown University (where he also served on the Audit Committee) until 2014, and CBL & Associates Properties, Inc. (owner and developer of shopping centers) until 2015, and as a member of the Health Advisory Board of the Johns Hopkins Bloomberg School of Public Health until 2009. Mr. DeRosa has served as a director of the Company since 2004 and is a member of the Board’s Executive, Investment and Planning Committees. Mr. DeRosa has extensive knowledge of the real estate industry and capital markets from his experience as Vice Chairman and Chief Financial Officer of The Rouse Company and his leadership roles at Deutsche Bank and Alex. Brown & Sons and his day-to-day leadership of the Company as Chief Executive Officer provides him with intimate knowledge of the Company’s business and operations.

JEFFREY H. DONAHUE Age: 69 Director Since: 1997 Chairman; Independent Director	Welltower Inc. Committees: • Executive (Chair) • Investment • Nominating/Corporate Governance (Chair) • Planning	Other Directorships: • NewTower Trust Company • National Development Company • Xenia Hotels & Resorts, Inc.	Education: • BA – International Economics, Cornell University • MBA – Finance, Wharton School of the University of Pennsylvania

Mr. Donahue is Chairman of the Company. Mr. Donahue has served as Chairman since April 2014. Mr. Donahue is former President and Chief Executive Officer of Enterprise Community Investment, Inc. (provider of affordable housing), a position he held from 2003 to 2009. Mr. Donahue was Executive Vice President and Chief Financial Officer of The Rouse Company (real estate development and operations) from 1998 to 2002. Mr. Donahue serves as a director of NewTower Trust Company (non-depository trust company specializing in real estate investment), the National Development Company (commercial development and property company), and as Chairman of Xenia Hotels & Resorts, Inc. (public real estate investment trust). Mr. Donahue also previously served on the boards of Bentall Kennedy (institutional real estate investment advisor) until 2015, four T. Rowe Price mutual funds and the T. Rowe Price Savings Bank, plus numerous charitable boards. Mr. Donahue has served as a director of the Company since 1997 and is a member of the Board’s Executive, Investment, Nominating/Corporate Governance and Planning Committees. Mr. Donahue serves as the Chair of the Executive and Nominating/Corporate Governance Committees. Mr. Donahue has extensive knowledge of the real estate industry from his experience as President and Chief Executive Officer of Enterprise Community Investment, Inc. and Executive Vice President and Chief Financial Officer of The Rouse Company.

4	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 1—Election of Directors (continued)

KENNETH J. BACON Age: 61 Director Since: 2016 Independent Director	Welltower Inc. Committees: • Audit • Investment • Planning	Other Directorships: • Comcast Corporation • Ally Financial Inc. • Forest City Realty Trust, Inc.	Education: • BA – Anthropology, Stanford University • MSc – International Relations, London School of Economics • MBA – Finance & Strategy, Harvard Business School

Mr. Bacon has an extensive background in finance and real estate, having served in senior positions at Morgan Stanley, the Resolution Trust Corporation and the Federal National Mortgage Association (“Fannie Mae”). Mr. Bacon served as the Executive Vice President of Fannie Mae’s multifamily mortgage business from July 2005 to March 2012 and in a variety of other capacities with Fannie Mae since 1993. Mr. Bacon has been Co-founder and Managing Partner at RailField Realty Partners (financial advisory and asset management firm) since his retirement from Fannie Mae in 2012. Mr. Bacon also serves as a director of Comcast Corporation (global media and technology company), Ally Financial Inc. (financial service company), and Forest City Realty Trust, Inc. (commercial and residential real estate investment company). Mr. Bacon has served as a director of the Company since January 2016 and is a member of the Board’s Audit, Investment and Planning Committees. Mr. Bacon’s extensive experience in the financial services industry, government affairs, the housing industry and real estate investment makes him a valuable asset to the Board.

FRED S. KLIPSCH Age: 74 Director Since: 2006 Independent Director	Welltower Inc. Committees: • Audit • Investment • Nominating/Corporate Governance • Planning	Other Directorships: • Hoosiers for Quality Education • The Friedman Foundation for Educational Choice • Philanthropy Roundtable	Education: • BS – Industrial Education, Purdue University • MBA – Management, California State College Long Beach • PhD – Technology, Purdue University

Mr. Klipsch is Founder and Chairman of Hoosiers for Quality Education (organization that seeks systemic education improvement and economic growth in Indiana), a position he has held since 2007. Mr. Klipsch also serves as a director of The Friedman Foundation for Educational Choice (non-profit organization that educates families on school choice) and the Philanthropy Roundtable (network of charitable donors). Mr. Klipsch has served as a director of VOXX International Corporation (consumer electronics company) since 2011. From 2011 to 2014, Mr. Klipsch was Chairman of Klipsch Group, Inc. (global speaker manufacturer) and from 1989 until 2011, he was Chairman, Chief Executive Officer and majority owner of Klipsch Group, Inc. From 1982 until 1989, Mr. Klipsch was Executive Vice President, Chief Operating Officer and Chief Development Officer of Forum Group Inc. (owner, operator and developer of hospitals, retirement centers and nursing homes). From 1989 until 1996, Mr. Klipsch was Chairman and majority owner of National Guest Homes (developer and operator of assisted living centers in the southern part of the United States). In addition, Mr. Klipsch was Chairman and majority owner of Hospital Affiliates Development Corporation (“HADC”) (medical properties development company) from 1989 until 2002, at which time it became part of Windrose Medical Properties Trust (self-administered and self-managed real estate investment trust focused on owning and developing acute care medical properties throughout the United States). Mr. Klipsch served as Chairman and Chief Executive Officer of Windrose Medical Properties Trust from its formation and initial public offering in 2002 until December 2006, when Windrose Medical Properties Trust merged with the Company. Mr. Klipsch served as Vice Chairman of the Company from December 2006 until May 2009. Mr. Klipsch has served as a director of the Company since 2006 and is a member of the Board’s Audit, Investment, Nominating/Corporate Governance and Planning Committees. In addition to his significant global operational and leadership experiences with Klipsch Group, Inc., Mr. Klipsch has extensive knowledge of the hospital, medical office building, retirement center, assisted living and nursing home sectors from his ownership and operational experiences and leadership roles with the Forum Group Inc., National Guest Homes, HADC, Windrose Medical Properties Trust and the Company.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	5

Proposal 1—Election of Directors (continued)

GEOFFREY G. MEYERS Age: 71 Director Since: 2014 Independent Director	Welltower Inc. Committees: • Audit • Compensation • Investment • Planning	Other Directorships: • HCA • PharMerica • Trust Company of Toledo	Education: • BA – History & Comparative Literature, Northwestern University • MBA – Finance, The Ohio State University

Mr. Meyers is the retired Chief Financial Officer, Executive Vice President and Treasurer of HCR ManorCare, Inc. (provider of short-term, post-acute services and long-term care), a position he held from 1991 to 2006. Prior to his work at HCR ManorCare, Inc., Mr. Meyers served as Chief Financial Officer of the Health Care Division of Owens-Illinois, Inc. (glass manufacturer and former holding company of HCR ManorCare, Inc.). Currently, Mr. Meyers serves as a director of HCA (hospital and freestanding surgery center operator in the United States and England) and is Chairman of its Audit Committee. He is also Chairman of PharMerica (institutional pharmacy primarily for long-term care and assisted living facilities) and Chairman of Trust Company of Toledo (NW Ohio trust bank). Mr. Meyers has served as a director of the Company since 2014 and is a member of the Board’s Audit, Compensation, Investment and Planning Committees. Mr. Meyers has extensive experience in the post-acute and acute-care industries, which provides valuable insight to the Company, and the knowledge he gained during his tenure as Chief Financial Officer of HCR ManorCare, Inc. expands the Board’s expertise in the areas of risk management, reimbursement, strategic planning, development and acquisitions.

TIMOTHY J. NAUGHTON Age: 54 Director Since: 2013 Independent Director	Welltower Inc. Committees: • Compensation • Investment • Planning	Other Directorships: • AvalonBay Communities, Inc. • National Association of Real Estate Investment Trusts	Education: • BA – Economics, University of Virginia • MBA – Harvard Business School

Mr. Naughton is Chairman and Chief Executive Officer of AvalonBay Communities, Inc. (real estate investment trust focused on developing, redeveloping, acquiring and managing high-quality apartment communities). Mr. Naughton has served as a director of AvalonBay Communities, Inc. since 2005, as its Chief Executive Officer since January 2012, as its President since February 2005 and in a variety of other capacities with AvalonBay Communities, Inc. or its predecessors since 1989. Mr. Naughton serves as Vice Chair of the National Association of Real Estate Investment Trusts, is a member of The Real Estate Roundtable, a member and past chairman of the Multifamily Council of the Urban Land Institute and a member of the Real Estate Forum. Mr. Naughton has served as a director of the Company since 2013 and is a member of the Board’s Compensation, Investment and Planning Committees. As the current Chief Executive Officer of a leading, publicly-traded real estate investment trust, Mr. Naughton brings strategic insight gleaned from being the leader of one of the most progressive, well-managed companies in a comparable industry. Mr. Naughton has over 20 years of experience in the real estate investment trust and commercial real estate sectors.

SHARON M. OSTER Age: 67 Director Since: 1994 Independent Director	Welltower Inc. Committees: • Compensation (Chair) • Executive • Investment • Nominating/Corporate Governance • Planning	Other Directorships:	Education: • BA – Economics, Hofstra University • PhD – Economics, Harvard University

Ms. Oster is Frederic D. Wolfe Professor of Management and Entrepreneurship, Professor of Economics, at Yale University School of Management. From 2008 to 2011, she served as the Dean of the Yale University School of Management. Ms. Oster also served as a director of Bentall Kennedy (institutional real estate investment advisor) until 2015. Ms. Oster served as a director of The Aristotle Corporation (holding company for a manufacturer and distributor of educational, health and agricultural products) and Transpro, Inc. (designer and manufacturer of precision transportation products) until 2005. Ms. Oster has served as a director of the Company since 1994 and is a member of the Board’s Compensation, Executive, Investment, Nominating/Corporate Governance and Planning Committees. Ms. Oster serves as the Chair of the Compensation Committee. Ms. Oster’s expertise in competitive strategy, economic theory and management, leadership role at the Yale University School of Management and directorships with a variety of public companies give her a unique perspective.

6	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 1—Election of Directors (continued)

JUDITH C. PELHAM Age: 70 Director Since: 2012 Independent Director	Welltower Inc. Committees: • Compensation • Investment • Nominating/Corporate Governance • Planning	Other Directorships: • Amgen Inc. • Smith College Trustee	Education: • BA – Government, Smith College • MPA – Harvard University

Ms. Pelham is the President Emeritus of Trinity Health (national health care system). From May 2000 to December 2004, Ms. Pelham served as the President and Chief Executive Officer of Trinity Health. Ms. Pelham served as the President and Chief Executive Officer of Mercy Health Services (health care system) from 1993 to 2000, the President and Chief Executive Officer of the Daughters of Charity Health Services, Austin, TX (network of hospitals, home care and ambulatory services) from 1982 to 1992, and the Assistant Vice President of Brigham and Women’s Hospital from 1976 to 1980. Ms. Pelham also serves as a director of Amgen Inc. (biotechnology company) and a trustee of Smith College. Ms. Pelham has served as a director of the Company since 2012 and is a member of the Board’s Compensation, Investment, Nominating/Corporate Governance and Planning Committees. Ms. Pelham has extensive knowledge and leadership experience in the health care industry from her service as the President and Chief Executive Officer of Trinity Health, Mercy Health Services and the Daughters of Charity Health Services, Austin, TX.

SERGIO D. RIVERA Age: 53 Director Since: 2014 Independent Director	Welltower Inc. Committees: • Audit • Investment • Planning

Other Directorships:

•  The Nature Conservancy Florida Chapter Trustee

•  American Resort Development Association

•  University of Central Florida Rosen College of Hospitality Management Advisory Board

•  Florida International University Chaplin School of Hospitality & Tourism Management Dean’s Advisory Board

Education: • BBA – Finance, Florida International University • MBA – International Business, Florida International University

Mr. Rivera is President of The Americas for Starwood Hotels & Resorts Worldwide, Inc. (hotel and leisure company), a position he has held since 2012. He also serves as Chief Executive Officer and President of Starwood Vacation Ownership, Inc., a wholly owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc., a position he has held since 2007. Mr. Rivera has served in a variety of capacities with Starwood Hotels & Resorts Worldwide, Inc. since 1998. Mr. Rivera is also a director and trustee of the American Resort Development Association and trustee of the Florida Chapter of The Nature Conservancy. Additionally, he serves as a member of the University of Central Florida Rosen College of Hospitality Management Advisory Board, the Florida International University Chaplin School of Hospitality & Tourism Management Dean’s Advisory Board, the Urban Land Institute and the CEO Roundtable of the U.S. Travel Association. Mr. Rivera has served as a director of the Company since 2014 and is a member of the Board’s Audit, Investment and Planning Committees. Mr. Rivera’s extensive experience in real estate development and investment strategy, corporate finance and accounting, and operating matters relevant to management of complex global businesses with one of the leading hotel and leisure companies in the world provides valuable insight to the Board.

R. SCOTT TRUMBULL Age: 67 Director Since: 1999 Independent Director	Welltower Inc. Committees: • Audit (Chair) • Executive • Investment • Planning	Other Directorships: • Artisan Partners Funds, Inc. • Schneider National, Inc. • Columbus McKinnon Corporation • ProMedica Trustee	Education: • BA – Economics, Denison University • MBA – General Management, Harvard Business School

Mr. Trumbull is the retired Chairman of the Board of Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems), a position he held from 2003 to 2015. From 2003 to 2014, Mr. Trumbull was also Chief Executive Officer of Franklin Electric Co., Inc. From 2001 through 2002, Mr. Trumbull was Executive Vice President and Chief Financial Officer of Owens-Illinois, Inc. (manufacturer of glass containers). From 1993 to 2001, Mr. Trumbull served as Executive Vice President, International Operations & Corporate Development of Owens-Illinois, Inc. Mr. Trumbull also serves as a director of Schneider National, Inc. (privately-held leader in freight delivery and logistics), Artisan Partners Funds, Inc. (registered mutual fund), Columbus McKinnon Corporation (designer, manufacturer and marketer of material handling systems and services) and is a member of the Board of Trustees of ProMedica (leading healthcare system with facilities located throughout Northwest Ohio and Southeast Michigan). Mr. Trumbull has served as a director of the Company since 1999 and is a member of the Board’s Audit, Executive, Investment and Planning Committees. Mr. Trumbull serves as the Chair of the Audit Committee. Mr. Trumbull’s leadership experience as Chairman and Chief Executive Officer of Franklin Electric Co., Inc. and in various capacities at Owens-Illinois, Inc. provides the Board with a global perspective.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	7

Director Compensation

The table below summarizes the compensation paid in 2015 to the Company’s non-employee directors.

2015 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash($)		Stock Awards($)(7)	Total($)
William C. Ballard, Jr.	$26,375		$44,080	$70,455	(2)
Jeffrey H. Donahue	223,500	(3)	125,057	348,557
Peter J. Grua	26,375		44,080	70,455	(2)
Fred S. Klipsch	83,250	(4)	125,057	208,307
Geoffrey G. Meyers	78,000		125,057	203,057
Timothy J. Naughton	76,000		125,057	201,057
Sharon M. Oster	106,500	(5)	125,057	231,557
Judith C. Pelham	78,000		125,057	203,057
Sergio D. Rivera	76,000		125,057	201,057
R. Scott Trumbull	108,500	(6)	125,057	233,557
(1)	Mr. Bacon was appointed to the Board of Directors on January 29, 2016. Consequently, Mr. Bacon received no compensation from the Company in 2015 and is not required to be included in this table.

(2)	Mr. Ballard and Mr. Grua retired from the Board of Directors on May 7, 2015.

(3)	Includes $125,000 additional fee for serving as Chairman of the Board of Directors and $15,000 additional fee for serving as Nominating/Corporate Governance Committee Chair.

(4)	Includes $6,250 additional fee for special services provided to the Audit Committee during the fourth quarter of 2015.

(5)	Includes $20,000 additional fee for serving as Compensation Committee Chair.

(6)	Includes $25,000 additional fee for serving as Audit Committee Chair.

(7)	Amounts set forth in this column represent the grant-date fair value calculated in accordance with FASB ASC Topic 718 for awards granted to the non-employee directors and are based on the share prices on the respective dates of grant (or, if the date of grant was not a trading day, the last trading day prior to the date of grant), which were (a) $81.63, $56.28 and $61.95 for grants on February 5, 2015, February 6, 2014 and February 7, 2013, respectively, (b) $63.35 for the grant to Mr. Meyers on June 24, 2014 and (c) $66.67 for the grant to Mr. Rivera on August 26, 2014. As of December 31, 2015, (a) each non-employee director (other than Mr. Bacon, Mr. Ballard, Mr. Grua, Mr. Meyers, Mr. Naughton and Mr. Rivera) held an aggregate of 3,168 deferred stock units that have not yet been converted into shares of common stock, (b) Mr. Ballard held an aggregate of 2,176 deferred stock units that have not yet been converted into shares of common stock, (c) Mr. Grua held an aggregate of 2,176 deferred stock units that have not yet been converted into shares of common stock, (d) Mr. Meyers held an aggregate of 2,055 deferred stock units that have not yet been converted into shares of common stock, (e) Mr. Naughton held an aggregate of 2,657 deferred stock units that have not yet been converted into shares of common stock, and (f) Mr. Rivera held an aggregate of 1,865 deferred stock units that have not yet been converted into shares of common stock.

The form and amount of non-employee director compensation is determined by the Board of Directors upon the recommendation of the Compensation Committee. Generally, the Board’s policy is to pay its non-employee directors appropriate and competitive compensation so as to ensure the Company’s ability to attract and retain highly-qualified directors in a manner consistent with recognized corporate governance best practices. Directors who are also employees do not receive additional compensation for their Board service. The Compensation Committee generally reviews non-employee director compensation on a bi-annual basis with its independent compensation consultant, which advises the Compensation Committee on the design and amount of compensation for non-employee directors.

8	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Director Compensation (continued)

The compensation program for non-employee directors for the 2015 calendar year consisted of:

Cash Compensation

•	$75,000 annual cash fee

•	Additional Chairman of the Board fee of $125,000 per year if there is a non-employee director serving as Chairman of the Board

•	Additional Committee Chair fees of $25,000 per year for the Chair of the Audit Committee, $20,000 for the Chair of the Compensation Committee and $15,000 for the Chair of the Nominating/Corporate Governance Committee

•	If the Board of Directors holds more than four meetings in a year, each director will receive $1,500 for each meeting attended in excess of four meetings

•	If any of the Audit, Compensation, Executive or Nominating/Corporate Governance Committees holds more than four meetings in a year, each member will receive $1,000 for each meeting attended in excess of four meetings

•	Each non-employee member of the Executive Committee received $7,500 for his or her services in 2015 in connection with strategic planning sessions of the Executive Committee

•	Mr. Klipsch received $6,250 in 2015 as compensation for special services provided to the Audit Committee during the fourth quarter of 2015

Equity Compensation

In 2015, the non-employee directors each received grants of deferred stock units with a value of $125,000 pursuant to the 2005 Long-Term Incentive Plan. The deferred stock units are converted into shares of common stock on the first anniversary of the date of grant. Recipients of the deferred stock units also are entitled to dividend equivalent rights.

DIRECTOR STOCK OWNERSHIP GUIDELINES

In February 2013, the Compensation Committee revised the Company’s minimum stock ownership policy to require each non-employee director, within five years of joining the Board or February 7, 2013, whichever is later, to own shares of common stock or deferred stock units with a fair market value of at least four times his or her annual cash fee.

Mr. DeRosa, as the Chief Executive Officer of the Company, is required, within five years of his date of hire, to own shares of the Company’s common stock with a fair market value of at least five times his annual base salary.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	9

Corporate Governance

SNAPSHOT OF BOARD & GOVERNANCE INFORMATION
Number of Independent Directors Standing for Election	9
Total Number of Director Nominees	10
Average Age of Directors Standing for Election	64.4
Average Tenure of Directors Standing for Election (years)	9.1
Separate Chairman and CEO	Yes
Independent Chairman	Yes
Annual Election of All Directors	Yes
Majority Voting for Directors	Yes
Regular Executive Sessions of Independent Directors	Yes
New Director Orientation	Yes
Annual Board and Committee Self-Evaluations	Yes
Annual Review of Management Succession Plans	Yes
Code of Business Conduct and Ethics	Yes
Policies and Practices to Align Executive Compensation with Long-Term Shareholder Interests	Yes
Stock Ownership Requirements for Executives	Yes
Stock Ownership Requirements for Directors	Yes
Anti-Hedging and Anti-Pledging Policies	Yes
Clawback Policy	Yes

BOARD LEADERSHIP STRUCTURE

The Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. The Board believes it is in the best interests of the Company for the Board to make a determination regarding whether to separate the roles of Chairman and Chief Executive Officer based upon the circumstances. Accordingly, these roles may be filled by one individual or by two different individuals (and during the course of its history, the Company has utilized each leadership model).

In April 2014, the Board separated the roles of Chairman and Chief Executive Officer. The Board believes the current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing the Company and increases the Board’s independent oversight.

The Board periodically reviews and assesses the Company’s leadership structure in connection with its review of succession planning. During this review, the Board, in addition to its consideration of the separation of the Chairman and Chief Executive Officer roles, consults with Mr. DeRosa regarding future candidates for senior leadership positions, succession timing for those positions, and development plans for the candidates with the greatest potential. This process facilitates a meaningful discussion regarding all senior leadership positions, ensures continuity of leadership over the long term and forms the basis on which the Company makes ongoing leadership assignments. See “Executive Officers” below for a description of the roles, background and experience of the executive officers of the Company.

Mr. Donahue, the non-executive Chairman, presides at all meetings of the shareholders and of the Board of Directors.

The Board met four times during the year ended December 31, 2015. Executive sessions of non-employee directors are held after regularly scheduled meetings of the Board and an executive session of independent directors is held at least once each year. Mr. Donahue, the non-executive Chairman, presides at all such sessions or meetings of the independent directors.

As part of the Board’s desire to stay at the forefront of best practices and to give each member of the Board an opportunity to speak confidentially to an independent governance expert, the Board engaged an outside consultant in 2015 to conduct one-on-one confidential interviews with each Board member on a broad range of topics to assess the performance of the Board and its committees. Subsequent to the interviews, the consultant met with the Board to discuss learnings developed from the interviews and plans to achieve continuous improvement in the operation of the Board. The Nominating/Corporate Governance Committee believes such interviews, conducted every few years, coupled with the Board’s written evaluation and self-assessment processes, optimize transparency and foster continued Board engagement.

INDEPENDENCE AND MEETINGS

The Board has adopted Corporate Governance Guidelines that meet the listing standards adopted by the New York Stock Exchange and a Code of Business Conduct and Ethics that meets the New York Stock Exchange’s listing standards and complies with the rules of the Securities and Exchange Commission. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on the Company’s website at www.welltower.com/investors/governance.

10	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Corporate Governance (continued)

Pursuant to the Corporate Governance Guidelines, the Board undertook a review of director independence in February 2016. During this review, the Board considered transactions and relationships between each director, or any member of his or her immediate family, and the Company and its subsidiaries and affiliates. The purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that a director is independent.

The Board determined that other than Mr. DeRosa, all of the directors (Mr. Bacon, Mr. Donahue, Mr. Klipsch, Mr. Meyers, Mr. Naughton, Ms. Oster, Ms. Pelham, Mr. Rivera and Mr. Trumbull) meet the specific minimum independence requirements of the New York Stock Exchange. The Board also determined that other than Mr. DeRosa, all of the directors (Mr. Bacon, Mr. Donahue, Mr. Klipsch, Mr. Meyers, Mr. Naughton, Ms. Oster, Ms. Pelham, Mr. Rivera and Mr. Trumbull) have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and are therefore independent under the general independence standards of the New York Stock Exchange and the Corporate Governance Guidelines. The Board also determined that William C. Ballard, Jr. and Peter J. Grua, former directors, were independent prior to their retirement from the Board on May 7, 2015. Mr. DeRosa is not independent because he is the Chief Executive Officer of the Company.

The Board determined that all of the members of the Audit Committee (Mr. Bacon, Mr. Klipsch, Mr. Meyers, Mr. Rivera and Mr. Trumbull) are independent under the general independence standards of the New York Stock Exchange and the Corporate Governance Guidelines and under the separate independence standards for audit committee members under Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Additionally, the Board determined that all of the members of the Compensation Committee (Mr. Meyers, Mr. Naughton, Ms. Oster and Ms. Pelham) are independent, non-employee and outside directors, as the case may be, under the rules of the New York Stock Exchange, Securities and Exchange Commission and Internal Revenue Service.

Finally, the Board determined that all of the members of the Nominating/Corporate Governance Committee (Mr. Donahue, Mr. Klipsch, Ms. Oster and Ms. Pelham) are independent under the rules of the New York Stock Exchange.

The Company’s policy is to schedule a meeting of the Board on the date of the annual meeting of shareholders and all of the directors are encouraged to attend that meeting. All directors attended last year’s annual meeting of shareholders.

The Board has standing Audit, Compensation, Executive, Investment, Nominating/Corporate Governance and Planning Committees. In 2015, all incumbent directors attended at least 75% of the aggregate of the meetings of the Board and the committees on which they served.

COMMITTEE ASSIGNMENTS AND ROTATION

The Nominating/Corporate Governance Committee periodically reviews committee assignments and makes recommendations to the Board for rotations of assignments and appointment of committee chairs, as appropriate.

AUDIT COMMITTEE

The Audit Committee has the authority and responsibility to engage and discharge the independent registered public accounting firm; pre-approve all audit and non-audit services to be provided by such firm; review the plan and results of the auditing engagement; review management’s evaluation of the adequacy of the Company’s system of internal control over financial reporting; review the appointment, qualifications, independence, performance and replacement of the internal auditor; oversee and monitor the information technology function of the Company as it relates to implementing business objectives and managing risks related to the Company’s internal controls over financial reporting; review communications made through the Company’s Corporate Governance Hotline; direct and supervise investigations into matters within the scope of its duties; and perform the duties set forth in its written charter and such

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	11

Corporate Governance (continued)

other duties as are required by applicable laws or securities exchange rules.

The Audit Committee met five times during the year ended December 31, 2015. The members of the Audit Committee are Mr. Bacon, Mr. Klipsch, Mr. Meyers, Mr. Rivera and Mr. Trumbull, with Mr. Trumbull serving as Chair.

The Audit Committee is comprised solely of directors who are not officers or employees of the Company and who the Board has determined have the requisite financial literacy to serve on the Audit Committee. Additionally, the Board determined that no member of the Committee has any material relationship with the Company that might interfere with the exercise of the member’s independent judgment and that each member meets the standards of independence established by the Securities and Exchange Commission and the New York Stock Exchange. See “Independence and Meetings” above for a discussion of independence determinations.

The Board, after reviewing all of the relevant facts and circumstances, determined that Mr. Bacon, Mr. Klipsch, Mr. Meyers, Mr. Rivera and Mr. Trumbull are “audit committee financial experts.”

The Audit Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Company’s website at www.welltower.com/auditcharter.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for determining the nature and amount of compensation for executive officers. The Compensation Committee met seven times during the year ended December 31, 2015. The members of the Compensation Committee are Mr. Meyers, Mr. Naughton, Ms. Oster and Ms. Pelham, with Ms. Oster serving as Chair. The Board determined that the members of the Compensation Committee are independent, non-employee and outside directors, as the case may be, under the rules of the New York Stock Exchange, Securities and Exchange Commission and Internal Revenue Service. The Compensation Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Company’s website at www.welltower.com/investors/governance. See “Compensation Discussion and Analysis” for additional information regarding the Compensation Committee.

EXECUTIVE COMMITTEE

The function of the Executive Committee is to exercise all of the powers of the Board (except any powers specifically reserved to the Board) between meetings of the Board. The Executive Committee is also responsible for reviewing and approving the Company’s investments between meetings of the Investment Committee. The Executive Committee met two times during the year ended December 31, 2015. The members of the Executive Committee are Mr. DeRosa, Mr. Donahue, Ms. Oster and Mr. Trumbull, with Mr. Donahue serving as Chair.

INVESTMENT COMMITTEE

The function of the Investment Committee is to review and approve the Company’s investments in health care and seniors housing real estate. During the year ended December 31, 2015, the Investment Committee met four times. Each member of the Board is a member of the Investment Committee. The Executive Committee is responsible for reviewing and approving the Company’s investments between meetings of the Investment Committee.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

Responsibilities and Members. The Nominating/Corporate Governance Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board, making nominations to fill vacancies on the Board and selecting the nominees for the directors to be elected by the shareholders at each annual meeting. In addition, the Nominating/Corporate Governance Committee is responsible for evaluating, implementing and overseeing the standards and guidelines for the governance of the Company, including monitoring compliance with those standards and guidelines, developing and implementing succession plans and evaluating the performance of the Board. The Nominating/Corporate Governance Committee met five times during the year ended December 31, 2015. The members of the Nominating/Corporate Governance Committee are Mr. Donahue, Mr. Klipsch, Ms. Oster and Ms. Pelham, with Mr. Donahue serving as Chair.

The Nominating/Corporate Governance Committee is comprised solely of directors who are not officers or employees of the Company. The Board has determined that no member of the Nominating/Corporate Governance Committee has any material relationship with the Company that might interfere with the member’s exercise of his or her independent judgment and that each member meets the standards of independence established by the New York Stock Exchange.

The Nominating/Corporate Governance Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Company’s website at www.welltower.com/investors/governance.

Consideration of Director Nominees. The Board believes that a nominee for director should be or have been a senior manager, chief operating officer, chief financial officer or chief executive officer of a complex organization such as a corporation, university, foundation or governmental entity or unit or, if in a professional capacity, be accustomed to dealing with complex problems, or otherwise have obtained and excelled in a position of leadership. In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom and vision to exercise sound business judgment and should have high personal and professional ethics, strength of character, integrity and values. Also, directors and nominees for director should be available and willing to attend regularly scheduled meetings of the Board and its committees and otherwise able to contribute a reasonable amount of time to the Company’s

12	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Corporate Governance (continued)

affairs, with participation on other boards of directors encouraged to provide breadth of experience to the Board. Unless otherwise determined by the Board, no person shall be nominated for election as a director after his or her 75th birthday.

In identifying and evaluating nominees for director, the Nominating/Corporate Governance Committee first looks at the overall size and structure of the Board each year to determine the need to add or remove directors. Second, taking into consideration the characteristics mentioned above, the Nominating/Corporate Governance Committee determines if there are any specific qualities or skills that would complement the existing strengths of the Board. The Nominating/Corporate Governance Committee takes diversity into account in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee considers diversity in terms of (1) professional experience, including experience in the Company’s primary business segments and in areas of possible future expansion, (2) educational background and (3) age, race, gender and national origin.

The Nominating/Corporate Governance Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors and management, and may seek input from third party executive search firms retained at the Company’s expense. If the Nominating/Corporate Governance Committee retains one or more search firms, such firms may be asked to identify possible nominees, interview and screen such nominees and act as a liaison between the Nominating/Corporate Governance Committee and each nominee during the screening and evaluation process.

The Nominating/Corporate Governance Committee will review the résumé and qualifications of each candidate based on the criteria described above and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Nominating/Corporate Governance Committee to be potential nominees, the Nominating/Corporate Governance Committee will obtain such background and reference checks as it deems necessary, and the Chair of the Nominating/Corporate Governance Committee and the Chairman of the Board will interview qualified candidates. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet the other members of the Nominating/Corporate Governance Committee. If the candidate is approved by the Nominating/Corporate Governance Committee, the candidate will have an opportunity to meet with the remaining directors and management. At the end of this process, if the Nominating/Corporate Governance Committee determines that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Nominating/Corporate Governance Committee will then recommend to the Board that the candidate stand for election by the shareholders or fill a vacancy or newly created position on the Board. Each year, the Board and the Nominating/Corporate Governance Committee evaluate the size, composition and diversity of the Board as part of the

Board and Committee self-evaluation process. These self-evaluations help the Nominating/Corporate Governance Committee assess the effectiveness of the foregoing procedures for identifying and evaluating nominees for director.

Mr. Donahue, the Chairman of the Board and a non-employee director, and Ms. Oster, a non-employee director, identified and recommended Mr. Bacon as a potential nominee for director. The Nominating/Corporate Governance Committee, through the process described above, recommended to the Board that Mr. Bacon be appointed as a director. The Board appointed Mr. Bacon as a member of the Board in January 2016.

The Nominating/Corporate Governance Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Nominating/Corporate Governance Committee in care of the Executive Vice President, Head of Human Capital and Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615. The Nominating/Corporate Governance Committee requires that shareholder recommendations for director nominees be submitted by November 24, 2016 and be accompanied by (1) the name, age, business address and, if known, residence address of the nominee, (2) the principal occupation or employment of the nominee for at least the last five years and a description of the qualifications of the nominee, (3) the class or series and number of shares of the Company’s stock that are owned beneficially or of record by the nominee and (4) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected.

Also, the shareholder making the nomination should include (1) his or her name and record address, together with the name and address of any other shareholder known to be supporting the nominee and (2) the class or series and number of shares of the Company’s stock that are owned beneficially or of record by the shareholder making the nomination and by any other supporting shareholders. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

In addition to the right of shareholders to recommend director nominees to the Nominating/Corporate Governance Committee, the By-Laws provide that a shareholder entitled to vote for the election of directors may make nominations at a meeting of shareholders of persons for election to the Board if the shareholder has complied with specified prior notice requirements. To be timely, a shareholder’s notice of an intent to nominate a director at a meeting of shareholders must be in writing and delivered to the Executive Vice President, Head of Human Capital and Corporate Secretary not more than 120 days prior to the meeting and not less than 45 days before the date on which the Company first mailed or otherwise gave notice for the prior year’s annual meeting of shareholders.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	13

Corporate Governance (continued)

With respect to the 2017 Annual Meeting, such a notice must be received by the Executive Vice President, Head of Human Capital and Corporate Secretary by February 7, 2017. The By-Laws further require that such a notice include all of the information specified in the preceding paragraph for shareholder recommendations to the Nominating/Corporate Governance Committee for director nominees.

The Company may require that the proposed nominee furnish other information as the Company may reasonably request to assist in determining the eligibility of the proposed nominee to serve as a director. At any meeting of shareholders, the Chairman of the Board may disregard the purported nomination of any person not made in compliance with these procedures.

PLANNING COMMITTEE

The function of the Planning Committee is to assist management with identifying strategic opportunities for the Company. The Planning Committee met one time during the year ended December 31, 2015. Each member of the Board is a member of the Planning Committee.

MANAGEMENT COMMITTEE

The function of the Management Committee is to provide leadership in the organization and the marketplace and to position the Company to deliver on its commitments to growth and excellence. The Management Committee consists of five members of senior management, including the Chief Executive Officer.

RISK MANAGEMENT

The Board of Directors and Management Committee play a vital role in overseeing the management of the Company’s risks. The Board reviews the Company’s significant risk exposure, including operational, strategic, financial, legal and regulatory risks. The Management Committee oversees management of material risks and sets policy regarding enterprise risk management (“ERM”).

In order to manage these risks, the Management Committee has established a comprehensive Enterprise Risk Management Program (“ERM Program”) based on the ISO 31000 ERM standard. The ERM Program is led by an experienced Director, Enterprise Risk Management, who reports to the Chief Operating Officer and the Senior Vice President, Operations. The Director, working collaboratively with the leaders of all of the Company’s business functions, identifies and evaluates enterprise risk throughout the organization. After review and input from those business function leaders and the Management Committee, the Director works with the various business units to mitigate risks that are deemed material or are otherwise determined to be priorities by the Management Committee.

Additionally, a report detailing the risks identified and the results of mitigation efforts are reported to the Board on a regular basis, including results of risk mitigation testing performed by Internal Audit.

SUCCESSION PLANNING

The Board of Directors and the Management Committee are actively engaged in succession planning. The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and oversees the performance evaluation of the Management Committee.

At least annually, the Board reviews succession plans for the Chief Executive Officer and the Management Committee, as well as other members of senior management. Succession planning addresses both succession in the ordinary course of business and contingency planning in case of unexpected events. Each member of the Management Committee meets quarterly with the Chief Executive Officer to discuss development plans and opportunities. From time to time, the Chief Executive Officer makes his recommendations and evaluations of potential successors, along with a review of any development plans for such individuals.

CORPORATE SUSTAINABILITY

The incorporation of sustainability principles into the heart of the Company’s business is fundamental to its ability to manage corporate risk, promote wellness in society, and demonstrate a measurable contribution to the development of a more inclusive and environmentally-respectful economy. The Company is dedicated to being a leader of corporate social responsibility in its sector.

Sustainable business practices are built into the everyday running of the business. The program is an important means to minimize the environmental impact of the Company’s real estate portfolio, proactively address climate change, engage stakeholders, and support a new model of care that is centered on wellness—living well, aging well and keeping people out of hospitals.

The Company is committed to the continual improvement of its sustainability performance. The Company’s efforts were recognized by achieving the Green Star designation for sustainability performance in the latest Global Real Estate Sustainability Benchmark (GRESB) survey. The Company highlighted its commitment to transparency and leadership through its submission of the Carbon Disclosure Project (CDP) survey and was rewarded with inclusion on the Carbon Disclosure Leadership Index.

The Company’s annual corporate social responsibility report was guided by the GRI framework to assure compliance with industry best practices. To view the Company’s latest corporate social responsibility report and learn more about its corporate responsibility actions, visit www.welltower.com/ responsibility/sustainability.

PLEDGING AND HEDGING

The Company’s insider trading policy prohibits the Company’s directors and executive officers from entering into hedging or monetization transactions with respect to the Company’s securities and from holding the Company’s securities in margin accounts or otherwise pledging such securities as collateral for loans.

14	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Corporate Governance (continued)

CLAWBACK POLICY

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement, the Compensation Committee may require any of the Company’s executive officers and certain other covered officers to repay to the Company that part of the incentive compensation received by such officer during the three-year period preceding the publication of the restated financial statement that the Compensation Committee determines was in excess of the amount that such officer would have received had such incentive compensation been calculated based on the financial results reported in the restated financial statement. The amount and form of the compensation to be recouped is determined by the Compensation Committee in its discretion.

COMMUNICATIONS WITH THE BOARD

Shareholders and other parties interested in communicating with the Board of Directors or any specific directors, including the non-executive Chairman or the non-employee or independent directors as a group, may do so by writing to the Board of Directors, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615. The Nominating/Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to members of the Board. Under that process, the Executive Vice President, Head of Human Capital and Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of the correspondence (with copies of the correspondence attached) that, in the opinion of the Executive Vice President, Head of Human Capital and Corporate Secretary, relates to the functions of the Board or committees thereof or that she otherwise determines requires their attention (for example, if the communication received relates to questions, concerns or complaints regarding accounting, internal control over financial reporting and auditing matters, it will be summarized and forwarded to the Chair of the Audit Committee for review). Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of such correspondence.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	15

Executive Officers

In April 2014, the Company created a Management Committee to work with Mr. DeRosa to oversee the Company’s day-to-day operations. Scott M. Brinker, Scott A. Estes, Erin C. Ibele and Jeffrey H. Miller, each executive officers of the Company, currently serve with Mr. DeRosa on the Management Committee. The Management Committee provides leadership in the organization and the marketplace and positions the Company to deliver on its commitments to growth and excellence.

The following information is furnished as to the executive officers of the Company:

THOMAS J. DEROSA Age: 58

Title:

•  Chief Executive Officer

Responsibilities:

•  Sets vision and strategic direction for the Company

•  Represents the Company’s interests in the capital markets and with industry groups

•  Manages key client relationships and crafts strategic growth plans with key relationships

•  Develops new business relationships and opportunities

•  Advocates for the advancement of the health care and REIT industries, the Company and the transformation of health care

Mr. DeRosa has served as Chief Executive Officer of the Company since April 2014. Mr. DeRosa’s biographical information is set forth under “Directors to be Elected” above.

SCOTT M. BRINKER Age: 39

Title:

•  Executive Vice President and Chief Investment Officer

Responsibilities:

•  Establishes the Company’s investment strategy in consultation with the Management Committee and manages all aspects of the investment process

•  Directs the investment and underwriting processes and manages all Investment Teams

•  Identifies new business opportunities

•  Manages key client relationships

•  Oversees portfolio strategy and performance

Mr. Brinker has served as Executive Vice President and Chief Investment Officer of the Company since July 2014. Mr. Brinker served as Executive Vice President-Investments of the Company from January 2012 to July 2014, as Senior Vice President-Underwriting and Research of the Company from January 2009 to January 2012 and as Vice President-Underwriting and Research of the Company from January 2006 to January 2009. Since July 2001, Mr. Brinker has served in various capacities with the Company.

SCOTT A. ESTES Age: 45

Title:

•  Executive Vice President and Chief Financial Officer

Responsibilities:

•  Develops the Company’s financial strategy in consultation with the Management Committee and leads capital raising

•  Directs the fiscal functions of the Company in accordance with all accounting, regulatory and advisory expectations

•  Manages all finance, accounting, treasury, tax and legal functions, with indirect oversight over the audit function

•  Manages banking and analyst relationships

•  Leads the investor relations function

Mr. Estes has served as Executive Vice President and Chief Financial Officer of the Company since January 2009. Mr. Estes served as Senior Vice President and Chief Financial Officer of the Company from March 2006 to January 2009 and as Vice President of Finance of the Company from April 2003 to March 2006. From January 2000 to April 2003, Mr. Estes served as a Senior Equity Research Analyst and Vice President with Deutsche Bank Securities.

16	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Officers (continued)

ERIN C. IBELE Age: 54

Title:

•  Executive Vice President, Head of Human Capital and Corporate Secretary

Responsibilities:

•  Manages all aspects of human capital

•  Leads the corporate communications function

•  Serves as primary liaison to the Board

•  Manages SEC regulatory compliance and corporate governance

•  Establishes the Company’s administrative priorities and leads various administrative functions

Ms. Ibele has served as Executive Vice President, Head of Human Capital and Corporate Secretary of the Company since July 2014. Ms. Ibele served as Senior Vice President-Administration and Corporate Secretary of the Company from March 2006 to July 2014 and as Vice President-Administration and Corporate Secretary of the Company from January 1993 to March 2006. Since 1986, Ms. Ibele has served in various capacities with the Company.

JEFFREY H. MILLER Age: 56

Title:

•  Executive Vice President and Chief Operating Officer

Responsibilities:

•  Manages all operational aspects of the Company, including investment integration, information management and financial planning and analysis

•  Manages the outpatient medical division

•  Supports the structuring, approval and strategic prioritization of investments

•  Establishes operating policies and procedures

•  Manages the Company’s domestic and international satellite offices

•  Oversees portfolio performance jointly with the CIO

Mr. Miller has served as Executive Vice President and Chief Operating Officer of the Company since July 2014. Mr. Miller served as Executive Vice President and General Counsel of the Company from March 2006 to July 2014 and assumed the additional title of Executive Vice President-Operations in January 2009. Mr. Miller served as Vice President and General Counsel of the Company from July 2004 to March 2006. From 1996 to June 2004, Mr. Miller was a partner in the real estate practice group of the law firm of Shumaker, Loop & Kendrick, LLP.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	17

Security Ownership of Directors and Management and Certain Beneficial Owners

The table below sets forth, as of March 8, 2016, unless otherwise specified, certain information with respect to the beneficial ownership of the Company’s shares of common stock by each director of the Company, each Named Executive Officer, and the directors and executive officers of the Company as a group. Unless noted below, each person has sole voting and investment power regarding the Company’s shares. Also, unless noted below, the beneficial ownership of each person represents less than 1% of the outstanding shares of common stock of the Company.

Name of Beneficial Owner	Shares Held of Record(2)	Options Exercisable Within 60 Days	Total Shares Beneficially Owned(3)(4)
Kenneth J. Bacon(1)	0	0	0	(5)
Scott M. Brinker	109,518	24,900	134,418
Thomas J. DeRosa	280,447	0	280,447	(6)
Jeffrey H. Donahue	33,955	0	33,955
Scott A. Estes	141,531	81,856	223,387
Charles J. Herman, Jr.	75,052	30,609	105,661	(7)
Erin C. Ibele	67,711	7,437	75,148
Fred S. Klipsch	17,606	0	17,606
Jeffrey H. Miller	132,101	23,277	155,378
Geoffrey G. Meyers	1,828	0	1,828
Timothy J. Naughton	7,158	0	7,158
Sharon M. Oster	46,205	0	46,205	(8)
Judith C. Pelham	4,973	0	4,973
Sergio D. Rivera	2,727	0	2,727
R. Scott Trumbull	66,545	0	66,545	(9)
All directors and executive officers as a group (14 persons)	912,305	137,470	1,049,775	(10)
(1)	Mr. Bacon was appointed to the Board of Directors on January 29, 2016.

(2)	Includes all restricted shares granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan (“2005 Long-Term Incentive Plan”) beneficially owned by such directors and Named Executive Officers and all directors and executive officers as a group as of March 8, 2016.

(3)	Does not include 562 deferred stock units granted to each non-employee director (other than Mr. Bacon, Mr. Meyers and Mr. Rivera) in February 2014. These deferred stock units will be converted into shares of common stock on the next anniversary of the date of grant.

(4)	Does not include 2,298 deferred stock units granted to each non-employee director (other than Mr. Bacon) in February 2016. These deferred stock units will be converted into shares of common stock on the next anniversary of the date of grant.

(5)	Does not include 2,124 deferred stock units granted to Mr. Bacon in February 2016. These deferred stock units will be converted into shares of common stock on the next anniversary of the date of the grant.

(6)	Does not include 10,412 restricted stock units granted to Mr. DeRosa pursuant to a performance-based restricted stock unit grant agreement. See page 37 of the “Compensation Discussion and Analysis” section for additional information regarding this award. These restricted stock units will vest in two equal installments on April 13 of each of 2016 and 2017. Settlement of these restricted stock units is automatically deferred under the terms of the grant agreement until the earliest of Mr. DeRosa’s “separation from service” (as defined under Section 409A of the Code), his death or a change in control of the Company.

(7)	On July 1, 2015, Mr. Herman retired as the Executive Vice President and President of Seniors Housing and Post-Acute of the Company. Mr. Herman is included in this table because he is a Named Executive Officer. Mr. Herman’s shares held of record are reported as of July 1, 2015, his last day as an employee of the Company. Mr. Herman exercised all his outstanding stock options on August 6, 2015.

(8)	Ms. Oster’s total shares beneficially owned include 17,000 shares owned by her spouse.

(9)	Mr. Trumbull’s total shares beneficially owned include 23,362 shares held in trust for the benefit of his immediate family, as to which his spouse is the trustee. Mr. Trumbull disclaims beneficial ownership of these 23,362 shares.

(10)	Total beneficial ownership represents 0.29% of the outstanding shares of common stock of the Company as of March 8, 2016.

18	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Security Ownership of Directors and Management and Certain Beneficial Owners (continued)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own beneficially more than 10% of the shares of common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2015.

Based upon filings made with the Securities and Exchange Commission in January and February 2016 (with respect to holdings as of December 31, 2015), the only shareholders known to the Company to be the beneficial owners of more than 5% of the Company’s common stock are as follows:

Beneficial Owner	Common Stock Beneficially Owned		Percent of Outstanding Common Stock(5)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	51,744,997	(1)	14.52%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	36,175,668	(2)	10.15%
Vanguard Specialized Funds 100 Vanguard Blvd. Malvern, PA 19355	25,348,862	(3)	7.11%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	20,066,870	(4)	5.63%
(1)	Includes 550,776 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., and 1,061,434 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. In the aggregate, The Vanguard Group, Inc., Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. have sole voting power over 1,177,256 shares, shared voting power over 299,504 shares, sole dispositive power over 50,759,267 shares and shared dispositive power over 985,730 shares.

(2)	In the aggregate, BlackRock, Inc. and its affiliates have sole voting power over 32,946,232 shares and sole dispositive power over 36,175,668 shares.

(3)	Vanguard Specialized Funds has sole voting power over 25,348,862 shares.

(4)	In the aggregate, State Street Corporation and its affiliates have shared voting power over 20,066,870 shares and shared dispositive power over 20,066,870 shares.

(5)	The percentages set forth in the table reflect percentage ownership as of March 8, 2016. The actual filings of these beneficial owners provide percentage ownership as of December 31, 2015.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	19

Security Ownership of Directors and Management and Certain Beneficial Owners (continued)

Certain Relationships and Related Transactions

Policies and Procedures for Review, Approval or Ratification of Related Party Transactions

The Company has a written policy requiring all material transactions with related parties to be approved or ratified by the Board. The policy covers any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) the Company is a participant, and (3) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

In determining whether to approve or ratify a transaction, the Board will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Board has determined that transactions that involve any employment by the Company of an executive officer of the Company shall be deemed to be pre-approved if the related compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K because the person is a Named Executive Officer, or if the executive officer is not a Named Executive Officer and the compensation would have been reported in the Company’s proxy statement if the executive officer had been a Named Executive Officer (and the Company’s Compensation Committee approved or recommended that the Board approve such compensation). The Board also has pre-approved certain transactions that involve (1) any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K; (2) any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts; and (3) any transaction where the related party’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock receive the same benefit on a pro rata basis.

20	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation, evaluation and oversight of the Company’s independent registered public accounting firm. The Audit Committee considers whether the independent registered public accounting firm is best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent registered public accounting firm’s familiarity with the Company’s business, personnel, culture, accounting systems or risk profile; the appropriateness of fees charged; and whether provision of the service by the independent registered public accounting firm would enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee obtains and reviews a report from the independent registered public accounting firm at least annually regarding: (a) the independent registered public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent registered public accounting firm and the Company (in order to assess the independent registered public accounting firm’s independence). The Audit Committee evaluates the qualifications, performance and independence of the independent registered public accounting firm, including considering whether its quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining its independence, and taking into account the opinions of management and the internal auditors.

The Audit Committee has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the Company’s inception in 1970. The Audit Committee periodically considers whether, in order to assure continuing auditor independence, it should adopt a policy requiring the regular rotation of the independent registered public accounting firm. The Audit Committee (and in particular the Chair of the Audit Committee) ensures the rotation of the lead (or coordinating) audit partner every five years as mandated by the Sarbanes-Oxley Act of 2002, as amended, and is directly involved in the selection of Ernst & Young LLP’s lead audit partner. The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

Although the submission of this matter for approval by shareholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the shareholders. If this appointment is not ratified by the holders of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting, the Audit Committee will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2017 because of the difficulty and expense of making a substitution. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories, are as follows:

	Year ended December 31,
	2015	2014
Audit Fees	$3,182,750	$2,913,454
Audit-Related Fees	4,189	37,135
Tax Fees:
Tax Compliance	160,488	4,876,506
Tax Planning and Tax Advice	504,472	2,556,931
All Other Fees	0	0
Totals	$3,851,899	$10,384,026

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	21

Proposal 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

Audit fees include fees associated with the annual audit, the review of the Company’s quarterly reports on Form 10-Q and services that generally only the independent registered public accounting firm can provide such as accounting consultations billed as audit services, comfort letters, consents and assistance with review of documents to be filed with or furnished to the Securities and Exchange Commission.

Audit-related fees include fees associated with assurance and related services that are traditionally performed by an independent accountant, and include access to research databases and consultations concerning financial accounting and reporting standards not billed as audit services.

Tax fees include fees for tax compliance and tax planning and tax advice services. Tax compliance involves the preparation of original and amended tax returns, claims for refund and tax payment-planning services and assistance with tax audits and appeals. Tax planning and tax advice encompass a diverse range of services, including advice related to acquisitions, and requests for rulings or technical advice from taxing authorities.

None of the foregoing fees were paid for services, the sole business purpose of which was tax avoidance, or the tax treatment of which would not be supported by the Code and related regulations.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP. The affirmative vote of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting will be required for such ratification.

22	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

Pre-Approval Policies and Procedures

The Audit Committee has developed policies and procedures concerning its pre-approval of the performance of audit and non-audit services for the Company by Ernst & Young LLP and is responsible for the audit fee negotiations associated with the engagement of Ernst & Young LLP. At its quarterly meetings, the Audit Committee pre-approves particular audit and non-audit services within the following categories of services that it desires the independent registered public accounting firm to undertake: audit services, audit-related services, tax compliance services, tax planning and tax advice services and other services. Prior to giving its approval, the Committee reviews the written descriptions of these services provided by Ernst & Young LLP and the estimated fees for these services. All other non-audit services must be pre-approved on an individual engagement basis. If there is any question as to whether a proposed service has been pre-approved, management and the independent registered public accounting firm together must contact the Audit Committee to obtain clarification or, if necessary, pre-approval.

All of the audit services, audit-related services, tax compliance services, tax planning and tax advice services and other services provided to the Company by Ernst & Young LLP during the year ended December 31, 2015 were pre-approved by the Audit Committee.

Where specific Audit Committee approval of non-audit services is required, the Chair of the Audit Committee may pre-approve the engagement subject to a presentation to the full Audit Committee at its next regularly scheduled meeting.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities this past year, the Audit Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with the independent registered public accounting firm such firm’s independence from management and the Company and considered the compatibility of non-audit services with such firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with such firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held five meetings during the year ended December 31, 2015.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. Mr. Klipsch, Mr. Naughton, Mr. Rivera and Mr. Trumbull were each members of the Audit Committee in 2015 and participated in the reviews and discussions described above.

Mr. Bacon and Mr. Meyers were appointed to the Audit Committee in February 2016, so they did not participate in such reviews and discussions.

Submitted by the Audit Committee

R. Scott Trumbull, Audit Committee Chair

Fred S. Klipsch, Audit Committee Member

Timothy J. Naughton, Audit Committee Member

Sergio D. Rivera, Audit Committee Member

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	23

Proposal 3—Advisory Vote to Approve Named Executive Officer Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory or non-binding basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules.

The Company’s compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased shareholder returns. This compensation philosophy, and the program structure approved by the Compensation Committee, are central to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results. This approach, which has been used consistently over the years, has resulted in the Company’s ability to attract and retain the executive talent necessary to guide the Company during a period of tremendous growth. Please refer to “Executive Compensation—Executive Summary” for an overview of the compensation of the Named Executive Officers and the Company’s key financial and strategic achievements in 2015 that drove compensation decisions.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the policies and practices described in this Proxy Statement. This vote is advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee. The Board and the Compensation Committee value the opinions of the Company’s shareholders and to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, the Company will consider shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Resolved, that the compensation paid to the Company’s Named Executive Officers as disclosed in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables, is hereby approved.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY OR NON-BINDING BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC. The affirmative vote of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting will be required for advisory approval of this proposal.

24	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation

The Compensation Committee is responsible for the Company’s executive compensation program and implementing its underlying philosophy and policies. An overview and analysis of the Company’s executive compensation program, philosophy and policies is set forth below.

The Company’s named executive officers for 2015 (the “Named Executive Officers” or “NEOs”) were:

Named Executive Officers	Title in 2015
Thomas J. DeRosa	Chief Executive Officer
Scott A. Estes	Executive Vice President and Chief Financial Officer
Scott M. Brinker	Executive Vice President and Chief Investment Officer
Erin C. Ibele	Executive Vice President, Head of Human Capital and Corporate Secretary
Jeffrey H. Miller	Executive Vice President and Chief Operating Officer
Charles J. Herman, Jr.	Former Executive Vice President and President of Seniors Housing and Post-Acute (on July 1, 2015, Mr. Herman retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company)

Executive Summary

COMPENSATION PRINCIPLES

The Company’s executive compensation program is designed to attract, motivate and retain top executive talent. Competing successfully in this dynamic sector requires highly skilled, knowledgeable individuals who are committed to delivering outstanding shareholder returns while effectively building relationships across the industry. The Compensation Committee continually reviews and refines the Company’s compensation practices so that the compensation system is in line with the market, is responsive to concerns of shareholders, and takes into account best compensation practices. To that end, the Company’s compensation program is based on three core principles:

•	Align pay and performance, utilizing absolute and relative goals that measure performance both on an annual and multi-year basis.
•	Align management and shareholder interests, by establishing rigorous goals that balance and measure value creation over both the short and long term.
•	Pay the majority of compensation in the form of equity that vests over an extended number of years.

COMPENSATION PLAN CHANGES

In response to evolving market best practices and shareholder input, the Compensation Committee continued to refine and enhance the compensation program in 2015. The revisions to the program were designed with the assistance of the Company’s compensation advisor, FPL Associates (“FPL”), and in consultation with outside legal counsel (to assure that the Compensation Committee was receiving independent advice on legal aspects of the compensation program).

Based on input from FPL, the management team, outside legal counsel, and shareholder groups, the Compensation Committee implemented the following changes to the compensation program in 2015:

•	Implemented a new long-term incentive program based entirely on forward-looking performance that measures Company achievement over a multi-year performance period.
•	Recalibrated the weightings of all components of the annual cash bonus program (page 31). The weightings for the measures included in the annual cash bonus program vary among the NEOs based on their operational responsibilities.
•	Removed the general and administrative expense component from the annual cash bonus program (page 31).

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	25

Executive Compensation (continued)

2015 PERFORMANCE

The Company had a strong year in 2015 that validated the strength of its platform. The Company’s strategy is based on acquiring and developing a well-diversified, high quality portfolio located in strong and growing markets operated or managed by best-in-class seniors housing and care organizations and health systems. The Company’s significant growth continued during the year with the completion of $4.8 billion of strategic investments, including approximately $1.7 billion of international investments. The Company also had strong access to capital during the year and significantly improved its balance sheet and credit metrics.

The Compensation Committee evaluates all pre-established qualitative and quantitative metrics and factors in making its compensation decisions. Among the important metrics and factors the Compensation Committee considered were the management team’s success in the following areas:

•	Delivered strong annual earnings growth in 2015, including normalized funds from operations growth and normalized funds available for distribution growth.
•	Completed $4.8 billion in gross new investments during the year, originating 77% of them through existing relationships (page 34).
•	Increased international diversification by completing $1.7 billion of gross investments in Canada and the United Kingdom in 2015 (pages 34-35).
•	Significantly improved the portfolio quality by disposing of nearly $1.2 billion of non-core assets (page 35).
•	Generated strong same-store cash net operating income growth in 2015.
•	Raised $3.3 billion in equity and debt capital in 2015, including our largest overnight marketed common stock offering and our largest single tranche U.S. debt offering. The Company also completed its first Canadian-denominated debt offering with the issuance of CAD$300 million of senior unsecured notes.
•	Improved the balance sheet and key credit metrics including adjusted interest coverage and adjusted fixed charge coverage.
•	Paid a cash dividend of $3.30 per share in 2015, which represents an increase of 4% over dividends paid during 2014 (page 36).
•	Received a corporate credit ratings upgrade from one rating agency and positive outlook upgrades from two other rating agencies.
•	Increased percentage of revenues generated by private pay sources by 170 basis points to 88.8% in 2015.
•	Solidified a capital partnership with the Canada Pension Plan Investment Board by acquiring portfolios of outpatient medical and seniors housing properties. For CPPIB, these transactions represent its entry into the U.S. outpatient medical and seniors housing sectors.
•	Received the Green Star designation for sustainability in the Global Real Estate Sustainability Benchmark (GRESB).
•	Included in CDP’s Carbon Disclosure Leadership Index.
•	37 outpatient medical buildings were recognized for their sustainability leadership through the Green Arrow Building Certification program.
•	Benchmark’s Shelton building received LEED-Gold certification and 14 Sunrise buildings received the EPA’s Energy Star® designation.

26	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A

Compensation Discussion and Analysis

To assist shareholders in finding important information, this CD&A is organized as follows:

1.	COMPENSATION PHILOSOPHY AND OBJECTIVES

The philosophy underlying the Company’s executive compensation program is to provide competitive pay for achieving rigorous performance goals. The objective is to attract and retain the caliber of executive officers and other key employees necessary for the Company to deliver sustained high performance to shareholders. The short-term and long-term metrics built into the compensation program are specifically designed to align management and shareholder interests directly. Outlined below are the principles underlying the Company’s executive compensation program.

•	Strongly align pay and performance, utilizing absolute and relative goals across annual and multi-year performance periods
¡	Payouts vary based upon the degree to which performance measures are achieved.
¡	Multiple performance measures are used to ensure a focus on overall Company performance.
¡	Variable reward payouts are designed to provide competitive compensation for achieving expected performance, and enhanced compensation for performance that exceeds expectations.

•	Attract and retain top management talent
¡	The executive compensation program is structured to attract and retain individuals with the skills necessary to effectively manage a complex, growing international business.
¡	The Compensation Committee regularly benchmarks its executive compensation program to compensate executives to approximate the median level for target performance, with above median payouts for superior performance.
¡	Individual performance is a key element in the annual cash bonus program, which is designed to motivate executives to perform at the highest levels.

•	Link compensation realized to the achievement of the Company’s short and long-term financial and strategic goals
¡	A majority of each Named Executive Officer’s total direct compensation opportunity is in the form of annual and long-term incentive compensation.
¡	Performance measures are selected based on careful assessment of measures that will encourage profitable growth and increase shareholder value.
¡	Actual compensation may be above or below the targeted level, depending on achievement relative to pre-established performance goals that reflect the Company’s short and long-term business plans.

•	Align management and shareholder interests by engaging in long-term shareholder value creation
¡	Long-term incentive awards are granted in the form of equity awards that vest based on performance and continued employment over multiple years, which aligns management’s interests with those of the Company’s shareholders.
¡	The current incentive programs include an annual cash bonus component and a three-year forward-looking component emphasizing both short and long-term shareholder value creation.
¡	Stock ownership guidelines require that Board members and executives maintain significant levels of stock ownership, further emphasizing the focus on long-term shareholder return and alignment with shareholder interests.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	27

Executive Compensation—CD&A (continued)

2.	POLICIES AND PROCEDURES

The Compensation Committee is responsible for determining the nature and amount of compensation for the Company’s Chief Executive Officer and for reviewing and approving the compensation for the other four executive officers listed on pages 16-17. The Committee consists of four non-employee directors. Ms. Oster is the Chair of the Compensation Committee and Mr. Meyers, Mr. Naughton and Ms. Pelham are Compensation Committee members.

The Company’s compensation policies and programs are designed to implement the philosophy described above. The Company has implemented a number of measures in an effort to drive performance and align the interests of the Company’s executives with shareholders.

What the Company Does	What the Company Doesn’t Do

Pays for performance. A significant portion of executive pay is not guaranteed, but rather is at-risk and tied to key financial and value-creation metrics that are disclosed to the shareholders. All of the incentive compensation (both cash and equity) is subject to the achievement of various performance objectives.

Guarantee salary increases, bonuses or equity grants. The Company does not guarantee annual salary increases or bonuses to anyone. It currently has no guaranteed commitments to grant any equity-based awards. Finally, the entire long-term program is predicated on the achievement of performance metrics. This ensures that the Company is able to base all compensation awards on measurable performance factors and business results.

Provide excise tax gross-up payments. The Company will not enter into any new agreements that include excise tax gross-up payments.

Reprice options. Since its initial public offering in 1978, the Company has not repriced or otherwise reduced the per-share exercise price of any outstanding stock options. Repricing of stock options is not permitted under the 2005 Long-Term Incentive Plan or the 2016 Long-Term Incentive Plan.

Pledging or hedging. The Company’s insider trading policy prohibits the Company’s directors and executive officers from entering into hedging or monetization transactions with respect to the Company’s securities and from holding the Company’s securities in margin accounts or otherwise pledging such securities as collateral for loans.

Dividends or dividend equivalents on unearned performance shares. Performance share award agreements do not provide for the payment of dividends until the shares are earned.

Balances short-term and long-term incentives. The incentive programs provide an appropriate balance of annual and longer-term incentives.
Caps award payouts. Amounts or shares that can be earned under the annual incentive program and long-term incentive program are capped. No guaranteed minimum amounts or awards are provided.
Maintains share ownership guidelines. The Company has established the following minimum share ownership requirements: CEO – five times base salary; executive officers – three times base salary; and outside directors – four times the annual cash fee.
Includes double-trigger change in control provisions. The CEO’s employment agreement includes “double trigger” severance provisions requiring both a change in control and a subsequent termination of employment.
Utilizes an independent compensation consulting firm. The Compensation Committee has engaged an independent compensation consulting firm that specializes in the REIT industry.
Maintains a clawback policy. The Compensation Committee adopted a clawback policy that, in the event of a financial restatement, allows the Company to recoup incentive compensation (including stock options, restricted stock and restricted stock units) paid to executive officers based on the misstated financial information.
Conducts a risk assessment. The Compensation Committee annually conducts a compensation risk assessment to determine whether the compensation policies and practices, or components thereof, create risks that are reasonably likely to have a material adverse effect on the Company.

28	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

3.	ROLE OF THE COMPENSATION CONSULTANT

The Compensation Committee has engaged FPL as its independent compensation consultant to advise the Committee on compensation program design, the components of the Company’s executive compensation programs and the amounts the Company should pay its executive officers.

FPL performs no services for management unless requested by and on behalf of the Chair of the Compensation Committee. The consultant generally attends meetings of the Compensation Committee, and the Chair of the Compensation Committee frequently interacts with the consultant between meetings to define the nature of work to be conducted, review materials to be presented at meetings and obtain the consultant’s opinion and perspective on proposals prepared by management.

During 2015, FPL performed the following specific services:

•	Re-evaluated the peer group
•	Conducted a comprehensive review of executive and board compensation
•	Developed a new long-term incentive program design

As part of the process of assessing the effectiveness of the Company’s compensation programs and assisting with implementation, the consultant also interacts with members of management. The consultant’s primary contacts with management are the Executive Vice President and Chief Financial Officer and the Executive Vice President, Head of Human Capital and Corporate Secretary. The independence of FPL was assessed by the Compensation Committee and no conflicts of interest were found.

4.	INPUT OF EXECUTIVE OFFICERS ON COMPENSATION

The Compensation Committee receives input from certain executive officers on a variety of issues related to compensation.

•	The Chief Executive Officer considers the performance of each NEO and makes recommendations to the Compensation Committee regarding each NEO’s individual performance score associated with the annual cash bonus program, and future increases to base salary and incentive compensation opportunities. The Compensation Committee takes these recommendations into consideration when determining earned incentive compensation and when setting compensation opportunities for the coming year.
•	Each year, management establishes an annual plan for the Board’s review, which includes financial budgets and key strategic objectives for the Company. The Compensation Committee has designed the compensation programs to encompass key financial and strategic objectives included in the annual plan.
•	The Company’s Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Operating Officer assist the Compensation Committee in assessing the financial and legal impact of compensation decisions.
•	The Company’s Executive Vice President, Head of Human Capital and Corporate Secretary assists the Compensation Committee in administering the compensation programs, including the Company’s 2005 Long-Term Incentive Plan, and ensuring that all relevant documentation and disclosures are completed (e.g., filings with the Securities and Exchange Commission and legal documents).

5.	SHAREHOLDER OUTREACH INITIATIVES

At the 2015 Annual Meeting, approximately 97% of shareholder votes were cast in favor of the compensation of the NEOs (also commonly referred to as “Say-on-Pay”). This represents a significant improvement from the voting results for the 2014 Say-on-Pay proposal (85% in favor). The Compensation Committee and management were pleased with these results, but it did not alter their commitment to extensive engagement with shareholders as part of their continuing efforts to refine and enhance the executive compensation program.

The Compensation Committee, with assistance from FPL, considered the opinions provided during shareholder and investor meetings during the past few years in the development of the 2016 compensation program. Investors have been pleased with the Company’s continuing efforts to enhance the connection between pay and performance. The Company’s efforts include the implementation of a three-year forward-looking long-term incentive program that features consecutive, rolling three-year tranches.

In 2015, members of senior management conducted over 300 meetings with investors and analysts to discuss a number of topics, including, but not limited to, financial results, Company strategy, objectives and performance, compensation metrics, corporate governance initiatives and industry trends.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	29

Executive Compensation—CD&A (continued)

Investor Feedback

What the Company heard	How the Company responded
The link between pay and performance is very important.	As part of its continuing effort to strengthen the link between pay and performance, the Compensation Committee evaluates the components of the executive compensation program on an on-going basis, including the metrics included in the annual and long-term incentive programs. For 2015, the Compensation Committee modified the weightings for each of the measures included in the annual cash bonus program and removed the general and administrative expense component.
Shareholders like the use of forward-looking performance metrics.	The Compensation Committee implemented a new long-term incentive program in 2015 based entirely on forward-looking performance that includes total shareholder return, fixed charge coverage and same store cash NOI growth metrics. The new program replaces the prior split program that included components measuring historical performance as well as forward-looking performance.
It is an uncommon practice to have performance metrics that apply only to certain NEOs.	In 2014, the annual cash bonus program included two metrics (Cash NOI vs. underwritten projections on 2013 operating acquisitions and general and administrative expense controls) that applied to some, but not all, NEOs. For 2015, the Compensation Committee modified the annual cash bonus program so that each performance metric applies to each NEO. The Company continues to use variable weightings based on NEO operational responsibility, but the weightings now vary by no more than 10% and the weighting for each measure for each NEO is at least 5%.

30	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

6.	IMPROVEMENTS TO EXECUTIVE COMPENSATION PROGRAM STRUCTURE

The Compensation Committee continues to work with FPL, solicit feedback from proxy advisory firms, and engage shareholders to ensure all potential compensation concerns are evaluated and its pay for performance practices are supported.

Changes to the Annual Cash Bonus Program

As a result of investor feedback, the weightings for the measures included in the annual cash bonus program were modified for 2015 and vary among the NEOs based on their operational responsibility and sphere of influence. For example, Mr. Brinker has a more direct impact on net real estate investments than other NEOs, so his weighting for that metric is greater than the other NEOs. All NEOs have at least a 5% weighting for each measure (in 2014, certain NEOs had 0% weighting for some measures). In addition, general and administrative expense was removed as a component of the 2015 annual cash bonus program.

Annual Incentive Cash Bonus Measures

Metric	DeRosa	Estes	Brinker	Ibele	Miller

Normalized FFO per share	30%	25%	15%	25%	25%

Same store cash NOI growth	25%	25%	25%	25%	25%

Net real estate investments	15%	15%	25%	15%	15%

Cash NOI vs. underwritten projections on 2014 operating acquisitions	5%	5%	5%	5%	5%

Individual Goals	25%	30%	30%	30%	30%

Changes to the Long-Term Incentive Plan

In response to investor feedback and in consultation with FPL, the Compensation Committee has transitioned to a new long-term incentive program based entirely on forward-looking performance. The new program replaces the prior split program, features consecutive, rolling three-year tranches and includes the following metrics:

2015 – 2017 3-Year

Long-Term Incentive Program

Metric	Weighting

Total Shareholder Return v. NAREIT Health Care Index	35%

Total Shareholder Return v. Morgan Stanley (MSCI) US REIT Index	15%

Absolute Total Shareholder Return	15%

Adjusted Fixed Charge Coverage	20%

Relative Same Store Cash NOI Growth	15%

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	31

Executive Compensation—CD&A (continued)

The transition from the prior split program, which featured awards made after the completion of the performance period, to the three-year forward-looking program, which features the upfront grant of performance shares, is diagrammed below. The NEOs received grants under the prior program (reflecting previous achievement of performance goals) in February 2015 and February 2016. In accordance with SEC rules, the February 2015 grants are included in the “Summary Compensation Table” on pages 54-55 and the February 2016 grants will be included in the “Summary Compensation Table” in next year’s Proxy Statement (even though they relate to performance in 2015).

The NEOs also received an upfront grant of performance shares under the 2015-2017 program in February 2015. The amount earned under this program will not be known until the end of 2017, the last year of the three-year performance period. The diagram below depicts the February 2015 grants and overlap of awards that span two distinct programs and were designed to reward performance for two separate timeframes. Although the timing of grants has shifted to reflect market best practices and shareholder feedback, it is important to note that the transition to the forward-looking program did not have any economic impact (benefit) on the NEOs and their ongoing long-term incentive compensation opportunities.

For 2015, 85% of the CEO’s 2015 total target compensation was performance-based and not guaranteed and 64% was in the form of long-term equity compensation (see page 38). Likewise, an average of 80% of the other NEOs’ 2015 total target compensation (excluding Mr. Herman) was performance-based and not guaranteed, and 55% was in the form of long-term equity compensation.

32	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

7.	COMPENSATION PEER GROUP

As part of its annual compensation review, the Compensation Committee conducts a comprehensive review of the executive compensation programs relative to a relevant peer group of comparable REITs. The competitive review is one of the compensation elements the Compensation Committee takes into account in making compensation decisions. Along with Company performance, the Compensation Committee also considers the experience, tenure and past performance of the respective executive officers.

The Company is now the 8th largest REIT measured by enterprise value and market capitalization and is included in the S&P 500 Index. As illustrated below, the peer group was selected because its members are similar in size to the Company, share a similar business model, geographic footprint, regulatory environment and/or competitive dynamics. The peer group represents the industries with which it currently competes for executive talent, and also includes the Company’s principal business competitors. The peer group has evolved over time as the Company has grown.

The Compensation Committee strives to maintain consistency in terms of peer group composition and benchmarking between years and, in fact, the peer group did not change in 2013 or 2014. However, as the Company has grown to become the largest public health care REIT and one of the largest public REITs across the broader industry, the Compensation Committee decided to include two additional public REITs in the peer group in 2015 in order to have a more robust comparator set. The two additional REITs are, like the Company, S&P 500 companies and fit the criteria for inclusion in the peer group.

Peer	Industry	Market Capitalization
Simon Property Group, Inc.	Regional Mall	$70.2 billion
Public Storage	Self-Storage	$43.0 billion
American Tower Corp.	Specialty	$41.1 billion
Equity Residential	Multi-Family	$30.9 billion
AvalonBay Communities, Inc.	Multi-Family	$25.2 billion
General Growth Properties, Inc.	Regional Mall	$24.2 billion
Welltower Inc.	Health Care	$24.1 billion
Prologis, Inc.	Industrial	$22.9 billion
Boston Properties, Inc.	Office	$21.9 billion
Vornado Realty Trust	Diversified	$20.0 billion
Ventas, Inc.	Health Care	$19.0 billion
HCP, Inc.	Health Care	$18.0 billion
Host Hotels & Resorts, Inc.	Hotel	$11.9 billion

Source: Key Banc, data as of 12/31/15.

               Source: Key Banc, data as of 12/31/15.

The Compensation Committee believes that market data plays an important role in the design and implementation of optimal compensation programs. FPL and the Compensation Committee consider multiple factors and types of internal and external data in making both individual and plan-level compensation decisions. The benchmarking data provides an important reference point when evaluating whether pay levels are appropriate, however, it is a single point of reference and one of several factors utilized when ultimately making pay decisions. Although the Compensation Committee does not precisely benchmark to a specific market percentile, the market median is typically an initial focus and point of reference.

Findings from the peer group review indicated that Mr. DeRosa’s total target remuneration (sum of base salary, cash bonus and equity awards) ranked as the lowest among the CEOs in the peer group. The review also indicated that the target total remuneration for the NEOs (other than

Mr. DeRosa and Mr. Herman, in the aggregate) is below the market median relative to the non-CEO named executive officers (in the aggregate) in the peer group (see chart on page 34).

As 2014 was Mr. DeRosa’s first year as CEO of the Company, his compensation was initially set at a pay level commensurate with his then new tenure and in order to first provide a period of time to evaluate his performance in the role. Based on Mr. DeRosa’s significant accomplishments at the Company since becoming CEO (see pages 37 and 42 for more information), the Compensation Committee adjusted his compensation in 2015 to more closely align with market competitive pay practices. In addition, the Compensation Committee will continue to evaluate and adjust target compensation and corresponding incentive opportunity levels over time to make sure the Company’s compensation programs are competitive and consistent with the Company’s compensation philosophy for the other NEOs.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	33

Executive Compensation—CD&A (continued)

The Company’s relative compensation levels compared to relative enterprise growth, total capitalization growth and total shareholder return during the period 2013 – 2015 is depicted in the chart to the right.

Sources: Key Banc, data as of 12/31/15.

SNL Financial, data as of 12/31/15.

8.	2015 COMPANY PERFORMANCE

The primary goal of the Compensation Committee is to link relative pay to relative, and in some instances absolute, performance. 2015 was another strong year for the Company. Throughout the year, as a result of experienced and steady leadership, the Company continued to seize opportunities and further differentiate itself from the competition. Some of the accomplishments that the Compensation Committee considered in determining compensation levels included:

$4.8 BILLION 2015 GROSS INVESTMENTS

The Company completed $4.8 billion in gross new investments in 2015, including $1.7 billion of international investments.

Demonstrating the success of our relationship investing approach, 77% of HCN’s 2015 investments were originated through existing relationships.

34	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

    CONTINUED GEOGRAPHIC EXPANSION

The Company continued international expansion in high-quality, strategically-aligned properties by investing $1.7 billion internationally in 2015, positioning the Company to deliver substantial returns to shareholders in the future.

    DISPOSITION OF NON-STRATEGIC ASSETS

The Company continued to proactively recycle capital in an effort to enhance the value of the portfolio and position the Company in an evolving health care industry. In 2015, the Company disposed of $1.2 billion of non-core assets.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	35

Executive Compensation—CD&A (continued)

    179 CONSECUTIVE DIVIDENDS

The Company paid a cash dividend of $3.30 per share in 2015, which represents a 4% increase over dividends paid in 2014.

The Board of Directors also approved a new 2016 cash dividend of $3.44, which represents a 4% increase, commencing with the February 2016 dividend.

The dividend paid in February 2016 represents the Company’s 179th consecutive dividend payment.

9.	CEO PAY OVERVIEW

This section highlights the terms of Mr. DeRosa’s employment agreement and outlines the compensation paid to him in 2015 in light of the Company’s performance.

Mr. DeRosa’s Employment Agreement

Mr. DeRosa’s employment agreement includes the provisions listed below, which the Company considers “best practices.”

BEST PRACTICES CEO EMPLOYMENT AGREEMENT

•	No evergreen—term is defined and there is no automatic renewal feature

•	No severance payable upon expiration of the term

•	No automatic compensation increases

•	No guaranteed bonus payments

•	Any severance payments are conditioned upon a general release and continued compliance with non-competition and confidentiality requirements

•	Double-trigger required for both severance and acceleration of equity awards upon a change in corporate control

•	No excise tax gross-ups

•	Limited perquisites and no perquisites upon retirement

•	Initial equity award is 100% performance-based and subject to continued employment with the Company

36	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

In connection with his appointment as CEO, Mr. DeRosa was granted 15,618 restricted stock units on July 30, 2014 with a value at the time of grant of $1,000,000, pursuant to a performance-based restricted stock unit grant agreement.

The grant agreement included set two sets of performance goals for Mr. DeRosa to be completed during the one-year performance period ending April 12, 2015:

•	Restructure the management team, including restructuring roles and responsibilities, establishing a new performance structure for the Management Committee and creating/structuring individual development plans
•	Drive international expansion through talent recruitment, new investments, expanded international presence and developing relationships with international pension funds and investors

In 2015, the Compensation Committee determined that Mr. DeRosa satisfied the management team goal (50% of the award) by:

•	Creating the Management Committee
•	Refining and expanding the roles of the Management Committee
•	Establishing goal plans for each member of the Management Committee
•	Creating individual development plans for each member of the Management Committee

The Compensation Committee also determined that Mr. DeRosa satisfied the international strategy goal (50% of the award) by:

•	Completing more than $1.0 billion in gross investments in the United Kingdom and Canada
•	Expanding the Company’s offices and personnel in the United Kingdom and opening new offices in Canada
•	Completing a second successful Sterling-denominated debt offering (£500 million)
•	Closing a new Canadian-denominated unsecured term loan (CAD$250 million)
•	Meeting with 35 current and potential investors in the UK and Amsterdam and making 11 trips to the UK and Canada

One-third of the restricted stock units vested in 2015. The remaining restricted stock units will vest pro rata in 2016 and 2017 provided that Mr. DeRosa remains continuously employed by the Company through the applicable vesting date. Under the terms of the award agreement, settlement of the award will be automatically deferred until the earliest of Mr. DeRosa’s separation from service (as defined under Section 409A of the Code), his death or a change in control of the Company.

Mr. DeRosa’s Target Compensation Versus Peer Group

The compensation program targets approximately the 50th percentile of the peer group (which is consistent with market best practices), balances a variety of key performance metrics, measures performance on both an absolute and relative basis to protect against rising/falling markets, evaluates performance over both short and long-term performance periods, and is heavily weighted towards incentive pay and equity in particular. As previously stated, Mr. DeRosa’s target compensation is the lowest among the CEOs in the peer group for 2015.

Mr. DeRosa’s Accomplishments as Chief Executive Officer

Under the leadership of Mr. DeRosa, the Company completed $4.8 billion of gross investments in 2015, including $1.7 billion of international investments and $1.2 billion of dispositions of non-core strategic assets, generated strong same store cash net operating income growth and raised $3.3 billion in equity and debt capital. Mr. DeRosa’s strategic vision and emphasis on long-term sustainable growth has laid a solid foundation for future growth. See page 42 for Mr. DeRosa’s additional accomplishments in 2015.

Compensation Components

The Compensation Committee established the following key components of Mr. DeRosa’s compensation:

•	Base Salary: Mr. DeRosa’s base salary was set at $950,000.

•	Annual Cash Incentive: The target opportunity percentage for Mr. DeRosa in 2015 was set at 150% of base compensation and the maximum opportunity percentage was set at 300%.

•	Annual Long-Term Incentive Plan: The annual target opportunity for Mr. DeRosa was set at $1,650,000 in 2015, which is the last year this plan will be utilized.

•	2013-2015 Long-Term Incentive Program: Mr. DeRosa joined this three-year program in April 2014. The award was based on Company performance during the three-year period ending December 31, 2015 against the ten metrics described on pages 47-50. The target opportunity was set at $1,650,000 per year during the period, but was prorated based on the number of days during the period that Mr. DeRosa served as CEO.

•	2015-2017 Long-Term Incentive Program: Any award earned will be based on Company performance during the three-year period ending December 31, 2017 against the five metrics listed on page 31. The target opportunity was set at $4,000,000.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	37

Executive Compensation—CD&A (continued)

10.	COMPENSATION ELEMENTS AND RESULTS

This section describes how the Compensation Committee applied the compensation program and the Company’s performance in determining the compensation of all NEOs (other than Mr. Herman, who retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company on July 1, 2015).

The elements used to achieve the compensation objectives, and which enable the Company to retain, motivate, engage, and reward the NEOs and other executives, include base salary, annual cash incentives, long-term incentives, and other perquisites and benefits, and are described in more detail below. In allocating compensation among these components, the Company seeks to provide reasonable and competitive levels of fixed compensation (base salary), while emphasizing performance-based compensation that varies based on Company and individual performance.

The following charts illustrate each NEO’s target base salary, annual cash incentive compensation, annual long-term incentive and three-year long-term incentive compensation as a percent of total target compensation for 2015. On average, 81% of total target compensation is based on Company performance.

Base Salary

Base salaries are established at levels that will attract and retain talented executives. To that end, base salaries are generally targeted to approximate the market median, but may deviate from this competitive position based on the scope of the individual’s role in the organization, the individual’s experience in the current position, and individual performance. Base salaries are reviewed annually and may be adjusted to better match market competitive levels and/or to recognize an individual’s growth and development. Base salaries for the NEOs were as follows:

Executive	2014 Salary		2015 Salary		% Increase
Thomas J. DeRosa	$825,000	(1)	$950,000		15%
Scott A. Estes	500,000		510,000		2%
Scott M. Brinker	475,000		484,500		2%
Erin C. Ibele	400,000		408,000		2%
Jeffrey H. Miller	500,000		510,000		2%
Charles J. Herman, Jr.	475,000		484,500	(2)	2%

(1)	On April 13, 2014, Mr. DeRosa was appointed to serve as Chief Executive Officer of the Company. Mr. DeRosa received $590,721 in base salary in 2014.

(2)	On July 1, 2015, Mr. Herman retired from his employment with the Company. Mr. Herman received $244,113 in base salary in 2015.

In 2014, Mr. DeRosa’s salary was the lowest among CEOs in the peer group. His salary increased in 2015 to make it more competitive (approximately at the market median) and to recognize his significant achievements as CEO.

Mr. Estes, Mr. Brinker, Ms. Ibele, Mr. Miller and Mr. Herman did not receive base salary increases in February of 2014. Their base salaries were later increased in August 2014 in connection with the restructuring of the Management Committee and the resulting changes in individual responsibilities. The salaries indicated above are the annualized amounts effective in August 2014.

For 2016, the Compensation Committee decided not to increase the base salaries for all NEOs.

Annual Incentives

Annual incentives reward the executives for the achievement of certain performance objectives tied to the Company’s annual business plan, as well as achievement of individual performance objectives. Under this program, a range of earnings opportunities is established for each executive at the beginning of the performance period, expressed as percentages of base salary and corresponding to three levels of performance (threshold, target and high).

38	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

The corporate performance measures and weightings set by the Compensation Committee for 2015 under the annual incentive program were as follows:

Normalized Funds from Operations (FFO) per share.		Weighting
2015 Goal:	Threshold: $4.25, +3.0% growth Target: $4.30, +4.2% growth High: $4.37, +5.9% growth

Why the Company chose this measure:  FFO is a common non-GAAP measure of operating performance for REITs because it provides insight into the earnings generated from the real estate platform. FFO means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO for 2015 represents FFO adjusted for transaction costs, provision for loan losses, net gains (or losses) on derivatives and extinguishments of debt, non-recurring income tax benefits, other expenses, other income and normalizing items relating to unconsolidated/non-controlling interests. This measure is included in the compensation program because it is the measure most commonly used by analysts to assess the performance of REITs. If the Company achieves a level of normalized FFO per share as a result of inappropriate amounts of leverage, the Compensation Committee may determine that bonuses should not be paid for this goal.

How the Compensation Committee set the 2015 goal: In its 2015 initial public guidance, the Company projected normalized FFO in a range of $4.25 to $4.35 per diluted share. As such, threshold performance for this measure was set at the low-end of the Company’s initial public guidance range. Target performance was set at $4.30 or the midpoint of the initial guidance range and high score was set at $0.02 above the high end. As a result, high performance would only be achieved if the Company significantly exceeded the high end of the initial public guidance range.

Same Store Cash NOI Growth.		Weighting
2015 Goal:	Threshold: +2.2% Target: +3.25% High: +4.2%

Why the Company chose this measure: Net operating income (“NOI”) is used to evaluate the operating performance of the Company’s properties. NOI means total revenues, including tenant reimbursements, less property operating expenses, which represent costs associated with managing, maintaining and servicing tenants for the Company’s seniors housing operating and medical facility properties. Same store cash NOI is used to evaluate the cash-based operating performance of the Company’s properties under a consistent population which eliminates changes in the composition of the portfolio. For purposes of same store cash NOI, same store is generally defined as those revenue-generating properties in the portfolio for the relevant year-over-year reporting periods. Entrance fee communities and any properties acquired, developed, transitioned or classified in discontinued operations during those periods are excluded from the same store amounts. Same store cash NOI represents NOI for same store properties adjusted for elimination of non-cash NOI, normalization of management fees at the contractual rate and adjustments to translate Canadian properties at a USD/CAD rate of 1.25 and UK properties at a GBP/USD rate of 1.54.

How the Compensation Committee set the 2015 goal: In its 2015 initial public guidance, the Company projected blended same store cash NOI growth in a range of 3.0%-3.5% in 2015. As such, the Compensation Committee set target performance at 3.25% and the high goal significantly above the Company’s initial public guidance at 4.2% or 0.70% above the high end of the range. Threshold was increased to 2.2% in 2015 (from 2.0% in 2014).

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	39

Executive Compensation—CD&A (continued)

Net Real Estate Investments.		Weighting
2015 Goal:	Target: $2.0 billion

Why the Company chose this measure:  The Company has included net real estate investment objectives as a performance measure because net investments are important to the Company’s growth and future profitability. Net real estate investments means gross real estate investments less sales of properties and loan repayments.

How the Compensation Committee set the 2015 goal:  The Company has communicated to investors that, under typical market conditions, it expects to complete $1.5 billion to $2.0 billion in gross real estate investments each year. The Compensation Committee set target performance for net real estate investments at the high end of the Company’s expectations for gross real estate investments, which does not include the impact of asset sales or loan repayments. The Compensation Committee did not set threshold or high levels of performance.

Cash NOI of 2014 Operating Acquisitions vs. Underwritten Projections.		Weighting
2015 Goal:	Threshold: >95% of underwritten projections Target: >100% of underwritten projections High: >105% of underwritten projections

Why the Company chose this measure:  This measure compares the cash NOI of the Company’s 2014 operating acquisitions against underwritten expectations. Cash NOI represents NOI (as defined on page 39) as adjusted for the elimination of non-cash items. “Operating acquisitions” is a term used to encompass RIDEA investments and MOB investments. The Company chose to limit the metric to operating acquisitions because they are the only investments over which it has influence on operating budgets. The Company believes it is appropriate to align the integration and success of recent investments with management’s annual incentive measures. This measure also serves to help bridge part of the gap left by the same store cash NOI measure, which only includes investments that have been in the portfolio for certain year-over-year reporting periods as discussed on page 39.

How the Compensation Committee set the 2015 goal:  The Compensation Committee believes the Company should reach or exceed 100% of its expected underwritten cash NOI projections for the 2014 operating acquisitions in order to achieve target performance. Threshold performance (greater than 95% of expected cash NOI) represents solid performance for these investments (in light of the Company’s high expectations) and high performance (greater than 105% of expected cash NOI) represents excellent performance.

40	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

Individual Performance.		Weighting
2015 Goal:	Each of the NEOs is evaluated against a set of individual strategic goals.

Why the Company chose this measure:  The Company tailors individual goals to the roles and responsibilities of each NEO, including, among other things, the implementation and execution of targeted investment strategies, communication with investors, effective capital raising and promotion in the capital markets and participation in succession planning for management. Individual goals allow the Compensation Committee to evaluate the performance of each executive and the business segments or functions that an executive leads. An important component of this metric is whether the executive achieves business results in a manner that is consistent with corporate strategic plans and objectives.

How the Compensation Committee set the 2015 goals:  The Compensation Committee established individual goals based on the Company’s key strategic objectives for 2015 (and, as applicable, objectives for business segments or functions for which the executive is primarily responsible), as well as personal initiatives for 2015 for each executive that the Compensation Committee deemed were important.

Annual Incentive Results

2015 Individual Performance

For Mr. DeRosa, 75% of the annual cash bonus was determined by corporate performance and 25% by individual performance. The corporate component was set at 75% because the Compensation Committee believes that the vast majority of the Chief Executive Officer’s annual cash bonus should be based on overall corporate performance given his ultimate accountability for the Company’s performance.

For Mr. Estes, Mr. Brinker, Ms. Ibele and Mr. Miller, 70% of the annual cash bonus was determined by corporate performance and 30% by individual performance. The Compensation Committee believes that overall corporate performance should be the primary basis for determining annual cash incentives for all of its executives.

In light of the following significant individual accomplishments in 2015, the Compensation Committee determined that each of the Named Executive Officers achieved an individual score between target and high. However, no NEO received a high score.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	41

Executive Compensation—CD&A (continued)

Mr. DeRosa

•	Delivered consistent operating results across all segments of the Company’s portfolio generating strong annualized earnings growth

•	Continued to build the Company’s unparalleled relationship network and premier-quality health care real estate portfolio completing $4.8 billion of new investments; 77% with existing seniors housing, post-acute care and health system partners

•	Continued to evolve and strengthen the Company’s portfolio by disposing of $1.2 billion of non-strategic assets and expanding the Company’s presence in key U.S., Canadian and UK markets

•	Entered into a new joint venture relationship with the Canada Pension Plan Investment Board (CPPIB), one of the world’s premier institutional investors

•	Strengthened the Company’s leadership team and advanced a diverse talent pipeline, adding resources to support the Company’s capital markets, investments and marketing capabilities

•	Successfully repositioned the Company as a leading voice in the transformation of health care infrastructure through the Company’s name change and by representing the Company externally as a Governor of The World Economic Forum and at numerous other events targeting institutional investors, capital partners, industry organizations and investment banks

Mr. Estes

•	Completed year with highest FFO and FAD multiples among the Large Cap peer group

•	Normalized FFO per share exceeded budget and the high end of original Wall Street guidance

•	Received unsecured debt rating increase from one rating agency and outlook increases from two other rating agencies

•	Raised $3.3 billion of total capital ($1.8 billion equity / $1.5 billion debt)

¡	Equity included largest overnight marketed deal in REIT sector in 2015 with $1.5 billion in proceeds priced at $75.50 per share, which was the highest offering price in Company history

¡	Completed inaugural Canadian debt offering of $300 million CAD, five-year notes with 3.407% yield

•	Conservatively managed year-end balance sheet metrics:

¡	Debt / undepreciated book capitalization: average for the year was 38.3%

¡	Secured debt / gross assets: 12.1%

¡	Improved interest coverage and fixed charge coverage ratios from year-end 2014

•	Managed foreign currency hedging program – hedged approximately 90% of balance sheet exposure and 75% of earnings exposure

•	Hosted successful Investor Day in Indianapolis in May and Bank Day in Toledo in June

•	Attended three international events (2-UK / 1-Tokyo) and six large U.S. conferences and team hosted eight property tours in the UK and five domestic property tours

•	Joined NIC board of directors

42	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

Mr. Brinker

•	Oversaw $4.8 billion of gross investments in 2015

•	Oversaw $1.2 billion of strategic dispositions in 2015, the proceeds of which were recycled into core real estate

•	Expanded existing relationships with Sunrise, Revera, Brandywine, Benchmark, Silverado, Belmont Village, Avery, Signature, Genesis, Cascade, Legend, Chelsea, PSPIB, Johns Hopkins, MedStar, and Kelsey-Seybold, among others

•	Established new relationships with Aspen, Epoch, Discovery, Oakmont, Ensign, Chicago Pacific, Leisure Care, and CPPIB

•	Oversaw the performance of the existing portfolio, which generated strong same store NOI growth in 2015

•	Served as board member on several key operator boards

Ms. Ibele

•	Oversaw the process and rollout of the Company name change from Health Care REIT, Inc. to Welltower Inc.

•	Refined the Human Capital Strategy and reorganized the human capital team in support of this strategy

•	Streamlined and standardized the core human capital processes and enhanced reporting metrics

•	Advanced the momentum on human capital initiatives such as Well+Being, CORE, Welltower Cares, Associate Rotational Program and the HR Executive Forum/Human Capital Partnership

•	Continued to advance the work of the Culture Work Group in response to the Culture and Employee Engagement Survey

•	Formed and launched the Welltower Foundation, focused on positively transforming the quality of life for an aging population and supporting organizations and innovations that promote wellness and care for people as they age

Mr. Miller

•	Oversaw the strategic realignment of the medical facilities group, including disposition of its life science portfolio and other non-core assets

•	Oversaw, along with Mr. Brinker, the Company’s portfolio management function, which is responsible for monitoring and driving the performance of the investment portfolio

•	Initiated transformational changes in the Company’s information platforms, including its customer relationship management reporting and portfolio management systems

•	Assumed responsibility for programs designed to create value in the portfolio while mitigating risk

•	Developed a comprehensive corporate social responsibility strategy and implementation plan

•	Led corporate reorganizations that streamlined decision-making and improved process efficiency

•	Managed the Company’s international operations, including oversight of its new Canadian office, as well as its London, Los Angeles and Luxembourg offices

•	Served on the Company’s investment committee and in various other investment oversight roles

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	43

Executive Compensation—CD&A (continued)

Annual Incentive Payments

The table below illustrates each executive’s total annual incentive earnings opportunity, taking into consideration both corporate and individual performance, under the annual incentive program, and the actual bonuses for 2015 performance that were approved at the Compensation Committee’s February 12, 2016 meeting. For individual performance results, please refer to pages 41-43.

	2015 Annual Incentive Opportunity			2015 Bonus Earned
	(as a % of Base Salary)			% of Base Salary	Amount
	Threshold	Target	High
DeRosa	75%	150%	300%	241%	$2,291,705
Estes	75%	150%	260%	214%	1,091,691
Brinker	75%	150%	300%	237%	1,150,964
Ibele	50%	87.5%	125%	106%	435,453
Miller	75%	150%	225%	188%	961,769

Long-Term Incentive Plan

The Company’s long-term incentive program incorporates two components: (1) the long-term incentive plan, which measures three-year total shareholder return on a rolling basis in both absolute and relative terms (two-year total shareholder return for Mr. DeRosa as he was appointed CEO in 2014), and (2) the 2013-2015 three-year forward-looking program, which examines performance across 10 pre-determined key financial metrics (as detailed on pages 47-50). By covering, in essence, three to six years of performance at any given time, balancing both absolute and relative performance, and examining how the Company performs across multiple criteria spanning total shareholder return (the largest portion of the program), earnings, dividends, and leverage, the Company believes the long-term incentive program fosters sustained performance and creates short and long-term shareholder value. Under the program, dividends on any unearned shares are not paid until the underlying shares vest, which the Compensation Committee believes is in line with best practices. Taken as a whole, this program emphasizes a pay-for-performance philosophy and promotes enhanced retention of executives.

Annual Long-Term Incentive Program Opportunity

For Mr. DeRosa, the total shareholder return metrics are based on 2014 and 2015 performance only. The Compensation Committee felt it was appropriate to measure Mr. DeRosa’s performance based only on the years in which he has served as Chief Executive Officer (rather than giving him credit for 2013). For all other NEOs, the total shareholder return metrics are based on three-year annualized performance.

Total Shareholder Return vs. NAREIT Health Care Index.		Weighting
2015 Goal:	Threshold: -4.0% below Index Target: Same total return as Index High: +4.0% above Index Extraordinary: +6.0% above Index

Why the Company chose this measure:  Total shareholder return relative to the companies included in the NAREIT Health Care Index, which includes the Company’s primary competitors, allows for a meaningful comparison of the Company’s performance relative to other companies in its industry. The Company has used this index or similar indices since 2002 to measure the Company’s performance.

How the Compensation Committee set the 2015 goals:  Since 2002, the Company has set target performance at the average annual total shareholder return of the relative index. Likewise, since 2002, threshold performance has been set at 4.0% below the relative index and high performance set at 4.0% above the index return. Extraordinary performance has also remained the same since it was introduced, set at 6.0% above target. In 2015, the Compensation Committee did not alter these performance ranges (consistent with prior years).

44	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

Total Shareholder Return vs. Morgan Stanley (MSCI) US REIT Index.		Weighting
2015 Goal:	Threshold: -4.0% below Index Target: Same total return as Index High: +4.0% above Index Extraordinary: +6.0% above Index

Why the Company chose this measure:  Total shareholder return relative to all REITs included in the MSCI US REIT Index measures performance relative to other real estate sectors that compete for investment capital. This allows the Company to reward executives for performance beyond market-driven results. The Company has used this index or similar indices since 2002 to measure the Company’s performance.

How the Compensation Committee set the 2015 goals:  Since 2002, the Company has set target performance at the average annual total shareholder return of the relative index. Likewise, since 2002, threshold performance has been set at 4.0% below the relative index and high performance set at 4.0% above the index return. Extraordinary performance has also remained the same since it was introduced, set at 6.0% above target. In 2015, the Compensation Committee did not alter these performance ranges (consistent with prior years).

Absolute Total Shareholder Return.		Weighting
2015 Goal:	Threshold: +6% Target: +10% High: +14% Extraordinary: +18%

Why the Company chose this measure:  Following discussions with shareholders, this metric was created in response to their concerns that if a company outperforms its peers in a negative total return market, executives should not receive maximum payouts. Total shareholder return is a direct measure of the value created for investors. The Company includes an absolute return measure to reflect the fact that shareholders expect positive returns through all market cycles. This metric allows for some control in compensation if the Company outperforms its peers in a down market.

How the Compensation Committee set the 2015 goals:  For this measure, the Compensation Committee, consistent with feedback from shareholders, believes it is appropriate for executives not to be compensated unless HCN’s compounded annual total shareholder return is 6.0%, which is the same level used in 2013 and 2014. In addition, target performance was set at 10.0% compounded annual total shareholder return, high performance was set at 14% and extraordinary performance was set at 18%. In 2015, the Compensation Committee did not alter these performance ranges (consistent with prior years).

The annual long-term incentive plan measures the three-year total shareholder return performance of the Company (two-year total shareholder return for Mr. DeRosa). This performance measure has been the cornerstone of the Company’s long-term incentive plan since 2002. The relative performance goals have remained the same since 2002 setting target at the respective index return over the same period, threshold performance at 4.0% below the index returns and high performance at 4.0% above the index returns. This performance range was agreed to in 2002 and has not changed in 14 years. Performance goals have never been reduced within the three-year performance period, only adjusted upwards to increase the difficulty to achieve these goals across any period of time.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	45

Executive Compensation—CD&A (continued)

Annual Long-Term Incentive Results – CEO Only

Annual Long-Term Incentive Results – Other NEOs

Annual Long-Term Incentive Payments

Grants detailed below are not included in the “Summary Compensation Table” because they were granted in restricted shares in 2016. They will be included in the Summary Compensation Table for the proxy statement filed in 2017, which will show equity grants made in 2016. The table below outlines the annual long-term incentive earnings opportunities for 2015 and the amounts that were approved at the Committee’s February 12, 2016 meeting.

	2015 Long-Term Incentive (LTI) Opportunities
	Threshold	Target	High	Extraordinary	Grant Date Fair Value	Restricted Shares(1)
DeRosa	$1,150,000	$1,650,000	$3,050,000	$5,150,000	$4,515,363	83,003
Estes	487,500	875,000	937,500	1,000,000	815,021	14,982
Brinker	512,500	925,000	962,500	1,000,000	846,954	15,569
Ibele	200,000	250,000	300,000	425,000	262,752	4,830
Miller	425,000	750,000	875,000	1,000,000	735,162	13,514
(1)	Based on a per share grant price of $54.40, the closing price of the Company’s common stock on February 12, 2016, the date of grant.

As discussed on page 63, Mr. Herman retired from his position as Executive Vice President and President of Seniors Housing and Post-Acute of the Company on July 1, 2015. Mr. Herman did not receive shares under the annual long-term incentive plan for 2015.

46	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

2013-2015 Long-Term Incentive Program Opportunity

The 2013-2015 three-year forward looking program covers the three-year period ending December 31, 2015. Under this program, the Compensation Committee established goals in 2013 for the ten measures described below (with percentage weightings) based on the Company’s internal projections. The components of the three-year program are consistent with the Company’s long-term strategic objectives. The metrics are divided into categories of earnings, leverage, dividends and other.

EARNINGS:

Relative Normalized FFO Multiple Per Share.		Weighting
Goal:	Threshold: <- 1.5x Target: +/- 0.5x High: > 0.5x Extraordinary: > 1.5x

Relative Normalized FAD Multiple Per Share.		Weighting
Goal:	Threshold: <- 1.5x Target: +/- 0.5x High: > 0.5x Extraordinary: > 1.5x

Background information regarding non-GAAP measures:  FFO means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO represents FFO adjusted for transactions costs, provision for loan losses, net gains (or losses) on derivatives and extinguishments of debt, nonrecurring income tax benefits, other expenses, additional other income and normalizing items relating to unconsolidated/non-controlling interests. FAD represents FFO excluding net straight-line rental adjustments, amortization related to above/below market leases and amortization of non-cash interest expenses and less cash used to fund capital expenditures, tenant improvements and lease commissions. Normalized FAD represents FAD adjusted for transactions costs, provision for loan losses, net gains (or losses) on derivatives and extinguishments of debt, nonrecurring income tax benefits, other expenses, additional other income and normalizing items relating to unconsolidated/non-controlling interests.

Why the Company chose these measures:  FFO and FAD are common measures of operating performance for REITs because they provide insight into the earnings generated from the real estate platform. The Company believes it is important to trade at the highest FFO and FAD multiple relative to a defined group of its health care peers.

How the Compensation Committee set the goals:  The Compensation Committee believes the Company should trade at approximately the same normalized FFO and FAD multiple as its health care peers in order to meet target performance. Above target performance would only be achieved if the Company traded at an FFO or FAD multiple above its health care peers.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	47

Executive Compensation—CD&A (continued)

LEVERAGE:

Net Debt to Undepreciated Book Capitalization.		Weighting
Goal:	Threshold: < 43% Target: < 42% High: < 41% Extraordinary: < 40%

Net Debt to Adjusted EBITDA.		Weighting
Goal:	Threshold: < 6.25x Target: < 5.90x High: < 5.50x Extraordinary: < 5.00x

Adjusted Fixed Charge Coverage.		Weighting
Goal:	Threshold: > 2.50x Target: > 2.75x High: > 3.00x Extraordinary: > 3.25x

10-Year Unsecured Secondary Debt Spreads.		Weighting
Goal:	Threshold: < +40bps Target: +/- 20bps High: < 20bps Extraordinary: < 40bps

Background information regarding non-GAAP measures: Net debt represents total debt less cash and cash equivalents. EBITDA stands for earnings before interest, taxes, depreciation and amortization. The Company has defined EBITDA to include adjustments for stock-based compensation expense, provision for loan losses and gains/losses on extinguishment of debt consistent with the terms of its primary unsecured credit facility and its senior unsecured notes. Adjusted EBITDA represents EBITDA adjusted for transaction costs, gains/losses/impairments on properties, gains/losses on derivatives and timing adjustments for intraquarter investment activity. Adjusted Fixed Charge Coverage is a ratio of fixed charges to Adjusted EBITDA. Fixed charges include total interest, secured debt principal amortization and preferred dividends.

Why the Company chose these measures: Balance sheet strength has been the hallmark of the Company. These measures are included in the three-year long-term incentive program to emphasize the importance of the Company’s balance sheet and leverage strategy. The Compensation Committee believes it is important that the Company does not sacrifice its balance sheet to grow in other areas of the business.

How the Compensation Committee set the goals: For 10-year unsecured secondary debt spreads, the Compensation Committee believes the Company should have approximately the same spreads as its health care peers in order to meet target performance. For each of the other metrics, the Compensation Committee set target performance at levels that represent significant improvement (between 4.5% and 11.8% for each metric) from 2012 performance (pro forma for the completion of the Sunrise transaction in January 2013) and in-line with its internal strategic plan.

48	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

DIVIDENDS:

Average Annual Dividend Growth.		Weighting
Goal:	Threshold: 2.0% average annual growth Target: 2.5% average annual growth High: 3.0% average annual growth Extraordinary: 4.0% average annual growth

Normalized FFO Payout Ratio.		Weighting
Goal:	Threshold: < 83% Target: < 81% High: < 79% Extraordinary: < 76%

Normalized FAD Payout Ratio.		Weighting
Goal:	Threshold: < 94% Target: < 92% High: < 90% Extraordinary: < 87%

Background information regarding non-GAAP measures: Normalized FFO and FAD payout ratio reveal the relationship (provided on a percentage basis) between normalized FFO and FAD (each as described above) per common share and dividends per common share.

Why the Company chose these measures: The Company seeks to pay consistent cash dividends to stockholders and create opportunities to increase dividend payments to stockholders as a result of annual increases in net operating income and portfolio growth. These measures are used by the Company to evaluate its growth and continuing ability to pay dividends to stockholders.

How the Compensation Committee set the goals: For average annual dividend growth, the Compensation Committee set target performance at a level that represents solid average annual growth. For normalized FFO and FAD payout ratio, the Compensation Committee set target performance at levels that represent significant improvement (at least 3.2% for each metric) from 2012 performance (pro forma for the completion of the Sunrise transaction in January 2013).

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	49

Executive Compensation—CD&A (continued)

OTHER:

Private Pay Revenue Sources.		Weighting
Goal:	Threshold: > 79% Target: > 81% High: > 83% Extraordinary: > 85%

Why the Company chose this measure: The Company believes it is important to increase the percentage of its revenues generated by private pay sources to reduce the risk of government reimbursement (Medicaid or Medicare programs or other governmental sources).

How the Compensation Committee set the goal: The Compensation Committee set target performance at a level that represents notable improvement (3.8%) from the 2012 private pay percentage and above target performance at levels significantly higher than 2012.

2013-2015 Long-Term Incentive Program Results

50	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

2013-2015 Long-Term Incentive Program Payments

Grants detailed below are not included in the 2015 portion of the “Summary Compensation Table” because the grant-date fair value was included in the Summary Compensation Table for the proxy statement filed in 2014 as part of 2013 compensation. The table below outlines the long-term incentive earnings opportunities for the 2013-2015 program and the amounts that were approved at the Committee’s February 12, 2016 meeting.

	2013-2015 Long-Term Incentive (LTI) Opportunities				Dollar Value of Earned Award	Restricted Shares(1)	DER Accrual Payout(2)
	Threshold	Target	High	Extraordinary
DeRosa(3)	$858,904	$2,834,384	$5,668,767	$7,300,685	$6,876,386	105,580	$691,021
Estes	600,000	1,500,000	2,250,000	3,000,000	2,805,000	43,068	447,907
Brinker	600,000	1,500,000	2,250,000	3,000,000	2,805,000	43,068	447,907
Ibele	150,031	450,000	750,015	975,015	916,515	14,073	146,359
Herman(4)	600,000	1,500,000	2,250,000	3,000,000	2,356,250	35,766	282,194
Miller	600,000	1,500,000	2,250,000	3,000,000	2,805,000	43,068	447,907
(1)	Based on a per share grant price of $65.13, the average of the closing prices per share for the last 20 days of each completed calendar year in the performance period. These restricted shares vest as follows: one-third vested on February 26, 2016, one-third will vest on December 31, 2016 and one-third will vest on December 31, 2017.

(2)	Represents dividend equivalent rights (“DER”) payments for the 2013-2015 program that were paid on February 29, 2016.

(3)	Mr. DeRosa joined the 2013-2015 program in April 2014 in connection with his appointment as Chief Executive Officer. His award opportunity was prorated based on the number of days in the performance period in which he served as CEO.

(4)	Mr. Herman received a payment under the 2013-2015 program for performance through June 30, 2015, in connection with his retirement from the Company. The grant date fair value amount for Mr. Herman represents the average of the closing prices per share for the last 20 days of 2013 and 2014, and the average of the closing prices per share for the last 20 days of the quarter ended June 30, 2015.

Current 2015-2017 Long-Term Incentive Program Opportunity

The three-year forward looking program covers the three-year period ending December 31, 2017. The Compensation Committee established goals in early 2015 for the five measures described below (with percentage weightings) based on the Company’s internal projections for the three years ending December 31, 2017. The components of the three-year program are consistent with the Company’s long-term strategic objectives. As of December 31, 2015, the Company is trending between threshold and target under the program.

1.	Total Shareholder Return v. NAREIT Health Care Index (35%)

2.	Total Shareholder Return v. Morgan Stanley (MSCI) US REIT Index (15%)

3.	Absolute Total Shareholder Return (15%)

4.	Adjusted Fixed Charge Coverage (20%)

5.	Relative Same-Store Cash NOI Growth (15%)

The Compensation Committee has established four achievement levels for each performance measure (threshold, target, high and extraordinary). For the total shareholder return metrics, the achievement levels match the levels used in the 2015 long-term incentive program (see pages 44 and 45). For the fixed charge coverage metric, target was set in line with the Company’s long-term strategic goal. For the same store growth metric, target was set at the average same store growth for a defined group of the Company’s health care peers. Awards will be granted based on observed results relative to these measures.

These measures will be evaluated as of December 31, 2017 and any awards granted to the executives under the three-year program will vest as follows: one-third in early 2018, one-third on December 31, 2018 and one-third on December 31, 2019. For each executive, 100% of the award will be based on predefined corporate performance targets. See pages 61-67 for a detailed discussion of potential payments upon termination or change in corporate control.

For the Named Executive Officers, the annual and aggregate award opportunities for 2015, 2016 and 2017 are as follows:

	2015-2017 Long-Term Incentive Program Opportunities
	Threshold	Target	High	Extraordinary
DeRosa	$2,000,000	$4,000,000	$7,500,000	$10,000,000
Estes	687,500	1,375,000	1,718,750	2,062,500
Brinker	712,500	1,425,000	1,781,250	2,137,500
Ibele	225,000	450,000	562,500	675,000
Miller	637,500	1,275,000	1,593,750	1,912,500

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	51

Executive Compensation—CD&A (continued)

The Company intends to provide disclosure regarding actual performance relative to the targets in the proxy materials for the 2018 annual meeting, which will be the first annual meeting following the completion of the three-year performance period.

Compensation Overview for 2015 and 2014 Performance

In order to provide shareholders with a more complete picture of the compensation of the NEOs (other than Mr. Herman), the Company is providing additional compensation information not required by the SEC. In contrast to the “Summary Compensation Table” on pages 54-55, which discloses the grant date fair value of equity awards in a given year, the table below discloses the grant date fair value of equity awards granted in January or February of the subsequent year for performance in the previous year. For example, the table below discloses the grant date fair value of equity awards granted on February 12, 2016 as being compensation for the Named Executive Officer in 2015 because these grants are based on the Company’s performance in 2015.

The table below does not include the same information as the “Summary Compensation Table.” Rather, it is intended to provide supplemental information. The following table and notes should be read in conjunction with the “Summary Compensation Table” and the tables and narrative descriptions that follow such table.

Name	Performance Year		Salary ($)	Annual Incentive Cash Award ($)(2)	Long-Term Incentive Award Values ($)(3)(4)		2013-2015 Long-Term Incentive Program Award Values ($)(6)	Total Compensation ($)(7)
DeRosa	2015		$950,000	$2,291,705	$4,515,363		$3,995,180	$11,752,248
	2014	(1)	590,721	1,530,926	3,677,105	(5)	2,881,206	8,679,958
Estes	2015		510,000	1,091,691	815,021		935,000	3,351,712
	2014		467,893	1,078,177	928,949		935,000	3,410,019
Brinker	2015		484,500	1,150,964	846,954		935,000	3,417,418
	2014		457,477	1,164,244	957,438		935,000	3,514,159
Ibele	2015		408,000	435,453	262,752		305,505	1,411,710
Miller	2015		510,000	961,769	735,162		935,000	3,141,931
	2014		467,893	926,888	857,931		935,000	3,187,712
(1)	On April 13, 2014, Mr. DeRosa was appointed as Chief Executive Officer of the Company. This table does not include compensation paid to Mr. DeRosa as a non-employee director before he became the Chief Executive Officer. Please see the 2014 Proxy Statement for information regarding Mr. DeRosa’s compensation as a non-employee director prior to his appointment as Chief Executive Officer.

(2)	The amounts reported in this column are the same as the amounts reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” on pages 54-55. For Mr. DeRosa, the amount for 2014 represents a prorated portion of his annual opportunity.

(3)	As described above, the amounts reported in this column for each fiscal year reflect the fair value on the grant date of the awards given to the NEOs shortly following the particular year and that, in the Compensation Committee’s view, are intended to serve as compensation for that particular year (e.g., the grant-date fair value of the awards that were granted on February 12, 2016 are shown as compensation for 2015; the grant-date fair value of the awards that were granted on February 5, 2015 are shown as compensation for 2014; and the grant-date fair value of the awards that were granted on February 6, 2014 are excluded as they were viewed as compensation for 2013). For a discussion of the assumptions and methodologies used to determine the grant-date fair value of the equity awards, please see note 4 to the “Summary Compensation Table” on pages 54-55 and note 1 to the table on page 46.

(4)	The aggregate value of the equity awards granted to the NEOs with respect to 2015 and 2014 performance was comprised entirely of restricted stock. The closing prices of the Company’s common stock on the applicable grant dates (February 12, 2016 for 2015 performance and February 5, 2015 for 2014 performance) were $54.40 and $81.63, respectively.

(5)	Excludes $1,000,000 of performance-based restricted stock units (15,618 units) that were granted to Mr. DeRosa on July 30, 2014 pursuant to a performance-based restricted stock unit grant agreement because vesting is based on the satisfaction of certain performance conditions by Mr. DeRosa and the Company during the period from April 13, 2014 to April 12, 2015. See page 37 of the “Compensation Discussion and Analysis” section for additional information regarding this performance-based restricted stock unit award.

(6)	The amounts reported for this column for each fiscal year reflect the dollar value of the earned awards granted to the NEOs on February 26, 2016 for performance under the 2013-2015 Long-Term Incentive Program and that, in the Compensation Committee’s view, are intended to serve as compensation for each of the years in the three-year period. For Mr. DeRosa, the amount for 2014 is prorated based on the number of days in 2014 in which he served as CEO. For each other NEO, the amount for each of 2014 and 2015 represent one-third of the total grant.

(7)	The amounts reported in the “All Other Compensation” column of the “Summary Compensation Table” (or that will be included in such column in future proxy statements) are excluded from the table above and are not reflected in the “Total Compensation” column.

52	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation—CD&A (continued)

Benefits and Perquisites

This summarizes various benefits and perquisites received by the NEOs.

NEOs are eligible to participate in the same benefit programs as all other Company employees, including health and dental insurance, group life insurance, short and long-term disability coverage, partial reimbursement of health club/gym membership fees and participation in the Company’s tax-qualified retirement plan and trust (the “401(k) Plan”). In addition, Mr. DeRosa received certain perquisites in 2015, including:

•	Automobile allowance—monthly allowance to cover expenses incurred with the lease of an automobile.

•	Medical insurance premiums—includes medical insurance premiums to provide Mr. DeRosa and his family with coverage consistent with his prior individual health insurance coverage.

•	Spousal travel expenses—the spouses (and, in certain circumstances, immediate family members of executives), including Mr. DeRosa’s spouse, are invited to attend certain of the Company’s business events.

In 2015, Mr. Estes, Mr. Herman, Ms. Ibele and Mr. Miller also received spousal travel expenses. Ms. Ibele received certain legacy supplemental life insurance.

The Compensation Committee reviews the Company’s policies with respect to perquisites on a regular basis. The NEOs (other than Mr. Herman) are entitled to receive these perquisites in 2016. See note 6 to the “Summary Compensation Table” for additional information regarding perquisites, including the dollar values of the perquisites provided by the Company in 2015.

Ownership Guidelines

Executive officers are required to own shares of the Company’s common stock with a fair market value of at least three times their base salary (five times for the Chief Executive Officer). Non-employee directors are required to own shares of the Company’s common stock with a fair market value of at least four times the annual cash fees. Shares owned directly and indirectly, restricted shares and deferred stock units count towards these ownership requirements, but unexercised stock options do not. Executive officers have five years from their date of hire to achieve the required ownership level and non-employee directors have five years from their date of appointment or February 7, 2013, whichever is later, to achieve the required ownership level. As of December 31, 2015, each of the NEOs (other than Mr. Herman, who retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company on July 1, 2015) and the non-employee directors were in compliance with these ownership requirements.

Tax Deductibility of Executive Compensation

The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the NEOs under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, Section 162(m) places a limit on the amount of compensation that may be deducted annually by the Company with respect to certain executive officers. The Compensation Committee will strive to provide executive officers with attractive, well-designed compensation packages that will generally preserve the deductibility of such payments for the Company. Certain types of compensation payments and their deductibility depend upon the timing of an executive officer’s vesting or exercise of previously granted rights. Moreover, interpretations of any changes in the tax laws and other factors beyond the Compensation Committee’s control may affect the deductibility of certain compensation payments. Because the Company operates in such a manner that it will qualify as a REIT under the Code, and therefore is not subject to federal income taxes to the extent the Company distributes at least 90% of its REIT taxable income, the possible loss of this deduction would not be expected to have material adverse consequences for the Company. If deductibility becomes an issue, the Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments to executive officers and benefits to the extent reasonably practical and to the extent consistent with its other compensation objectives, but the Compensation Committee reserves the right to make incentive-based awards not exempt from these limits where such awards are appropriate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis of the Company with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Submitted by the Compensation Committee

Sharon M. Oster, Compensation Committee Chair

Geoffrey G. Meyers, Compensation Committee Member

Timothy J. Naughton, Compensation Committee Member

Judith C. Pelham, Compensation Committee Member

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	53

Executive Compensation (continued)

Summary Compensation Table

The table below presents the total compensation awarded to, earned by, or paid to the NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(6)	Total Compensation ($)(7)
Thomas J. DeRosa	2015	$950,000	$7,677,105	$0	$2,291,705		$48,436	$10,967,246
Chief Executive Officer(1)	2014	590,721	5,960,000	0	1,530,926	(5)	95,174	8,176,821
Scott A. Estes	2015	510,000	2,303,949	0	1,091,691		56,381	3,962,021
Executive Vice President and	2014	467,893	526,781	0	1,078,177		27,319	2,100,170
Chief Financial Officer	2013	444,960	3,363,535	0	567,009		22,858	4,398,362
Scott M. Brinker	2015	484,500	2,382,438	0	1,150,964		29,295	4,047,197
Executive Vice President and	2014	457,477	556,778	0	1,164,244		13,000	2,191,499
Chief Investment Officer	2013	444,960	3,491,833	0	593,707		14,618	4,545,118
Erin C. Ibele	2015	408,000	758,072	0	435,453		26,668	1,628,193
Executive Vice President, Head of Human Capital and Corporate Secretary(2)
Jeffrey H. Miller	2015	510,000	2,132,931	0	961,769		56,302	3,661,002
Executive Vice President and	2014	467,893	516,763	0	926,888		27,031	1,938,575
Chief Operating Officer	2013	444,960	3,363,535	0	553,661		22,589	4,384,745
Charles J. Herman, Jr.	2015	244,113	957,438	0	0		3,041,075	4,242,626
Former Executive Vice President	2014	457,477	526,781	0	1,060,870		30,051	2,075,179
and President of Seniors Housing and Post-Acute(3)	2013	444,960	3,363,535	0	567,009		22,573	4,398,077

(1)	On April 13, 2014, Mr. DeRosa was appointed to serve as Chief Executive Officer of the Company. This table does not include compensation paid to Mr. DeRosa in 2014 as a non-employee director before he became the Chief Executive Officer. Please see the “2014 Director Compensation Table” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 27, 2015 for information regarding Mr. DeRosa’s compensation as a non-employee director prior to his appointment as Chief Executive Officer.

(2)	No compensation information is provided for the years in which Ms. Ibele was not a Named Executive Officer.

(3)	On July 1, 2015, Mr. Herman retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company.

(4)	Amounts set forth in this column represent the grant-date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of possible forfeitures (in accordance with SEC rules) for awards subject to time-based vesting and awards subject to performance conditions).

The amounts for 2015 represent the following:

For the Named Executive Officers (except for Mr. Herman):

•	the value of restricted stock awards granted in early 2015 for 2014 performance; and

•	the awards for the aggregate 2015-2017 Long-Term Incentive Program (see below and page 51 for additional information regarding this program).

For Mr. Herman:

•	the value of restricted stock awards granted in early 2015 for 2014 performance.

The amounts for 2014 represent the following:

For Mr. DeRosa:

•	$4,960,000 of awards for the aggregate 2013-2015 Long-Term Incentive Program (see below and pages 47-51 for additional information regarding this program); and

•	$1,000,000 of performance-based restricted stock units (15,618 units) that were granted pursuant to a performance-based restricted stock unit grant agreement. See page 37 for additional information regarding this award. The value of this award is based on the probable outcome of the performance conditions as of the grant date for the award, which was $1,000,000.

For all other Named Executive Officers (except for Ms. Ibele):

•	the value of the restricted stock awards granted in early 2014 for 2013 performance.

The amounts for 2013 represent the following:

For the Named Executive Officers (except for Mr. DeRosa and Ms. Ibele):

•	$1,488,535 ($1,616,833 for Mr. Brinker) of restricted stock awards granted in early 2013 for 2012 performance; and

•	$1,875,000 of awards for the aggregate 2013-2015 Long-Term Incentive Program (see below and pages 47-51 for additional information regarding this program).

For the 2013-2015 program, the values are based upon the probable outcome of the performance conditions as of the grant date for the awards, which were $4,960,000 for Mr. DeRosa and $1,875,000 for the other Named Executive Officers (except for Ms. Ibele). The maximum value of the awards under the 2013-2015 program (assuming that the highest level of performance is achieved) is $7,300,685 for Mr. DeRosa and $3,000,000 for the other Named Executive Officers (except for Ms. Ibele). The grant-date fair value and maximum value each represent the aggregate amounts that the Named Executive Officers (except for Ms. Ibele) could receive for corporate performance from 2013 to 2015.

54	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

For the 2015-2017 program, the values are based upon the probable outcome of the performance conditions as of the grant date for the awards, which were $4,000,000 for Mr. DeRosa, $1,375,000 for Mr. Estes, $1,425,000 for Mr. Brinker, $450,000 for Ms. Ibele and $1,275,000 for Mr. Miller. The maximum value of the awards under the 2015-2017 program (determined on the grant date) (assuming that the highest level of performance is achieved) are $10,000,000 for Mr. DeRosa, $2,062,500 for Mr. Estes, $2,137,500 for Mr. Brinker, $675,000 for Ms. Ibele and $1,912,500 for Mr. Miller.

For restricted stock grants to the Named Executive Officers, the values are based on the share prices on the respective dates of grant (or, if the date of grant was not a trading day, the last trading day prior to the date of grant), which were $81.63, $56.28 and $61.95 for grants on February 5, 2015, February 6, 2014 and February 7, 2013, respectively.

(5)	Mr. DeRosa’s annual cash incentive award for 2014 is prorated based on the portion of 2014 during which he served as Chief Executive Officer.

(6)	“All Other Compensation” includes the following:

Name	Company Contribution to 401(k) Plan	Supplemental Life Insurance Premiums(a)	Value of DER Payments on Deferred Stock Units(b)	Value of DER Payments on 2013-2015 LTIP Awards(c)	Spousal Travel Expenses(a)	Automobile Allowance(a)	Medical Insurance Premiums(a)	Retirement Payments(d)	Consulting Payments(d)	Total
DeRosa	$13,250	$0	$0	$0	$2,839	$16,651	$15,696	$0	$0	$48,436
Estes	13,250	0	40,121	0	3,010	0	0	0	0	56,381
Brinker	13,250	0	16,045	0	0	0	0	0	0	29,295
Ibele	13,250	715	10,028	0	2,675	0	0	0	0	26,668
Miller	13,250	0	40,121	0	2,931	0	0	0	0	56,302
Herman	13,250	0	148,227	282,194	3,013	0	0	2,444,391	150,000	3,041,075
(a)	See “Compensation Discussion and Analysis—Benefits and Perquisites” for additional information regarding (i) the automobile allowance paid by the Company on behalf of Mr. DeRosa; (ii) the medical insurance premiums paid by the Company on behalf of Mr. DeRosa; (iii) the supplemental life insurance premiums paid by the Company on behalf of Ms. Ibele; and (iv) the spousal travel expenses paid by the Company.

(b)	Represents dividend equivalent rights (“DER”) payments on certain deferred stock unit awards that were paid on January 31, 2015 and July 17, 2015 upon vesting of the underlying performance awards (rather than currently). The value of such DER payments was not included in the grant date fair value of the performance awards.

(c)	Represents DER payments on certain awards for the 2013-2015 Long-Term Incentive Program that were paid to Mr. Herman on August 11, 2015 upon vesting of the underlying awards (rather than currently) pursuant to a retirement agreement entered into by the Company and Mr. Herman. The value of such DER payments was not included in the grant date fair value of the awards.

(d)	On July 1, 2015, Mr. Herman retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company. In connection with his retirement, the Company and Mr. Herman entered into a retirement agreement pursuant to which the Company agreed to pay Mr. Herman $2,444,391, which represents a lump-sum retirement payment. Following his retirement, the Company and Mr. Herman entered into a consulting agreement pursuant to which Mr. Herman agreed to provide consulting and advisory services to the Company. He received a consulting fee of $25,000 per month during the consulting period.

(7)	As explained in note 4 above, the Total Compensation amounts for 2015 include $4,000,000 for Mr. DeRosa, $1,375,000 for Mr. Estes, $1,425,000 for Mr. Brinker, $450,000 for Ms. Ibele and $1,275,000 for Mr. Miller for aggregate awards they might receive under the 2015-2017 program. Amounts for 2014 include $4,960,000 for Mr. DeRosa for aggregate awards he might receive under the 2013-2015 program. Amounts for 2013 include $1,875,000 for each of the Named Executive Officers (except for Mr. DeRosa and Ms. Ibele) for aggregate awards they might receive under the 2013-2015 program.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	55

Executive Compensation (continued)

2015 Grants of Plan-Based Awards Table

The table below provides information regarding grants of awards to the NEOs under the Company’s long-term incentive plans.

			Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards				Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	High ($)	Maximum ($)
Thomas J. DeRosa	—	(1)	$712,500	$1,425,000	$2,850,000
	8/6/15	(2)				$2,000,000	$4,000,000	$7,500,000	$10,000,000		$4,000,000
	2/5/15	(3)								45,046	3,677,105
Scott A. Estes	—	(1)	382,500	765,000	1,326,000
	8/6/15	(2)				687,500	1,375,000	1,718,750	2,062,500		1,375,000
	2/5/15	(3)								11,380	928,949
Scott M. Brinker	—	(1)	363,375	726,750	1,453,500
	8/6/15	(2)				712,500	1,425,000	1,781,250	2,137,500		1,425,000
	2/5/15	(3)								11,729	957,438
Erin C. Ibele	—	(1)	204,000	357,000	510,000
	8/6/15	(2)				225,000	450,000	562,500	675,000		450,000
	2/5/15	(3)								3,774	308,072
Jeffrey H. Miller	—	(1)	382,500	765,000	1,147,500
	8/6/15	(2)				637,500	1,275,000	1,593,750	1,912,500		1,275,000
	2/5/15	(3)								10,510	857,931
Charles J. Herman, Jr.	2/5/15	(3)								11,729	957,438

(1)	Represents annual incentive program earnings opportunity for 2015. The actual amount earned by each of the NEOs under the annual incentive program in 2015 was paid in 2016 and is shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	Represents long-term incentive earnings opportunity under the 2015-2017 Long-Term Incentive Program. The performance measures under this program will be evaluated as of December 31, 2017. Any award earned will be paid in shares of restricted stock. Any restricted shares granted will vest as follows: one-third in early 2018, one-third on December 31, 2018 and one-third on December 31, 2019 (subject to earlier evaluation and vesting in connection with a change in corporate control or a qualified termination of employment). See page 51 for additional information regarding the 2015-2017 program.

(3)	Shares of restricted stock were granted on February 5, 2015 for performance in 2014. The restrictions on restricted stock lapse in four equal installments–25% on the grant date and 25% on each of the first three anniversaries of the date of grant. The grant date fair value is based on a per share grant price of $81.63, the closing price of the Company’s common stock on February 5, 2015, the date of the grant.

(4)	Amounts set forth in this column represent the grant-date fair value calculated in accordance with FASB ASC Topic 718. For the assumptions and methodologies used to value the awards reported in this column, see note 4 to the Summary Compensation Table.

56	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

Employment Agreements

The Company has employment agreements with each of Mr. DeRosa, Mr. Estes, Mr. Brinker, Ms. Ibele and Mr. Miller. On July 1, 2015, Mr. Herman retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company and his employment agreement was terminated as of that date.

For a description of the provisions of the agreements regarding compensation and benefits payable upon termination or a change in corporate control, see “Potential Payments Upon Termination or Change in Corporate Control” on pages 61-64.

EMPLOYMENT AGREEMENT WITH THOMAS J. DEROSA

The Company has entered into an employment agreement with Thomas J. DeRosa, Chief Executive Officer of the Company, that expires on April 13, 2017. Mr. DeRosa receives a base salary that is reviewed and adjusted each year by the Compensation Committee and he is eligible to receive discretionary annual bonuses and equity awards under the Company’s long-term incentive plans. The Company also leases an automobile for Mr. DeRosa’s use during the term of his employment. Mr. DeRosa received a one-time grant of $1,000,000 of performance-based restricted stock units (15,618 units) on July 30, 2014 in connection with the commencement of his employment as CEO. See page 37 for additional information regarding these performance-based restricted stock units. In addition, to the extent the Company no longer maintains the plan in which Mr. DeRosa is participating as of May 1, 2014 and, if he elects to not participate in any other group health plan sponsored or maintained by the Company, he may receive a cash payment in lieu of such benefits up to $2,000 per month.

EMPLOYMENT AGREEMENTS WITH SCOTT A. ESTES, SCOTT M. BRINKER, ERIN C. IBELE AND JEFFREY H. MILLER

The Company has entered into employment agreements with each of Scott A. Estes, Executive Vice President and Chief Financial Officer of the Company; Scott M. Brinker, Executive Vice President and Chief Investment Officer of the Company; Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary of the Company; and Jeffrey H. Miller, Executive Vice President and Chief Operating Officer of the Company, that expire on January 31, 2017, and provide for optional successive two-year renewal terms. Each of these NEOs receives a base salary that is reviewed and adjusted each year by the Compensation Committee and is eligible to receive discretionary annual bonuses and equity awards under the Company’s long-term incentive plans.

EMPLOYMENT, RETIREMENT AND CONSULTING AGREEMENTS WITH CHARLES J. HERMAN, JR.

On July 1, 2015, Mr. Herman retired as the Executive Vice President and President of Seniors Housing and Post-Acute of the Company and his employment agreement was terminated as of that date. In connection with his retirement, the Company and Mr. Herman entered into a retirement agreement pursuant to which the Company paid Mr. Herman $2,444,391 and a consulting agreement pursuant to which Mr. Herman agreed to provide consulting and advisory services to the Company for a period of six months. He was paid a fee of $25,000 per month during the consulting period.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	57

Executive Compensation (continued)

2015 Outstanding Equity Awards at Fiscal Year-End Table

The table below provides information regarding outstanding equity-based awards granted to the NEOs under the Company’s long-term incentive plans.

		Option Awards					Stock Awards
Name	Grant Date	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date		# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Yet Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)
Thomas J. DeRosa(1)	2/5/15						33,784	$2,298,326	(4)
	4/13/14						101,078	6,876,386	(5)
	7/30/14						10,412	708,328	(6)
	2/5/15									58,798	$4,000,000	(10)
Scott A. Estes	1/26/12	14,583	9,722	$57.33	1/26/22	(3)
	1/27/11	15,586	3,896	49.17	1/27/21	(3)
	1/28/10	23,776	0	43.29	1/28/20	(3)
	1/29/09	19,154	0	37.00	1/29/19	(3)
	2/5/15						8,535	580,636	(4)
	2/6/14						4,680	318,380	(7)
	2/7/13						41,232	2,805,000	(5)
	2/7/13						14,416	980,720	(8)
	1/26/12						5,652	384,506	(8)
	1/27/11						2,282	155,244	(8)
	1/26/12						8,721	593,290	(9)
	2/5/15									20,212	1,375,000	(10)
Scott M. Brinker	1/26/12	10,802	7,200	57.33	1/26/22	(3)
	1/27/11	4,167	1,041	49.17	1/27/21	(3)
	1/28/10	3,996	0	43.29	1/28/20	(3)
	1/22/07	1,294	0	45.73	1/22/17	(3)
	2/5/15						8,796	598,392	(4)
	2/6/14						4,946	336,476	(7)
	2/7/13						41,232	2,805,000	(5)
	2/7/13						15,659	1,065,282	(8)
	1/26/12						4,186	284,774	(8)
	1/27/11						610	41,498	(8)
	1/26/12						3,488	237,289	(9)
	2/5/15									20,947	1,425,000	(10)
Erin C. Ibele	1/26/12	4,592	3,060	57.33	1/26/22	(3)
	1/27/11	0	1,315	49.17	1/27/21	(3)
	2/5/15						2,830	192,525	(4)
	2/6/14						1,474	100,276	(7)
	2/7/13						13,472	916,515	(5)
	2/7/13						4,378	297,835	(8)
	1/26/12						1,779	121,025	(8)
	1/27/11						770	52,383	(8)
	1/26/12						2,180	148,305	(9)
	2/5/15									6,615	450,000	(10)
Jeffrey H. Miller	1/26/12	14,463	9,640	57.33	1/26/22	(3)
	1/27/11	0	3,994	49.17	1/27/21	(3)
	2/5/15						7,882	536,212	(4)
	2/6/14						4,590	312,258	(7)
	2/7/13						41,232	2,805,000	(5)
	2/7/13						14,416	980,720	(8)
	1/26/12						5,604	381,240	(8)
	1/27/11						2,339	159,122	(8)
	1/26/12						8,721	593,290	(9)
	2/5/15									18,742	1,275,000	(10)
Charles J. Herman, Jr.(2)

58	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

(1)	Outstanding equity awards for Mr. DeRosa do not include outstanding deferred stock unit awards granted in connection with his service as a non-employee director prior to his appointment as Chief Executive Officer as listed in the table below. The market value of these awards is based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. These deferred stock unit grants vest in three equal installments on the first three anniversaries of the date of grant.

Grant Date	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested ($)
2/6/14	1,125	$76,534
2/7/13	511	34,763

(2)	On July 1, 2015, Mr. Herman retired as Executive Vice President and President of Seniors Housing and Post-Acute of the Company.

(3)	These options vest ratably over five years on the first five anniversaries of the date of grant and expire on the tenth anniversary of the date of grant.

(4)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. On February 5, 2015, one-fourth of the shares of restricted stock vested. The remaining shares of restricted stock vest in three equal installments on the first three anniversaries of the date of grant.

(5)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. The number and market or payout value of the awards under the 2013-2015 program is based on corporate performance during the three-year performance period ending December 31, 2015. These awards vest in three equal installments—one-third on February 26, 2016, the date that the Compensation Committee determined the size of the awards; one-third on December 31, 2016; and one-third on December 31, 2017. See pages 47-51 for additional information regarding the 2013-2015 program.

(6)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. In connection with his appointment as CEO, Mr. DeRosa was granted 15,618 performance-based restricted stock units on July 30, 2014 pursuant to a performance-based restricted stock unit grant agreement. In 2015, the Compensation Committee determined that Mr. DeRosa had met the performance vesting criteria for these performance-based restricted stock units because he and the Company satisfied certain performance conditions during the one-year performance period ending April 12, 2015. One-third of the performance-based restricted stock units vested on May 6, 2015; one-third will vest on April 13, 2016; and one-third will vest on April 13, 2017. See page 37 for additional information regarding these performance-based restricted stock units.

(7)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. On each of February 6, 2014 and February 6, 2015, one-fourth of the shares of restricted stock vested. The remaining shares of restricted stock vest in two equal installments on the next two anniversaries of the date of the grant.

(8)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. The restrictions on restricted stock lapse ratably over five years on the first five anniversaries of the date of grant.

(9)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. On each of January 31, 2012, 2015, 2016 and 2017, one-fourth of the deferred stock units vest.

(10)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015. The number and market or payout value of the awards under the 2015-2017 Long-Term Incentive Program is based on target performance because corporate performance in the first year of the three-year performance period exceeded threshold performance. See page 51 for additional information regarding the 2015-2017 program.

2015 Option Exercises and Stock Vested Table

The table below provides information regarding the dollar amounts realized pursuant to the vesting or exercise of equity-based awards during 2015 for the NEOs.

	Option Awards		Stock Awards
Name	# of Shares Acquired on Exercise	Value Realized Upon Exercise ($)	# of Shares Acquired on Vesting	Value Realized on Vesting ($)
Thomas J. DeRosa(1)	0	$0	16,468	$1,304,561
Scott A. Estes	3,831	147,225	22,037	1,823,116
Scott M. Brinker	2,578	94,459	13,762	1,140,069
Erin C. Ibele	7,344	203,046	6,740	557,782
Jeffrey H. Miller	18,894	627,787	21,810	1,804,570
Charles J. Herman, Jr.	50,981	1,227,917	103,861	7,244,433
(1)	Includes 1,626 deferred stock units that vested in connection with his service as a non-employee director prior to his appointment as Chief Executive Officer.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	59

Executive Compensation (continued)

2015 Nonqualified Deferred Compensation Table

In connection with his appointment as CEO, Mr. DeRosa was granted 15,618 performance-based restricted stock units pursuant to a performance-based restricted stock unit grant agreement. In 2015, the Compensation Committee determined that Mr. DeRosa had met the performance vesting criteria for these performance-based restricted stock units because he and the Company satisfied certain performance conditions during the one-year performance period ending April 12, 2015. One-third of the performance-based restricted stock units vested on May 6, 2015; one-third will vest on April 13, 2016; and one-third will vest on April 13, 2017. See page 37 for additional information regarding these performance-based restricted stock units. Under the terms of the grant agreement, settlement of the award will be automatically deferred until the earliest of Mr. DeRosa’s “separation from service” (as defined under Section 409A of the Code), his death or a change in control of the Company. The performance-based restricted stock units are paid in shares of common stock on a one-for-one basis. The table below sets forth contributions to Mr. DeRosa’s deferred compensation account in 2015 and the aggregate amount of his deferred compensation as of December 31, 2015.

Name	Executive Contributions in Last FY		Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FY
Thomas J. DeRosa	$368,533	(1)	—	$(1,484)(2)	—	$354,164(3)
(1)	Based on a share price of $70.79, the closing price of the Company’s common stock on May 6, 2015. The amount in this column represents the value, as determined on May 6, 2015, of 5,206 shares of common stock underlying the performance-based restricted stock units granted to Mr. DeRosa, which vested on May 6, 2015. Settlement of these units was mandatorily deferred. The grant date fair value of the award is included in the “Stock Awards” column of the “Summary Compensation Table” for 2014.

(2)	Consists of $12,885 of accrued dividends on the performance-based restricted stock units from the vesting date, which was May 6, 2015, to December 31, 2015 and a $14,369 decrease in the value of the performance-based restricted stock units (calculated by subtracting the value of the units at the vesting date from the value of the units at December 31, 2015).

(3)	Based on a share price of $68.03, the closing price of the Company’s common stock on December 31, 2015, the last trading day of 2015.

60	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

Potential Payments Upon Termination or Change in Corporate Control

THOMAS J. DEROSA

Severance Payments and Benefits. If Mr. DeRosa terminates his employment for “good reason” (as defined in his employment agreement) or is terminated without cause by the Company, he would receive a series of semi-monthly severance payments for 24 months. Each semi-monthly severance payment would be an amount equal to one-twenty-fourth (1/24) of the sum of his annual base salary and target annual cash bonus opportunity at the time of termination.

If Mr. DeRosa terminates his employment for good reason or is terminated without cause by the Company during the 24 months following a “change in corporate control” (as defined in his employment agreement) and during the term of his employment agreement, he would receive a lump sum severance payment equal to the present value of a series of monthly severance payments for 36 months. Each monthly severance payment would be an amount equal to one-twelfth (1/12) of the sum of his annual base salary and the average of the annual bonuses paid to Mr. DeRosa for the three, or, if applicable, fewer fiscal years immediately preceding the change in corporate control.

If Mr. DeRosa terminates his employment for good reason or is terminated without cause by the Company (whether or not following a change in corporate control), he also would be entitled to receive a prorated portion of the annual bonus that he would have earned if he had remained employed for the entire year and continued coverage under any group health plan maintained by the Company for the period during which he elects to receive continuation coverage under Section 4980B of the Code at an after-tax cost to him comparable to the cost he would have incurred for the same coverage had he remained employed during such period.

If it is determined that any payment by the Company to Mr. DeRosa in connection with a change in corporate control would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, the amount of such payment will be the greater, on an after-tax basis, of the full payment or a lesser amount which would result in no portion of any such payment being subject to the excise tax.

In the event of Mr. DeRosa’s death or his involuntary termination following a Board determination that he is disabled, Mr. DeRosa or his beneficiary, as applicable, would receive a prorated portion of the annual bonus that Mr. DeRosa would have earned if he had remained employed for the entire year.

If Mr. DeRosa voluntarily terminates his employment or is terminated for cause, Mr. DeRosa would receive accrued but unpaid base salary and paid time off, any bonuses earned but unpaid and any nonforfeitable benefits under the Company’s deferred compensation, incentive and other benefit plans.

Vesting of Incentive Awards. Mr. DeRosa’s stock option, restricted stock and deferred stock unit awards with time-based vesting granted under the Company’s incentive plans would become vested and immediately exercisable in the event that Mr. DeRosa terminates his employment for good reason or is terminated without cause by the Company (whether or not following a change in corporate control), or upon his death or disability.

The performance awards granted to Mr. DeRosa under the 2013-2015 program and the 2015-2017 program will be deemed earned as of the date of a change in corporate control based on the Compensation Committee’s evaluation of corporate performance relative to the performance targets as of the day prior to a change in corporate control. In the event that Mr. DeRosa terminates his employment for good reason or is terminated without cause by the Company or upon his death, disability or retirement, the Compensation Committee will determine corporate performance relative to the performance targets as of the end of the calendar quarter immediately preceding the termination and Mr. DeRosa would receive a pro rata portion of the performance awards based on the number of months that he was employed by the Company in the performance period. In the event of such a termination after the end of the performance period, any shares granted to Mr. DeRosa under these programs would become vested.

The performance-based restricted stock units granted to Mr. DeRosa pursuant to a performance-based restricted stock unit grant agreement would become fully vested in the event that Mr. DeRosa terminates his employment for good reason, is terminated without cause by the Company, or in the event of Mr. DeRosa’s death or disability.

Settlement of the performance-based restricted stock units is automatically deferred under the terms of the performance-based restricted stock unit grant agreement until the earliest of Mr. DeRosa’s “separation from service” (as defined by Section 409A of the Code), a change in control of the Company or his death.

Non-Competition, Non-Solicitation and Non-Disparagement. In the event of a termination of employment of Mr. DeRosa for any reason, Mr. DeRosa would be subject to a non-competition agreement for a period of one year from the time his employment ceases, or, if later, during any period in which he is receiving any severance or change in corporate control payments (the “Restricted Period”). Mr. DeRosa would also be subject to a non-solicitation and non-disparagement agreement during the Restricted Period

SCOTT A. ESTES

Severance Payments and Benefits. If Mr. Estes is terminated without cause, he would receive a lump sum severance payment equal to the present value of a series of monthly

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	61

Executive Compensation (continued)

severance payments for each month during the remaining term of his employment agreement or for 12 months, whichever is greater (the “Severance Period”). If Mr. Estes resigns or is terminated without cause during the 12 months following a “change in corporate control” (as defined in his employment agreement), he would receive a lump sum severance payment equal to the present value of a series of monthly severance payments for 24 months. Each monthly severance payment would be an amount equal to one-twelfth of the sum of his annual base salary and the greater of the annual bonus for the fiscal year immediately preceding the termination or change in corporate control or a minimum bonus equal to 35% of his annual base salary. Mr. Estes also would be entitled to continued benefits under any life, health and disability insurance programs maintained by the Company for the remaining term of his employment agreement (but not less than six months and not more than the period during which he would be entitled to continuation coverage under Section 4980B of the Code, if he elected such coverage and paid the applicable premiums), or until the date he obtains comparable coverage from a new employer. If Mr. Estes is terminated without cause and he obtains a replacement position with a new employer, Mr. Estes would be obligated to repay to the Company an amount equal to all amounts he receives as compensation for services performed during the Severance Period; provided that the aggregate repayment obligation will not exceed the amount of the lump sum severance payment. If it is determined that any payment by the Company to Mr. Estes in connection with a change in corporate control would be a golden parachute subject to excise tax, the Company would be obligated to make an additional payment to him to cover such excise tax.

In the event of Mr. Estes’ death, his beneficiary would receive a lump sum payment equal to the present value of a series of monthly payments for each month during the remainder of the term of his employment agreement (but not less than 12 months), each in an amount equal to one-twelfth of the sum of his annual base salary and the greater of the annual bonus for the fiscal year immediately preceding the date of death or a minimum bonus equal to 35% of his annual base salary. In addition, the death benefits payable under any retirement, deferred compensation, life insurance or other employee benefit maintained by the Company will be paid to the beneficiary designated by Mr. Estes.

In the event of Mr. Estes’ involuntary termination following a Board determination that he is disabled, Mr. Estes would receive monthly payments for each month during the remainder of the term of his employment agreement (but not less than 12 months), each in an amount equal to one-twelfth of the sum of his annual base salary and the greater of the annual bonus for the fiscal year immediately preceding the date of disability or a minimum bonus equal to 35% of his annual base salary. These payments would terminate if Mr. Estes returns to active employment, either with the Company or otherwise. In addition, these payments would be reduced by any amounts paid to Mr. Estes under any long- term disability plan or other disability program or insurance policies maintained by the Company.

If Mr. Estes voluntarily terminates his employment or is terminated for cause, Mr. Estes only would be entitled to accrued but unpaid base salary and vacation pay, any bonuses earned but unpaid and any nonforfeitable benefits under the Company’s deferred compensation, incentive and other benefit plans.

Vesting of Incentive Awards. Mr. Estes’ stock option, restricted stock and deferred stock unit awards with time-based vesting granted under the Company’s incentive plans would become vested and immediately exercisable in the event Mr. Estes is terminated without cause by the Company, upon the expiration of the term of his employment agreement if such expiration is as a result of non-renewal of such agreement by the Company, upon a change in corporate control or upon his death, disability or retirement after the age of 65.

The performance awards granted to Mr. Estes under the 2013-2015 program and the 2015-2017 program will be deemed earned as of the date of a change in corporate control based on the Compensation Committee’s evaluation of corporate performance relative to the performance targets as of the day prior to a change in corporate control. In the event that Mr. Estes terminates his employment for good reason or is terminated without cause by the Company, or upon the non-renewal of his employment agreement by the Company or his death, disability or retirement, the Compensation Committee will determine corporate performance relative to the performance targets as of the end of the calendar quarter immediately preceding the termination and Mr. Estes would receive a pro rata portion of the performance awards based on the number of months that he was employed by the Company in the performance period. In the event of such a termination after the end of the performance period, any shares granted to Mr. Estes under these programs would become vested.

Non-Competition and Non-Solicitation. In the event of a voluntary termination by Mr. Estes, the election by Mr. Estes not to extend the term of his employment agreement or a termination for cause by the Company, Mr. Estes would be subject to a one-year non-competition agreement. In addition, upon the termination of his employment agreement for any reason, Mr. Estes would be subject to a non-solicitation agreement for a period of one year from the time his employment agreement ceases, or if later, during the Severance Period (in the event of an involuntary termination by the Company) or for a period of 24 months after an involuntary termination or voluntary resignation following a change in corporate control.

SCOTT M. BRINKER

Severance Payments and Benefits. If Mr. Brinker terminates his employment for “good reason” (as defined in his employment agreement) or is terminated without cause by the Company, he would receive a series of monthly severance payments for each month during the remaining term of his employment agreement or for 12 months, whichever is greater. Each monthly severance payment would be an amount equal to one-twelfth of the sum of his

62	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

annual base salary and the average of the annual bonuses paid to Mr. Brinker for the prior three fiscal years immediately preceding the termination date. Mr. Brinker also would be entitled to continued benefits under any life, health and disability insurance programs maintained by the Company for the remaining term of his employment agreement (but not less than six months and not more than the period during which he would be entitled to continuation coverage under Section 4980B of the Code, if he elected such coverage and paid the applicable premiums), or until the date he obtains comparable coverage from a new employer. Mr. Brinker also would be entitled to receive accrued but unpaid base salary and vacation pay, any bonuses earned but unpaid and any nonforfeitable benefits under the Company’s deferred compensation, incentive and other benefit plans.

In the event of Mr. Brinker’s voluntary termination, termination for cause, termination as a result of the expiration of the term of his employment agreement, death or involuntary termination following a Board determination that he is disabled, Mr. Brinker or his beneficiary (as applicable) would receive his accrued but unpaid base salary and vacation pay, any bonuses earned but unpaid and any nonforfeitable benefits under the Company’s deferred compensation, incentive and other benefit plans. If Mr. Brinker terminates his employment for good reason or is terminated without cause during the 24 months following a “change in corporate control” (as defined in his employment agreement), he would receive a lump sum severance payment equal to the present value of a series of monthly severance payments for 24 months. Each monthly severance payment would be an amount equal to one-twelfth of the sum of his annual base salary and the average of the annual bonuses paid to Mr. Brinker for the prior three fiscal years ending prior to the change in corporate control. Mr. Brinker also would be entitled to continued benefits under any life, health and disability insurance programs maintained by the Company for the remaining term of his employment agreement (but not less than six months and not more than the period during which he would be entitled to continuation coverage under Section 4980B of the Code, if he elected such coverage and paid the applicable premiums), or until the date he obtains comparable coverage from a new employer. If it is determined that any payment by the Company to Mr. Brinker in connection with a change in corporate control would be a golden parachute subject to excise tax, and if reducing the amount of the payments would result in greater benefits to Mr. Brinker, the payments will be reduced by the amount necessary to maximize the benefits received by Mr. Brinker, determined on an after-tax basis. Mr. Brinker also would be entitled to receive accrued but unpaid base salary and vacation pay, any bonuses earned but unpaid and any nonforfeitable benefits under the Company’s deferred compensation, incentive and other benefit plans.

Vesting of Incentive Awards. Mr. Brinker’s stock option, restricted stock and deferred stock unit awards with time-based vesting granted under the Company’s incentive plans would become vested and immediately exercisable in the event that Mr. Brinker terminates his employment for good reason or is terminated without cause by the Company, upon the expiration of the term of his employment agreement if such expiration is as a result of non-renewal of such agreement by the Company, upon a change in corporate control or upon his death, disability or retirement after the age of 65.

The performance awards granted to Mr. Brinker under the 2013-2015 program and the 2015-2017 program will be deemed earned as of the date of a change in corporate control based on the Compensation Committee’s evaluation of corporate performance relative to the performance targets as of the day prior to a change in corporate control. In the event that Mr. Brinker terminates his employment for good reason or is terminated without cause by the Company, or upon the non-renewal of his employment agreement by the Company or his death, disability or retirement, the Compensation Committee will determine corporate performance relative to the performance targets as of the end of the calendar quarter immediately preceding the termination and Mr. Brinker would receive a pro rata portion of the performance awards based on the number of months that he was employed by the Company in the performance period. In the event of such a termination after the end of the performance period, any shares granted to Mr. Brinker under these programs would become vested.

Non-Competition and Non-Solicitation. Upon the termination of his employment agreement for any reason (other than the expiration of the term of his employment agreement as a result of the Company’s election not to renew such agreement), Mr. Brinker will be subject to (1) a one-year non-competition agreement, and (2) a non-solicitation agreement for a period of one year from the later of the time his employment agreement ceases or when monthly severance payments under such agreement cease.

ERIN C. IBELE AND JEFFREY H. MILLER

The Company’s employment and award agreements with Ms. Ibele and Mr. Miller are identical to the Company’s employment and award agreements with Mr. Estes, except that, in the case of Ms. Ibele and Mr. Miller, the minimum bonus that may be used to calculate severance payments owed in the event of a change in corporate control, or upon death, disability or termination without cause is equal to 30% of annual base salary, rather than 35%.

CHARLES J. HERMAN, JR.

On July 1, 2015, Mr. Herman retired as the Executive Vice President and President of Seniors Housing and Post-Acute of the Company and his employment agreement was terminated as of that date. In connection with his retirement, the Company and Mr. Herman entered into a retirement agreement pursuant to which the Company paid Mr. Herman $2,444,391, which represents a lump-sum retirement payment. Mr. Herman also received a $2,356,264 stock award as a pro-rated payment under the Company’s 2013-2015 Long-Term Incentive Program based on performance through June 30, 2015. He was also entitled to continuation of certain life, health and disability programs at the Company’s expense. Mr. Herman signed a general release of claims in favor of the Company in exchange for this payment.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	63

Executive Compensation (continued)

Vesting of Incentive Awards. Vesting of 45,477 shares of restricted stock and options for the purchase of 13,716 shares of the Company’s common stock were accelerated as of July 1, 2015.

Consulting Services. Following his retirement, the Company and Mr. Herman entered into a consulting agreement pursuant to which Mr. Herman agreed to provide consulting and advisory services to the Company. He received a consulting fee of $25,000 per month during the consulting period, which ended on December 31, 2015.

Non-Competition, Non-Solicitation and Non-Disparagement. Mr. Herman, pursuant to his retirement agreement, is obligated to comply with non-competition, non-solicitation and non-disparagement covenants and protect the Company’s confidential information.

64	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

Quantification of Benefits

The table below reflects estimates of the amounts of compensation that would be paid to the NEOs (other than Mr. Herman) in the event of their termination. The amounts assume that such termination was effective as of December 31, 2015. The actual amounts to be paid to a NEO can only be determined at the time of such executive’s separation from the Company.

Name/ Type of Termination	Cash Severance(2)	Continued Benefits(3)	Accelerated Vesting of Unvested Equity Compensation(4)	Excise Tax Gross-Up(5)	Total
Thomas J. DeRosa
For Cause or Resignation without Good Reason	$0	$0	$0	$0	$0
Death or Disability	0	0	8,461,725	0	8,461,725
Involuntary Termination without Cause or Resignation for Good Reason	4,363,173	29,686	8,461,725	0	12,854,584
Involuntary Termination without Cause or Resignation following a Change in Corporate Control	7,413,248	29,686	9,795,059	0	17,237,993
Scott A. Estes
For Cause or Resignation without Good Reason	$0	$0	$0	$0	$0
Death or Disability	1,717,727	0	5,615,922	0	7,333,649
Involuntary Termination without Cause or Resignation for Good Reason	1,717,727	12,354	5,615,922	0	7,346,003
Involuntary Termination without Cause or Resignation following a Change in Corporate Control	3,167,414	12,354	6,074,256	0	9,254,024
Non-Renewal of the Employment Agreement by the Company(1)	0	0	5,615,922	0	5,615,922
Scott M. Brinker
For Cause or Resignation without Good Reason	$0	$0	$0	$0	$0
Death or Disability	0	0	3,975,920	0	3,975,920
Involuntary Termination without Cause or Resignation for Good Reason	1,371,119	13,254	3,975,920	0	5,360,293
Involuntary Termination without Cause or Resignation following a Change in Corporate Control	2,528,285	13,254	5,404,197	0	7,945,736
Non-Renewal of the Employment Agreement by the Company(1)	0	0	3,975,920	0	3,975,920
Erin C. Ibele
For Cause or Resignation without Good Reason	$0	$0	$0	$0	$0
Death or Disability	911,866	0	1,749,030	0	2,660,896
Involuntary Termination without Cause or Resignation for Good Reason	911,866	4,924	1,749,030	0	2,665,820
Involuntary Termination without Cause or Resignation following a Change in Corporate Control	1,681,442	4,924	1,899,030	0	3,585,396
Non-Renewal of the Employment Agreement by the Company(1)	0	0	1,749,030	0	1,749,030
Jeffrey H. Miller
For Cause or Resignation without Good Reason	$0	$0	$0	$0	$0
Death or Disability	1,554,391	0	5,551,809	0	7,106,200
Involuntary Termination without Cause or Resignation for Good Reason	1,554,391	12,354	5,551,809	0	7,118,554
Involuntary Termination without Cause or Resignation following a Change in Corporate Control	2,866,231	12,354	5,976,809	0	8,855,394
Non-Renewal of the Employment Agreement by the Company(1)	0	0	5,551,809	0	5,551,809

(1)	The employment agreements of Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele do not expire until January 31, 2017. For purposes of this table, the amounts of compensation included in this row assume that the applicable employment agreement was terminated as of December 31, 2015 upon a non-renewal of such employment agreement by the Company.

(2)	Cash Severance

Under the employment agreements for Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele, as of December 31, 2015, these executives would be entitled to (a) a lump sum severance payment equal to the present value of a series of monthly severance payments, calculated using a discount rate equal to the 90-day treasury rate, (b) in the case of Mr. Brinker upon an involuntary termination without cause or a resignation for good reason, a series of monthly severance payments (rather than a lump sum), or (c) in the case of Mr. DeRosa upon an involuntary termination without cause or a resignation for good reason, a series of semi-monthly severance payments (rather than a lump sum). For Mr. DeRosa, the monthly payment used to calculate the lump sum is equal to 1/12 of the sum of his base salary plus the average annual bonus paid during the last three or, if applicable, fewer fiscal years, and the semi-monthly payment is 1/24 of the sum of his base salary plus the target annual cash bonus opportunity. For Mr. Estes, Mr. Miller and Ms. Ibele, the monthly payment used to calculate the lump sum is equal to 1/12 of the sum of the executive’s base salary plus the greater of (a) the annual bonus paid during the last year or (b) a minimum bonus as a percent of base salary, as specified for each executive in the employment agreement. The annual bonuses paid during the last year have been in excess of the minimums specified in the agreement; thus the annual bonuses are used to calculate potential severance. For Mr. Brinker, the monthly payment used to calculate the lump sum is equal to 1/12 of the sum of his base salary plus the average annual bonus paid during the last three years and the monthly payment is equal to 1/12 of the sum of his base salary plus the average annual bonus paid during the last three years.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	65

Executive Compensation (continued)

For Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele, the number of monthly payments varies depending on the termination scenario:

•	If the termination is for cause by the Company or without good reason by the executive, no severance would be paid.

•	For Mr. DeRosa, upon the involuntary termination without cause by the Company or voluntary termination by the executive for good reason, not related to a change in corporate control, the calculation will be based on semi-monthly payments for 24 months. For Mr. Brinker, upon the involuntary termination without cause by the Company or voluntary termination by the executive for good reason, not related to a change in corporate control, and for Mr. Estes, Mr. Miller and Ms. Ibele, upon the death of the executive or the involuntary termination without cause by the Company or voluntary termination by the executive for good reason, not related to a change in corporate control, the calculation will be based on the number of months remaining in the term of the agreement, but not less than 12 months for Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele. As of December 31, 2015, the remaining terms of each of the agreements of Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele were 13 months. Therefore, the figures in the above table assume the lump sum (or in the case of Mr. Brinker, the series of monthly payments) will be based on monthly payments for 13 months for Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele.

•	For Mr. DeRosa, upon involuntary termination without cause by the Company or voluntary termination by the executive for good reason within 24 months of a change in corporate control, the lump sum will be based on monthly payments for 36 months. For Mr. Estes, Mr. Miller and Ms. Ibele, upon involuntary termination without cause by the Company or voluntary termination by the executive for any reason within 12 months of a change in corporate control, the lump sum will be based on monthly payments for 24 months. For Mr. Brinker, upon involuntary termination without cause by the Company or voluntary termination by the executive for good reason within 24 months of a change in corporate control, the lump sum will be based on monthly payments for 24 months.

The amounts reflected in the table above represent the discounted present value of the monthly payments assuming a 0.26% annual discount rate (the 90-day treasury rate as of December 31, 2015, the assumed date of termination).

Upon a termination by the Company following a Board determination that the executive is disabled, as of December 31, 2015, Mr. Estes, Mr. Miller and Ms. Ibele would be entitled to cash severance payable in a series of monthly severance payments. For Mr. Estes, Mr. Miller and Ms. Ibele, each monthly payment is equal to 1/12 of the sum of the executive’s base salary plus the greater of (a) the annual bonus paid during the last year or (b) a minimum bonus as a percent of base salary, as specified for each executive in the employment agreement. Payments would be made for each month during the remaining term of the agreement, but not for less than 12 months for Mr. Estes, Mr. Miller and Ms. Ibele. Based on the remaining terms of their agreements, the figures in the above table assume payments would be provided for 13 months for Mr. Estes, Mr. Miller and Ms. Ibele.

(3)	Continued Benefits

Under the employment agreement for Mr. DeRosa, as of December 31, 2015, Mr. DeRosa would be entitled to continued coverage at the Company’s expense under any group health plan in which he participated at the time of involuntary termination without cause by the Company or voluntary termination by him for good reason for the period during which he elects to receive continuation coverage under Section 4980B of the Code at an after-tax cost comparable to the cost that Mr. DeRosa would have incurred for the same coverage had he remained employed during such period. The monthly cost of such benefits is estimated to be the current 2015 monthly costs. The same benefits would apply for Mr. DeRosa upon involuntary termination without cause by the Company or voluntary termination by the executive for good reason within 24 months of a change in corporate control.

Under the employment agreements for Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele, as of December 31, 2015, these executives would be entitled to continued coverage at the Company’s expense under life, health and disability insurance programs in which the executive participated at the time of involuntary termination without cause by the Company or voluntary termination by the executive for good reason, for the remaining term of the agreement, but not less than six months and for each executive not more than the period during which the executive would be entitled to continuation coverage under Section 4980B of the Code, if he or she elected such coverage and paid the applicable premiums. As of December 31, 2015, the remaining terms of each of the agreements of Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele were 13 months. Therefore, the figures in the above table assume continued benefits would be provided for 13 months for Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele. The monthly cost of such benefits is estimated to be the current 2015 monthly costs. The same benefits would apply for Mr. Brinker, upon involuntary termination without cause by the Company or voluntary termination by the executive for good reason within 24 months of a change in corporate control, and for Mr. Estes, Mr. Miller and Ms. Ibele, upon involuntary termination without cause by the Company or voluntary termination by the executive for any reason within 12 months of a change in corporate control.

(4)	Accelerated Vesting of Unvested Equity Compensation

Under the employment agreements for Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele, as of December 31, 2015, upon involuntary termination without cause by the Company, voluntary termination for good reason by the executive or the death of the executive, or, in the case of Mr. DeRosa and Mr. Brinker, upon termination by the Company following a Board determination that the executive is disabled, all unvested stock and option awards would become fully vested. The numbers in this column represent the “in-the-money” value of unvested stock options and the full value of unvested restricted stock awards as of December 31, 2015 (the assumed termination date) where vesting would be accelerated upon termination under these scenarios.

For performance awards granted under the 2013-2015 program, in the event that Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller or Ms. Ibele terminates his or her employment for good reason or is terminated without cause by the Company, or upon the non-renewal of his or her employment agreement by the Company or his or her death, disability or retirement, the Compensation Committee will determine corporate performance relative to the performance targets as of the end of the calendar quarter immediately preceding the termination and such executive would receive a pro rata portion of the performance awards based on the number of months that he or she was employed by the Company in the performance period. As of December 31, 2015, the performance period had been completed, so if such a termination occurred on December 31, 2015 and the Compensation Committee determined that an award was earned, Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele would receive all of the earned award. In the event of a change in corporate control, the Compensation Committee will evaluate corporate performance relative to the performance targets as of the day prior to the change in corporate control to determine any award earned by each executive at the time of the change in corporate control. The calculations included in this table for the performance awards are based on high achievement of the performance metrics during the completed portion of the performance period. Note that these amounts are different than the Company’s compensation expense for granting these awards and no portion of the awards will be deemed earned until after the Compensation Committee makes such a determination (either after completion of the performance period or in connection with an executive’s termination or a change in corporate control). The assumed share price upon each termination scenario is $68.03, which was the closing price as of December 31, 2015, the last trading day of the year.

For performance awards granted under the 2015-2017 program, in the event that Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller or Ms. Ibele terminates his or her employment for good reason or is terminated without cause by the Company, or upon the non-renewal of his or her employment agreement by the Company or his or her death, disability or retirement, the Compensation Committee will determine corporate performance relative to the performance targets as of the end of the calendar quarter immediately preceding the termination and such executive would receive a pro rata portion of the performance awards based on the number of months that he or she was employed by the Company in the performance period. As of December 31, 2015, one-third of the performance period had been completed, so if such a termination occurred on December 31, 2015 and the Compensation Committee determined that an award was earned, Mr. DeRosa, Mr. Estes, Mr. Brinker, Mr. Miller and Ms. Ibele would receive one-third of the earned award. In the event of a change in corporate control, the

66	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation (continued)

Compensation Committee will evaluate corporate performance relative to the performance targets as of the day prior to the change in corporate control to determine any award earned by each executive at the time of the change in corporate control. The calculations included in this table for the performance awards are based on threshold achievement of the performance metrics during the completed portion of the performance period. Note that these amounts are different than the Company’s compensation expense for granting these awards and no portion of the awards will be deemed earned until after the Compensation Committee makes such a determination (either after completion of the performance period or in connection with an executive’s termination or a change in corporate control). The assumed share price upon each termination scenario is $68.03, which was the closing price as of December 31, 2015, the last trading day of the year.

For the performance-based restricted stock units granted to Mr. DeRosa pursuant to a performance-based restricted stock unit grant agreement, in the event that Mr. DeRosa terminates his employment for good reason or is terminated without cause by the Company or upon his death or disability, any outstanding performance-based restricted stock units would become fully vested. The assumed share price upon each termination scenario is $68.03, which was the closing price as of December 31, 2015, the last trading day of the year.

(5)	Excise Tax Gross-Up

Under the employment agreements for Mr. Estes, Mr. Miller and Ms. Ibele, as of December 31, 2015, if any payments constitute “excess parachute payments” under Section 280G of the Code such that the executive incurs an excise tax under Section 4999 of the Code, the Company would provide an “excise tax gross-up” payment in an amount such that after payment of the excise tax and all income and excise taxes applicable to the gross-up payment, the executive would receive the same amount of severance had the excise tax not applied. Mr. DeRosa and Mr. Brinker are not entitled to any “excise tax gross-up” payments under their employment agreements.

If a change in corporate control had occurred on December 31, 2015 and each of the Named Executive Officers (other than Mr. Herman) was terminated as a result, none of these Named Executive Officers would have been subject to excise tax. In arriving at this conclusion, the following assumptions were used:

•	Each officer’s base amount was calculated by taking the average W-2 income (box 1) from the past five years (2010-2014).

•	The stock award parachute calculations for purposes of Code Section 280G were based on Black-Scholes valuation methodology using the most recent GAAP ASC Topic 718 option valuation assumptions (volatility of 21.41%, risk-free interest rate of 1.81%, dividend yield of 5.2%, and expected remaining term of 5.4 years). Under the Code Section 280G rules, the cost included in the parachute for the accelerated vesting of stock options, restricted shares and unvested dividend equivalent rights is the sum of (1) the excess of the aggregate accelerated benefit over the present value of the accelerated benefit and (2) the lapse of service obligation (1% times the number of months of vesting accelerated times the aggregate accelerated benefit).

•	The total parachute for each Named Executive Officer (other than Mr. Herman) did not exceed the Code Section 280G “safe harbor,” which is three times the base amount minus $1. As a result, these Named Executive Officers would not have incurred any excise tax.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	67

Executive Compensation (continued)

Risk Management and Compensation

As described above in “Executive Compensation—Compensation Discussion and Analysis,” the Company’s compensation programs are designed, among other things, to encourage long-term shareholder value creation, rather than short-term shareholder value maximization. Performance is evaluated based on quantitative and qualitative factors and there is a review of not only “what” is achieved, but also “how” it is achieved. Consistent with this long-term focus, the compensation policies and practices for the NEOs and other employees do not encourage excessive risk-taking. In fact, many elements of the executive compensation program serve to mitigate excessive risk-taking.

•	Balanced pay mix. A balanced mix of base salary, annual cash incentives and long-term equity compensation is provided. Incentives tied to annual performance are balanced with incentives tied to multi-year performance, as measured by total shareholder return on an absolute basis and relative to two indices in the annual long-term incentive program used in 2015 and a variety of earnings, leverage, dividend and portfolio metrics in the 2013-2015 long-term incentive program. In this way, the executive officers are motivated to consider the impact of decisions over the short, intermediate and long terms.

•	Balanced performance measurements. The performance measures used in the annual and long-term incentive programs were chosen to provide appropriate safeguards against maximization of a single performance goal at the expense of the overall health of the Company’s business. The incentive programs are not completely quantitative. Various individual and qualitative objectives are incorporated, and the Compensation Committee has the discretion to adjust earned bonuses based on the “quality” of the results as well as individual performance and behaviors.

•	Incentive payments are capped. The annual and long-term incentive programs do not have unlimited upside potential.

•	Long-term incentive grants. Restricted shares, which are well-aligned with shareholders because they have both upside potential and downside risk, make up 100% of the total value of the long-term incentive compensation program.

•	Clawback Policy. As discussed in “Corporate Governance—Clawback Policy,” the executive officers and certain other covered officers are subject to a clawback policy, which allows the Company to recover incentive compensation (including stock options, restricted stock and restricted stock units) received by such officers in the event the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement.

•	Stock ownership requirements. As discussed in “Executive Compensation—Compensation Discussion and Analysis–Ownership Guidelines” the executive officers are subject to stock ownership guidelines based on a multiple of base salary. These stock ownership guidelines align the interests of management with long-term shareholder interests.

To confirm the effectiveness of its approach to compensation, from time to time the Company reviews the potential risks associated with the structure and design of its various compensation plans and programs for all employees. In conducting this assessment, the Company inventories its material plans and programs, with particular emphasis on incentive compensation plans.

68	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2015, concerning shares of common stock authorized for issuance under all of the Company’s equity compensation plans:

	(a) Number of Securities to be Issued Upon Exercise or Vesting of Options and Rights		(b) Weighted Average Exercise Price of Outstanding Options		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders	708,136	(1)	$49.77	(2)	2,717,354	(3)
Equity compensation plans not approved by shareholders	None		N/A		None
Totals	708,136	(1)	$49.77	(2)	2,717,354	(3)
(1)	This number reflects the options, restricted stock units and deferred stock units granted under the 2005 Long-Term Incentive Plan. See notes 6, 9 and 10 to the “2015 Outstanding Equity Awards at Fiscal Year-End Table” and note 7 to “2015 Director Compensation Table” for additional information regarding the restricted stock units and deferred stock units. This number does not include any awards under the 2013-2015 Long-Term Incentive Program, which were denominated in dollars. On February 26, 2016, the Company issued an aggregate of 248,857 shares of common stock to settle the awards under the 2013-2015 program.

(2)	This price does not include restricted stock units or deferred stock units granted under the 2005 Long-Term Incentive Plan.

(3)	This number reflects the 6,200,000 shares of common stock reserved for future issuance under the 2005 Long-Term Incentive Plan, as reduced by awards issued under the 2005 Long-Term Incentive Plan, and as increased by shares (i) granted under the 2005 Long-Term Incentive Plan that were forfeited, cancelled, surrendered or terminated unexercised, or (ii) withheld to satisfy tax liabilities arising from vesting of awards under the 2005 Long-Term Incentive Plan, in each case that are available for future issuance under the 2005 Long-Term Incentive Plan.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	69

Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan

The Board adopted the Welltower Inc. 2016 Long-Term Incentive Plan (the ‘‘2016 Incentive Plan’’) on February 12, 2016, subject to approval by the shareholders of the Company at the Annual Meeting. If approved by the shareholders of the Company, the 2016 Incentive Plan will replace the Company’s 2005 Long-Term Incentive Plan (the ‘‘Current Plan’’).

The Board is unanimously recommending this proposal because it believes strongly in encouraging officers, key employees and non-employee directors of the Company to acquire a proprietary interest in the growth, development and financial success of the Company. Through stock-based and other performance-based compensation, participants will be motivated to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all shareholders. The 2016 Incentive Plan will also enable the Company to continue to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends.

The aggregate number of shares of common stock that may be issued under the 2016 Incentive Plan will be 10,000,000 shares. As of March 8, 2016, there were 2,246,219 shares of common stock reserved for future issuance under the Current Plan. If the 2016 Incentive Plan is not approved, the Current Plan will terminate on May 7, 2019, and no awards may be granted under the Current Plan on or after such date. If the 2016 Incentive Plan is approved, no future awards will be granted under the Current Plan (other than shares to be issued under the 2015-2017 long-term incentive program and the 2016-2018 long-term incentive program) and no shares of common stock reserved for future issuance under the Current Plan will be granted under the 2016 Incentive Plan.

Corporate Governance Aspects of the 2016 Incentive Plan. The 2016 Incentive Plan contains a number of provisions that the Company believes are consistent with the interests of its shareholders and sound corporate governance practices, including:

•	No repricing without shareholder approval. The 2016 Incentive Plan prohibits the repricing of stock options or stock appreciation rights (SARs) without shareholder approval.
•	No discounted stock options or SARs. All stock options and SARs must have an exercise price of not less than 100% of the fair market value of the underlying common stock on the date of grant.
•	No liberal change-in-control definition. The change-in-control definition contained in the 2016 Incentive Plan is not a “liberal” definition that would be activated on mere shareholder approval of a transaction.
•	No dividend equivalent rights on unearned performance awards. The 2016 Incentive Plan prohibits the current payment of dividend equivalent rights on unearned performance-based awards.
•	No dividend equivalent rights with stock options or SARs. The 2016 Incentive Plan prohibits the grant of dividend equivalent rights with stock options or SARs.
•	Minimum vesting requirements. Restricted stock granted under the 2016 Incentive Plan generally will be subject to a minimum vesting period of three years from the date of grant (but permitting pro rata vesting over such time). If awards are performance-based, then performance must be measured over a period of at least 12 months. Stock options and SARs will be subject to a minimum vesting period of at least one year.
•	No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award, unissued shares resulting from the net settlement of outstanding SARs and shares repurchased by the Company with the proceeds of option exercises do not become available for issuance as future awards under the 2016 Incentive Plan.
•	No transferability. Awards subject to any restriction, performance or deferral period generally may not be transferred, except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, unless approved by the Compensation Committee.
•	No evergreen provision. The 2016 Incentive Plan does not contain an “evergreen” feature pursuant to which shares authorized for issuance under the 2016 Incentive Plan can be automatically replenished.
•	No tax gross-ups. The 2016 Incentive Plan does not provide for any tax gross-ups.
•	Limitation on amendments. No amendments to the 2016 Incentive Plan may be made without shareholder approval if any such amendment would increase the aggregate number of shares that may be issued under the 2016 Incentive Plan, extend the term of the 2016 Incentive Plan, or otherwise require shareholder approval under Section 162(m) or 422 of the Code or the rules and regulations of the NYSE.
•	Awards subject to clawback policy. All awards under the 2016 Incentive Plan to individuals who are subject to the Company’s clawback or recoupment policy shall be subject to such policy.

Determination of Number of Shares for the 2016 Incentive Plan. If the 2016 Incentive Plan is approved, the aggregate number of shares of common stock that will be reserved and available for issuance under the 2016 Incentive Plan is 10,000,000. In setting the number of proposed shares issuable under the 2016 Incentive Plan, the Board considered a number of factors, including:

•	Burn rate (historical average share usage rate)
•	Potential dilution (number of shares available to be granted, divided by total common shares outstanding)
•	Number of participants (note: the number of participants in the Current Plan increased by 19.2% from 2014 to 2015)

70	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan (continued)

Historical Equity Award Granting Practices. In setting and recommending to shareholders the number of shares authorized under the 2016 Incentive Plan, the Board considered the historical number of equity awards granted under the Current Plan in the past three completed fiscal years. Information relating to the number of shares subject to the awards granted during those periods, and the Company’s three-year average burn rate, is set forth below.

Year	Shares Subject to Granted Awards
2015	449,000
2014	324,000
2013	364,000

Three-Year Average Burn Rate = 0.11%

Potential Dilution. The Board also considered the potential dilution that would result by adopting the 2016 Incentive Plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution is calculated as shown below:

Potential	=	Shares that may be issued under the 2016 Incentive Plan	=	10,000,000	=	2.7%
Dilution		Total number of issued and outstanding shares of common stock + shares that may be issued under the 2016 Incentive Plan		366,332,592

The following is a summary of the material terms of the 2016 Incentive Plan and is qualified in its entirety by reference to the 2016 Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A.

SUMMARY OF THE MATERIAL TERMS OF THE 2016 INCENTIVE PLAN

Administration. The Compensation Committee of the Board of Directors (the ‘‘Committee’’) will administer the 2016 Incentive Plan. The Committee may make grants to participants under any or a combination of the various types of awards that are authorized under the 2016 Incentive Plan. The Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment, limitations, restrictions, exercise periods and other terms and conditions of each award, consistent with the provisions of the 2016 Incentive Plan. In addition, the Committee has the authority to establish rules and regulations for the administration of the 2016 Incentive Plan. The Committee may delegate to a committee of one or more directors, or to the extent permitted by law, to one or more officers, the right to grant awards to participants who are neither officers nor non-employee directors of the Company.

The Committee consists of at least three directors, each of whom is (1) a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), (2) an ‘‘outside director’’ within the meaning of Section 162(m)(4)(C)(i) of the Internal

Revenue Code (the ‘‘Code’’), and (3) an ‘‘independent director’’ for purposes of the rules and regulations of the New York Stock Exchange.

Shares Available Under the 2016 Incentive Plan. The aggregate number of shares of common stock of the Company that may be issued under the 2016 Incentive Plan will be 10,000,000 shares, which may be authorized and unissued shares or shares held by the Company as treasury stock. As described below under the heading ‘‘Adjustments,’’ this number of shares is subject to adjustment to reflect any change or changes in the outstanding common stock of the Company by reason of any stock dividend, extraordinary cash dividends or distributions, recapitalization, reorganization, reclassification, exchange transaction, merger, consolidation, split-up, combination or any similar transaction, in order to prevent substantial dilution or enlargement of the rights intended to be provided under the 2016 Incentive Plan.

If any shares of common stock subject to any award or to which an award relates, granted under the Current Plan or the 2016 Incentive Plan, are forfeited, cancelled or surrendered, or terminate unexercised, except by reason of the exercise of a related SAR (as defined below in ‘‘Types of Awards’’), the shares of common stock previously set aside for such awards will again be available for future issuance under the 2016 Incentive Plan.

If shares of common stock are tendered or otherwise used in payment of the exercise price of an option, the total number of shares of common stock covered by the option being exercised will be considered issued pursuant to the 2016 Incentive Plan. Shares of common stock withheld by the Company to satisfy tax withholding obligations will reduce the aggregate share limit described in the 2016 Incentive Plan. The number of shares of common stock covered by a SAR, to the extent that it is settled in shares of common stock, and whether or not all shares of common stock covered by the SAR are actually issued to the participant, will be considered issued pursuant to the 2016 Incentive Plan. If the Company repurchases shares of common stock with the proceeds from the exercise of options, such shares of common stock will not be added to the aggregate share limit described in the 2016 Incentive Plan.

The market value of a share of common stock of the Company was $65.86 on March 8, 2016, which was the closing price of the common stock on the New York Stock Exchange on that date.

Eligibility. Any officer, employee or non-employee director of the Company, who is selected by the Committee or its designee, is eligible to receive an award under the 2016 Incentive Plan. As of March 8, 2016, the Company had nine non-employee directors and 477 full-time employees.

Types of Awards. The 2016 Incentive Plan authorizes the grant of options to purchase shares of common stock, stock appreciation rights (‘‘SARs’’), dividend equivalent rights, restricted stock, performance awards and other stock unit awards. Awards may be granted alone, in addition to, or in combination with any other award granted under the 2016

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	71

Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan (continued)

Incentive Plan. All such awards will be evidenced by a written award agreement.

Options. The Committee may grant a participant options that entitle the participant to purchase a specified number of shares of common stock at a price equal to or greater than the fair market value of a share of common stock on the date of grant (‘‘Options’’). The option price is payable at the time of exercise (1) in cash, (2) by tendering shares of common stock currently owned by the participant with a fair market value equal to the option price, (3) if permitted by the applicable award agreement, by delivery of an irrevocable notice of exercise, payment of the option price by the participant’s broker and an irrevocable instruction to the Company to deliver the shares of common stock promptly to the broker for the participant’s account, or (4) in any other form acceptable to the Company. The Committee has the discretion to determine when each Option granted will become exercisable and to prescribe any vesting schedule limiting the exercisability of the Options. The vesting schedule may be subject to certain exceptions, including, without limitation, exceptions relating to retirement, disability, or death of a participant or a change in corporate control of the Company. Except as provided in the award agreement, Options will not be exercisable before one year from the date of grant and may not be exercised more than ten years from the date of grant.

Without the approval of the Company’s shareholders, no Option may be amended to reduce its option price, no Option may be cancelled and replaced with an Option having a lower option price or another award, and no other action may be taken with respect to an Option that would be treated as a ‘‘repricing’’ under New York Stock Exchange rules and regulations.

Options granted under the 2016 Incentive Plan may be Options to employee participants that are intended to qualify as ‘‘Incentive Stock Options’’ within the meaning of Section 422 of the Code or Options that are not intended to so qualify (‘‘Nonstatutory Options’’). The aggregate fair market value of the shares of the Company’s common stock subject to Incentive Stock Options that first become exercisable by a participant during any calendar year may not exceed $100,000. The maximum number of shares of common stock that may be granted as Incentive Stock Options under the 2016 Incentive Plan is 7,500,000. In addition, for any Incentive Stock Option granted to a participant who owns more than 10% of the voting power of all classes of capital stock of the Company, the option price may not be less than 110% of the fair market value of a share of common stock on the date of grant and the option may not be exercised more than five years after the date of grant.

SARs. Participants may be granted tandem SARs (consisting of SARs with related Options), SARs in connection with any other award and stand-alone SARs. Upon exercise of a SAR, a participant is entitled to an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR (or the option price of the related Option). This amount shall be paid in the form of shares of common stock. Tandem SARs may be exercised only at the time and only to the extent that the related Option is exercisable and the exercise of a SAR will result in the surrender of the related Option. Except as provided in an award agreement, SARs will not be exercisable before the expiration of one year from the date of grant and the exercise price of a SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant. The Committee generally will not be allowed to lower the exercise price of a SAR after it is granted.

Dividend Equivalent Rights. A recipient of an award may, in the discretion of the Committee, be entitled to receive cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on shares of common stock (“Dividend Equivalent Rights”) with respect to the number of shares of common stock covered by the award, and the Committee may provide that such amounts, if any, will be deemed to have been reinvested in additional shares of common stock or otherwise reinvested; provided, however, that Dividend Equivalent Rights granted with awards that lapse as a result of the achievement of management objectives will be deferred until, and paid contingent upon, the achievement of the applicable management objectives and Dividend Equivalent Rights will not be granted with options or SARs.

Restricted Stock. The holder of restricted stock will own shares of common stock subject to restrictions imposed by the Committee (‘‘Restricted Stock’’). The participant is entitled immediately to voting, dividend and other ownership rights in the shares; provided, however, that dividends to be paid on Restricted Stock awards that include management objectives will be deferred until, and paid contingent upon, the achievement of the applicable management objectives. The grant of Restricted Stock may be made without any payment by the participant other than the rendering of services.

During a period established by the Committee and set forth in the participant’s award agreement, the participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Generally, awards of Restricted Stock will have a restriction period of not less than three years. However, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate. Upon termination of a participant’s service during the restriction period, any unvested shares of Restricted Stock may be cancelled, accelerated, or continued, as provided in the applicable award agreement, or, in the absence of such a provision, as the Committee may determine. The participant’s award agreement or the participant’s employment agreement, if any, may provide that in the event of a participant’s retirement, disability, or death, or in the event of a change in corporate control, the restrictions imposed on the shares of Restricted Stock will lapse immediately.

Performance Awards. The Committee may grant performance awards that become payable to a participant upon the achievement of specified management objectives during a period of time established by the Committee (‘‘Performance Awards’’). The performance period may not be shorter than twelve months or longer than five years. To the extent earned, the Performance Awards will be paid to the participant at the

72	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan (continued)

time and in the manner determined by the Committee, but not before the end of the relevant performance period, in cash or in shares of common stock or any combination thereof. The specified performance period may be subject to earlier termination in the event of a change in corporate control of the Company or other similar event. Management objectives will be utilized in order to satisfy the requirements of Section 162(m) of the Code.

Other Stock Unit Awards. Other awards of shares of common stock and other awards that are valued or based on shares of common stock or other property may be granted to participants under the 2016 Incentive Plan either alone, in addition to, or as a form of payment in settlement of other awards under the 2016 Incentive Plan (‘‘Other Stock Unit Awards’’). Other Stock Unit Awards will be paid only in shares of common stock and will otherwise be subject to the discretion of the Committee. Except for certain limited situations, Other Stock Unit Awards to participants will be subject to restrictions imposed by the Committee for a period of not less than three years from the date of grant (but permitting pro rata vesting over such time); provided, however, that such restrictions will not be applicable to any grants of Other Stock Unit Awards in payment of Performance Awards, or grants of Other Stock Unit Awards on a deferred basis.

Change in Corporate Control. The terms of an award agreement may provide that, in the event of a change in corporate control (as defined in the 2016 Incentive Plan and subject to certain limitations and restrictions described in the 2016 Incentive Plan), (1) Options and SARs immediately vest and become fully exercisable, (2) the restrictions on Restricted Stock will lapse immediately and the Restricted Stock will become free of all restrictions and limitations and become fully vested, (3) all Performance Awards will be considered to be earned and payable, and any deferral or other restriction will lapse and such Performance Awards will be immediately settled or distributed, and (4) the restrictions and deferral limitations and other conditions applicable to any other awards will lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable.

Section 162(m) of the Internal Revenue Code. Awards of Restricted Stock, Performance Awards or Other Stock Unit Awards that are intended to qualify as ‘‘performance-based compensation’’ within the meaning of Section 162(m) of the Code will be subject to the attainment of certain management objectives established by the Committee. These management objectives must be based on one or any combination of the following performance measures: gross real estate investments; net real estate investments; net revenues; dividend payout ratio; dividend growth; dividend yield; dividend payments; maintenance of credit ratings; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; net operating income; same store cash net operating income; funds from operations (“FFO”); funds available for distribution (“FAD”); cash available for distribution; division, group or corporate financial goals; return on shareholders’ equity; return on assets;

attainment of strategic and operational initiatives; total shareholder return; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs; corporate overhead spending; debt to undepreciated book capitalization; net debt to EBITDA; fixed charge coverage; unsecured secondary debt spread (over a specified time period); FFO payout ratio; FAD payout ratio; private pay revenue sources; and/or return on invested capital of the Company or any division or business unit of the Company. These performance goals may be based upon the performance of the Company or one or more divisions, segments or business units of the Company, upon the performance of the Company relative to the performance of other companies or indices or upon comparisons of any of the indicators of performance relative to other companies or indices. Such performance goals may be evaluated on a percentage or per share basis and shall be adjusted and calculated in accordance with the Company’s accounting principles. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, items of an unusual nature or of a type that indicates infrequency of occurrence, or both, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

Award Limitations. No participant may be granted (1) Options or SARs during any calendar year with respect to more than 1,000,000 shares of common stock or (2) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in shares of common stock in any calendar year with respect to more than 2,000,000 shares (the ‘‘Limitations’’). In addition, the maximum dollar value payable to any participant in any calendar year with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to property other than shares of common stock is $15,000,000. If an award is cancelled, the cancelled award will continue to be counted toward the applicable Limitations.

Transferability. Except as provided in the 2016 Incentive Plan or in an award agreement, no award under the 2016 Incentive Plan is transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and such award may be exercised during the life of the participant only by the participant or the participant’s guardian or legal representative. The Committee may, in its discretion, permit a participant to transfer all or a portion of his or her awards to members of his or her immediate family, to trusts established for the benefit of members of his or her immediate family, or to family limited partnerships in which the participant and immediate family members are the only partners, provided that the participant may receive no consideration for such

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Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan (continued)

transfers, and that such transferred award shall be subject to all of the terms and conditions of the 2016 Incentive Plan and the award agreement relating to the transferred award.

Adjustments. The Committee will adjust the number of shares of common stock that may be issued under the 2016 Incentive Plan, the number of shares of common stock subject to Options granted, the option price of such Options, the amount credited to a participant’s account pursuant to Dividend Equivalent Rights, the number of SARs granted in conjunction with an Option and the number of shares of Restricted Stock granted, and make any and all other adjustments deemed appropriate by the Committee in such manner as the Committee deems appropriate to prevent substantial dilution or enlargement of the rights granted to a participant in the event of changes in the outstanding common stock resulting from stock dividends, extraordinary cash dividends or distributions, recapitalizations, reorganizations, reclassifications, exchange transactions, mergers, consolidations, split-ups, combinations or any and similar transactions.

Amendments. The 2016 Incentive Plan may be amended from time to time by the Board of Directors. The Board of Directors will obtain shareholder approval of any amendment for which shareholder approval is required under Section 162(m) or 422 of the Code or the shareholder approval requirements imposed on the Company by the rules and regulations of the New York Stock Exchange, or if the shares of common stock are not traded on the New York Stock Exchange, the principal securities exchange upon which the shares of common stock are traded or quoted, including an amendment that would (1) increase the aggregate number of shares of common stock that may be issued under the 2016 Incentive Plan or (2) extend the term of the 2016 Incentive Plan.

Term. The 2016 Incentive Plan will terminate on the tenth anniversary of the date the Company’s shareholders approve the 2016 Incentive Plan, unless terminated earlier by the Board, or extended by an amendment approved by the Company’s shareholders. No awards may be granted under the 2016 Incentive Plan after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2016 Incentive Plan prior to termination may extend beyond the end of such period through the award’s normal expiration date.

Federal Income Tax Consequences. The following discussion briefly summarizes certain United States federal income tax aspects of Options, SARs, Restricted Stock, Performance Awards, Other Stock Unit Awards and Dividend Equivalent Rights granted pursuant to the 2016 Incentive Plan. The summary is not intended to be exhaustive, and state, local and foreign tax consequences may differ.

Incentive Stock Options. A participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonstatutory Option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonstatutory Options, SARs, Performance Awards and Dividend Equivalent Rights. A participant generally is not required to recognize income on the grant of a Nonstatutory Option, SAR, Performance Award or Dividend Equivalent Right. Instead, ordinary income generally is required to be recognized on the date the Nonstatutory Option or SAR is exercised, or in the case of a Performance Award or Dividend Equivalent Right, on the date of payment of such award in cash and/or shares of common stock or other property. In general, the amount of ordinary income required to be recognized is: (i) in the case of a Nonstatutory Option, an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price; and (ii) in the case of a SAR, Performance Award or Dividend Equivalent Right, the amount of cash and the fair market value of any shares of common stock or other property received.

Restricted Stock. Shares of Restricted Stock awarded under the 2016 Incentive Plan will be subject to a substantial risk of forfeiture for the period of time specified in the award agreement. Unless a participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the substantial risk of forfeiture lapses, the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Other Stock Unit Awards. The tax consequences of a grant of an Other Stock Unit Award will depend on the nature of the award. Generally, a participant will be required to include in ordinary income the amount of cash or stock that is paid to the participant pursuant to the award in the year of payment (less any amount paid by the participant in respect of the award).

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Proposal 4—Approval of the Welltower Inc. 2016 Long-Term Incentive Plan (continued)

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2016 Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an Incentive Stock Option (a ‘‘disqualifying disposition’’), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonstatutory Option (including an Incentive Stock Option that is treated as a Nonstatutory Option, as described above), a SAR, a Performance Award, a Dividend Equivalent Right, a Restricted Stock award, or an Other Stock Unit Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Parachute Payments. Where payments to certain persons that are contingent on a change in corporate control exceed limits specified in the Code, the person generally is liable for a 20% excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the 2016 Incentive Plan, the Committee has plenary authority and discretion to determine the vesting schedule of awards. Any award under which vesting is accelerated by a change in corporate control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1,000,000 for the taxable year. The 2016 Incentive Plan has been designed to allow the grant of awards that qualify under an exception to the deduction limit of Section 162(m) for ‘‘performance-based compensation.’’

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or qualify for an exemption from, the rules with respect to an award under the 2016 Incentive Plan could result in significant adverse tax results to the grantee of such award, including immediate taxation upon vesting, an additional income tax of 20% of the amount of income so recognized, plus a special tax in the nature of interest. The 2016 Incentive Plan is designed to allow the grant of awards which are intended to comply with, or qualify for an exemption from, Section 409A of the Code.

NEW PLAN BENEFITS

No awards have been authorized under the 2016 Incentive Plan and no awards will be made under the 2016 Incentive Plan before the Annual Meeting. All awards under the 2016 Incentive Plan will be made at the discretion of the Compensation Committee, and the Compensation Committee has not determined what those awards might be or who might receive them. Accordingly, the benefits that will be awarded or paid under the 2016 Incentive Plan cannot currently be determined.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘‘FOR’’ THE APPROVAL OF THE 2016 INCENTIVE PLAN. The affirmative vote of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting will be required for such approval.

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Other Matters

Management is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

Erin C. Ibele

Executive Vice President, Head of Human Capital and Corporate Secretary

76	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan

Welltower Inc. 2016 Long-Term Incentive Plan

I. PURPOSE

The purpose of this Welltower Inc. 2016 Long-Term Incentive Plan is to promote the growth and profitability of Welltower Inc. (the “Company”) by providing officers, key employees and non-employee directors of the Company with incentives to achieve long-term corporate objectives, to assist the Company in attracting and retaining officers, Employees (as defined below) and non-employee directors of outstanding competence, and to provide such individuals with an opportunity to acquire an equity interest in the Company.

The Plan was approved by the Board of Directors on February 12, 2016. The Plan shall be effective on the date it is approved by the Company’s stockholders at the Annual Meeting of Stockholders currently scheduled to be held in May 2016.

II. DEFINITIONS

2.1 “Award Agreement” shall mean any written or electronic agreement, contract, acknowledgement, grant notice, award notice or other instrument or document evidencing any Option, Dividend Equivalent Right, SAR, Restricted Stock award, Performance Share, Other Stock Unit Award, or any other right, interest or option relating to Common Stock granted by the Committee hereunder.

2.2 “Board” shall mean the Board of Directors of the Company.

2.3 “By-Laws” shall mean the Fifth Amended and Restated By-Laws of the Company, as amended or amended and restated from time to time.

2.4 “Cash Incentive Award” shall mean any grant of a cash award pursuant to Article VIII upon the achievement of such Management Objectives during a Performance Period as the Committee shall establish.

2.5 “Change in Corporate Control” shall mean any event described in Section 10.1.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

2.7 “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than three directors, each of whom is (a) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (b) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (c) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.

2.8 “Common Stock” shall mean the common stock, par value $1.00 per share, of the Company, except as provided in Section 11.2 of the Plan.

2.9 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.10 “Date of Grant” shall mean the date specified by the Committee on which a grant of Options, Dividend Equivalent Rights, SARs, Performance Shares or Other Stock Unit Awards or a grant or sale of Restricted Stock shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

2.11 “Disability” shall mean the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Committee.

2.12 “Dividend Equivalent Rights” shall mean the Dividend Equivalent Rights which may be granted pursuant to Article V of the Plan.

2.13 “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.15 “Exercise Price” shall mean, with respect to any Option, the amount designated in a Participant’s Award Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option, and with respect to any SAR, the price upon which the SAR value is determined.

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Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan (continued)

2.16 “Fair Market Value” shall mean the fair market value of a share of Common Stock as determined by the Committee by reference to the closing price on the New York Stock Exchange on the Date of Grant, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, or, if the Company is not then listed on the New York Stock Exchange, the Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria.

2.17 “ISOs” shall mean stock options granted by the Company that have been designated and are intended to qualify as incentive stock options under Section 422 of the Code.

2.18 “Management Objectives” shall mean the achievement of performance objectives established by the Committee pursuant to this Plan for Participants who have received awards.

2.19 “Nonstatutory Options” shall mean stock options that are not intended to qualify as ISOs.

2.20 “Options” shall mean the rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

2.21 “Parent” shall mean any corporation which, on the date of determination, qualifies as a parent corporation of the Company under Section 424(e) of the Code.

2.22 “Participant” shall mean any officer, Employee or non-employee director of the Company who is selected by the Committee to receive an award under the Plan.

2.23 “Performance Award” shall mean any award of Cash Incentive Awards, Performance Shares or Performance Units granted pursuant to Article VIII of this Plan.

2.24 “Performance Period” shall mean, with respect to a Performance Award, a period of time established pursuant to Article VIII of this Plan within which the Management Objectives relating thereto are to be achieved.

2.25 “Performance Share” shall mean any grant pursuant to Article VIII of a unit valued by reference to a designated number of shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, shares of Common Stock, other property, or any combination thereof, upon achievement of such Management Objectives during the Performance Period as the Committee shall establish at the time of grant or thereafter.

2.26 “Performance Unit” shall mean any grant pursuant to Article VIII of a unit valued by reference to a designated amount of property (including cash) other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, shares of Common Stock, other property, or any combination thereof, upon achievement of such Management Objectives during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.27 “Plan” shall mean this Welltower Inc. 2016 Long-Term Incentive Plan, as the same may be amended or amended and restated from time to time.

2.28 “Prior Plan” shall mean the Amended and Restated 2005 Long-Term Incentive Plan of the Company.

2.29 “Restricted Stock” shall mean shares of Common Stock that are issued to Participants and made subject to restrictions in accordance with Article VII of the Plan.

2.30 “Retirement” shall mean the voluntary termination of employment by a Participant after attaining age 55, completing ten consecutive years of service and if the sum of the Participant’s age and years of service to the Company is equal to 70 or more; provided that the Participant (a) delivers to the Company, at least six months prior to the date of his or her retirement, written notice specifying such retirement date and the Participant remains in the continuous service of the Company from the date the notice is provided until his or her retirement date, and (b) enters into a retirement agreement with the Company that includes (i) a customary release of claims against the Company and its affiliates and (ii) non-competition, non-solicitation, non-disparagement and non-disclosure covenants in favor of the Company.

2.31 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.32 “SARs” shall mean stock appreciation rights granted pursuant to Article VI of the Plan.

2.33 “Subsidiary” shall mean any company, corporation, partnership, limited liability company or other entity in which the Company directly or indirectly owns a majority interest; provided, however, that for purposes of determining whether any person may be a Participant for purposes of the grant of ISOs, “Subsidiary” shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Company under Section 424(f) of the Code.

2.34 “Substitute Awards” shall mean awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

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Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan (continued)

2.35 “Ten Percent Stockholder” shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of capital stock of the Company.

III. GENERAL

3.1 ADMINISTRATION.

(a) The Plan shall be administered by the Committee. As provided in the By-Laws, the members of the Committee shall be designated by the Board of Directors and shall serve at the discretion of the Board of Directors.

(b) The Committee shall have the authority, subject to the provisions of the Plan, in its sole discretion, from time to time: (i) to grant awards to Participants, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options or SARs may be exercised; (iv) to modify, cancel, or replace any prior Options or SARs or other awards and to amend the relevant Award Agreements with the consent of the affected Participants, including amending such Award Agreements to amend vesting schedules, or extend exercise periods as it may deem necessary (provided that, the Committee shall not have the authority, unless stockholder approval is obtained, to reprice Options or SARs currently outstanding and Options or SARs that may be outstanding in the future, either directly, by lowering the Exercise Price for a previously granted Option or SAR award, or indirectly, by canceling outstanding Options or SARs in exchange for cash, other awards, or Options or SARs with a lower Exercise Price); and (v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan.

(c) All actions taken by the Committee shall be final, conclusive and binding upon any Participant. Notwithstanding the foregoing or anything else to the contrary in the Plan, any action or determination by the Committee specifically affecting or relating to an award to a non-employee director shall require the approval of the Board of Directors.

(d) The Committee may delegate to a committee of one or more directors of the Company, or to the extent permitted by law, to one or more officers, including, without limitation, the chief executive officer of the Company, or a committee of officers, the right to grant awards to Participants who are neither officers nor non-employee directors of the Company and to cancel or suspend awards to Participants who are neither officers nor non-employee directors of the Company.

IV. OPTIONS

4.1 TERMS AND CONDITIONS. Options may be granted hereunder to Participants either alone or in addition to other awards granted under the Plan. The grant of an Option to a Participant shall be evidenced by an Award Agreement in substantially the form approved by the Committee. Such Option shall be subject to the terms and conditions of the Award Agreement, the Participant’s employment agreement, if any, the following express terms and conditions, and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee may deem appropriate:

(a) Shares Covered. The Committee, or its designee pursuant to Section 3.1(d), shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant.

(b) Exercise Period. The term of each Option shall be for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof. The Committee shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The vesting schedule may be subject to certain exceptions, including, without limitation, exceptions relating to Retirement, Disability, or death of a Participant or a Change in Corporate Control.

(c) Exercise Price. Other than in connection with Substitute Awards, the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

(d) No Option Repricing Without Stockholder Approval. Other than as provided in Section 11.2, the Committee shall not be permitted, without stockholder approval, to (i) lower the Exercise Price per share of an Option after it is granted, (ii) cancel an Option when the Exercise Price per share exceeds the Fair Market Value of the underlying shares in exchange for cash or another award (other than in connection with Substitute Awards), or (iii) grant Options with lower Exercise Prices in replacement of Options previously granted under this Plan, the Prior Plan or any other compensation plan of the Company or take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange.

(e) Exercise of Options. A Participant may exercise his or her Options from time to time by written or electronic notice to the Company of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Company of (i) such notice and (ii) payment in full for such shares in the manner provided in the Award Agreement, and (iii) receipt of any payments required to satisfy the Company’s tax withholding obligations pursuant to Section 13.3. Except under certain circumstances contemplated by Article VIII or as may be set forth in an Award Agreement, including, without limitation, with respect to Retirement, Disability, death of a Participant, or a Change in Corporate Control, Options will not be exercisable before the expiration of one year from the Date of Grant.

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Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan (continued)

(f) Payment of Exercise Price upon Exercise. Each Award Agreement shall provide that the Exercise Price for the shares with respect to which an Option is exercised shall be paid to the Company at the time the notice of exercise is delivered to the Company. Such payment may be made (i) in cash, (ii) by tendering of shares of Common Stock (either actually or by attestation) currently owned by the Participant with an aggregate Fair Market Value equal to the aggregate Exercise Price, (iii) by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the aggregate Exercise Price by the Participant’s stockbroker and an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant’s stockbroker for the Participant’s account, or (iv) in any other form acceptable to the Company.

4.2 DESIGNATION OF OPTIONS AS INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, specify that any Options granted to a Participant who is an employee of the Company or a Subsidiary shall be ISOs qualifying under Section 422 of the Code. Each Award Agreement that provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Award Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

Any Options granted under this Plan that are designated as ISOs shall comply with the following terms:

(a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Company and all stock of any Parent or Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Company (or any Parent or Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares that may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

(b) The Exercise Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

(c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the term of the Option shall not exceed five years from the Date of Grant, and the Exercise Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

V. DIVIDEND EQUIVALENT RIGHTS

5.1 DIVIDEND EQUIVALENT RIGHTS. Subject to the provisions of the Plan and any Award Agreement, the recipient of an award (including any deferred award) may, if so determined by the Committee, be entitled to receive cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on shares of Common Stock (“Dividend Equivalent Rights”) with respect to the number of shares of Common Stock covered by the award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested; provided, however, that (a) Dividend Equivalent Rights granted with awards that lapse as a result of the achievement of Management Objectives will be deferred until, and paid contingent upon, the achievement of the applicable Management Objectives and (b) Dividend Equivalent Rights will not be granted with Options or SARs.

VI. STOCK APPRECIATION RIGHTS

6.1 GRANT OF SARs. Participants may receive a grant of SARs (a) in connection with Options granted under this Plan (“Tandem SAR”), (b) in connection with all or part of any award other than an Option granted under the Plan or at any subsequent time during the term of such award, or (c) without regard to any Option or other award.

6.2 TANDEM SARs. SARs shall entitle the Participant holding the related Option, upon exercise, in whole or in part, of the SARs, to receive the amount (in the form of shares of Common Stock) determined pursuant to Paragraph 6.3(c). SARs may be exercised only to the extent that the related Option has not been exercised. The exercise of SARs shall result in a pro rata surrender of the related Option to the extent that the SARs have been exercised.

6.3 TERMS AND CONDITIONS. The grant of SARs shall be evidenced by including provisions with respect to such SARs in the Participant’s Award Agreement in a form approved by the Committee. Such SARs shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of the Plan, which the Committee may deem appropriate:

(a) Tandem SARs related to an Option shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

(b) SARs (and any Option related thereto) shall in no event be exercisable before the expiration of one year from the Date of Grant, except as may be set forth in an Award Agreement, including, without limitation, with respect to Retirement, Disability, death of a Participant, or a Change in Corporate Control. SARs shall be exercisable for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof.

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Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan (continued)

(c) Upon exercise of SARs, the Participant shall be entitled to receive an amount equal in value to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the Exercise Price of the SAR on the Date of Grant, or in the case of a Tandem SAR, the Exercise Price of the related Option, multiplied by the number of shares in respect of which the SARs shall have been exercised. Such amount shall be paid in the form of shares of Common Stock.

(d) In no event shall a SAR be exercisable at a time when the Exercise Price of the underlying Option is greater than the Fair Market Value of the shares subject to the related Option.

(e) Other than in connection with Substitute Awards, the exercise price of a SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. Other than as provided in Section 11.2, the Committee shall not be permitted, without stockholder approval, to (i) lower the Exercise Price of a SAR after it is granted, (ii) cancel a SAR when the Exercise Price exceeds the Fair Market Value of one share of Common Stock on the Date of Grant in exchange for cash or another award (other than in connection with Substitute Awards), or (iii) take any other action with respect to a SAR that may be treated as a repricing under the rules and regulations of the New York Stock Exchange.

VII. RESTRICTED STOCK

7.1 RIGHTS AS A STOCKHOLDER. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other awards granted under the Plan. At the time of the award, the Committee shall cause the Company to deliver to the Participant, or to a custodian or an escrow agent designated by the Committee, a certificate or certificates (or a book entry) for such shares of Restricted Stock, registered in the name of the Participant. The Participant shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, including forfeiture or resale to such Company, if any, as the Committee may determine to be desirable pursuant to Section 7.3 of the Plan. The Committee may designate the Company or one or more of its executive officers to act as custodian or escrow agent for the certificates.

7.2 AWARDS AND CERTIFICATES.

(a) A Participant granted an award of Restricted Stock shall not be deemed to have become a stockholder of the Company, or to have any rights with respect to such shares of Restricted Stock, until and unless such Participant shall have accepted the applicable Award Agreement and shall have otherwise complied with the then applicable terms and conditions of such award.

(b) When a Participant is granted shares of Restricted Stock, the Company shall issue a stock certificate or certificates (or a book entry) in respect of shares of Restricted Stock. Such certificates (or book entry) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

“The transferability of the shares of stock represented hereby is subject to the terms and conditions (including possible forfeiture) of a Grant Notice by Welltower Inc. to the registered owner. A copy of such Grant Notice is on file in the offices of the Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615.”

(c) Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 13.3 of this Plan), Participants granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Company other than the rendering of services.

7.3 RESTRICTIONS AND FORFEITURES. Restricted Stock awarded to a Participant pursuant to this Article VII shall be subject to the following restrictions and conditions:

(a) During a period established by the Committee and set forth in the Participant’s Award Agreement, which commences with the date of an award of Restricted Stock (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

(b) Except as provided in Section 7.3(a), the Participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Company, including, without limitation, the right to vote the shares and receive dividends and other distributions; provided, however, that dividends to be paid on Restricted Stock awards that include Management Objectives will be deferred until, and paid contingent upon, the achievement of the applicable Management Objectives.

(c) Except as otherwise provided in Section 7.3(e) or in the Participant’s employment agreement, if any, upon termination of a Participant’s employment during the Restriction Period, any unvested shares of Restricted Stock may be cancelled, accelerated, or continued, as provided in the applicable Award Agreement, or, in the absence of such provision, as the Committee may determine.

(d) Except as otherwise provided in Section 7.3(e), in an Award Agreement or in the Participant’s employment agreement, if any, awards of Restricted Stock shall have a Restriction Period of not less than three years from the Date of Grant (as provided in the Participant’s Award Agreement, but permitting pro rata vesting over such time); provided, however, that the provisions of this Section 7.3(d) shall not be applicable to any Substitute Awards or grants of Restricted Stock in payment of Performance Shares pursuant to Article VIII.

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(e) The Participant’s Award Agreement or the Participant’s employment agreement, if any, may provide that in the event of a Participant’s Retirement, Disability, or death, or in the event of a Change in Corporate Control, the restrictions imposed on the shares of Restricted Stock shall lapse immediately.

(f) Any attempt to dispose of shares of Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.

VIII. PERFORMANCE AWARDS

8.1 TERMS OF PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to Participants, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Performance Awards may be in the form of Cash Incentive Awards, Performance Shares or Performance Units.

(b) The Management Objectives to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee on the Date of Grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve months nor longer than five years. Each grant may specify in respect of such Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(c) Except as provided in Article X or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.

(d) Each Participant’s award shall specify the time and manner of payment of Performance Awards that have been earned. No payment shall be made, with respect to a Participant’s Performance Awards unless the Committee has certified in writing that the Management Objectives with respect to such Performance Awards have been met. Any award may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(e) On or after the Date of Grant of Performance Awards, the Committee may provide for the payment to the Participant of Dividend Equivalents Rights, as described and subject to the limitations in Article V above.

(f) Each Participant’s award under this Article VIII shall be evidenced by an Award Agreement, which shall be accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

IX. OTHER STOCK UNIT AWARDS

9.1 STOCK AND ADMINISTRATION. Other awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other awards granted under the Plan, and such Other Stock Unit Awards may also be available as a form of payment in the settlement of other awards granted under the Plan to the extent provided in any Award Agreement. Other Stock Unit Awards shall be paid only in shares of Common Stock. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Other Stock Unit Awards, and all other conditions of the Other Stock Unit Awards, including the achievement of specified Management Objectives, if any. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant. Except for certain limited situations (including Retirement, Disability, or death of the Participant, or a Change in Corporate Control) or as otherwise provided in an Award Agreement, Other Stock Unit Awards to Participants shall be subject to restrictions imposed by the Committee for a period of not less than three years from the Date of Grant (but permitting pro rata vesting over such time); provided, however, that such restrictions shall not be applicable to any grants of Other Stock Unit Awards in payment of Performance Awards pursuant to Article VIII, or grants of Other Stock Unit Awards on a deferred basis.

9.2 TERMS AND CONDITIONS. Shares of Common Stock (including securities convertible into shares of Common Stock) subject to awards granted under this Article IX may be issued for no consideration or for such minimum consideration as may be required by applicable law. Shares of Common Stock (including securities convertible into shares of Common Stock) purchased pursuant to a purchase right awarded under this Article IX shall be purchased for such consideration as the Committee shall determine in its sole discretion.

X. CHANGE IN CORPORATE CONTROL

10.1 CHANGE IN CORPORATE CONTROL. For purposes of the Plan, a “Change in Corporate Control” shall mean any of the following events:

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(a) The acquisition in one or more transactions of more than fifty percent (50%) of the Company’s outstanding Common Stock (or the equivalent in voting power of any class or classes of securities of the Company entitled to vote in elections of directors) by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended), except for acquisitions of the Company’s outstanding Common Stock by (1) the Company or an affiliate or subsidiary of the Company, (2) an employee benefit plan (or any trust forming a part thereof) of the Company, or (3) an underwriter temporarily holding securities of the Company pursuant to an offering of such securities;

(b) Stockholder approval and the consummation of a plan for the liquidation or sale of substantially all of the assets of the Company;

(c) The consummation of any merger or consolidation involving the Company, unless (1) the stockholders of the Company, immediately before such merger or consolidation, own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the then outstanding shares of common stock (or the equivalent in voting power of any class or classes of securities of the corporation entitled to vote in elections of directors) of the corporation resulting from such merger or consolidation (the “Surviving Company”) in substantially the same proportion as their ownership of the Company’s outstanding Common Stock (or the equivalent in voting power of any class or classes of securities of the Company entitled to vote in elections of directors) immediately before such merger or consolidation, and (2) the persons who were Continuing Directors (as defined below) immediately prior to the execution of the agreement providing for such merger or consolidation constitute more than fifty percent (50%) of the members of the Board of Directors of the Surviving Company; or

(d) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board of Directors (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board. For this purpose, any person who is nominated for election as a member of the Board after May 5, 2016 shall also be considered a “Continuing Director” if, and only if, his or her nomination for election to the Board of Directors is approved or recommended by a majority of the members of the Board (or of the relevant Nominating Committee) and at least five (5) members of the Board are themselves Continuing Directors at the time of such nomination.

10.2 EFFECT OF CHANGE IN CORPORATE CONTROL. Except as otherwise provided in a Participant’s employment agreement, if any, or the applicable Award Agreement, upon a Change in Corporate Control (a) Options and SARs outstanding as of the date of the Change in Corporate Control immediately vest and become fully exercisable if either (i) the successor company (or a subsidiary thereof) does not assume, convert, continue or otherwise replace the Options or SARs on proportionate and equitable terms or (ii) the Participant is terminated without cause within 12 months following the Change in Corporate Control; (b) the restrictions on Restricted Stock shall lapse immediately and the Restricted Stock shall become free of all restrictions and limitations and become fully vested if either (i) the successor company (or a subsidiary thereof) does not assume, convert, continue or otherwise replace the Restricted Stock on proportionate and equitable terms or (ii) the Participant is terminated without cause within 12 months following the Change in Corporate Control; (c) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Corporate Control as provided in the applicable Award Agreement) and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed if either (i) the successor company (or a subsidiary thereof) does not assume, convert, continue or otherwise replace the Performance Awards on proportionate and equitable terms or (ii) the Participant is terminated without cause within 12 months following the Change in Corporate Control; (d) the restrictions and deferral limitations and other conditions applicable to any other awards shall lapse and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant if either (i) the successor company (or a subsidiary thereof) does not assume, convert, continue or otherwise replace such other awards on proportionate and equitable terms or (ii) the Participant is terminated without cause within 12 months following the Change in Corporate Control; and (e) the Committee may provide for other additional benefits as it deems appropriate, subject in each case to any terms and conditions contained in the Award Agreement evidencing such award.

XI. AGGREGATE LIMITATION ON SHARES OF COMMON STOCK

11.1 NUMBER OF SHARES OF COMMON STOCK.

(a) The aggregate number of shares of Common Stock that may be issued under this Plan shall be 10,000,000 shares of Common Stock, subject to the provisions of this Section 11.1 and such future adjustments as may be made pursuant to Section 11.2. Shares of Common Stock issued under the Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock held by the Company as treasury stock.

(b) The maximum number of shares of Common Stock that may be granted as ISOs is 7,500,000, subject to such future adjustments as may be made pursuant to Section 11.2.

(c) Any shares of Common Stock subject to an Option or a SAR granted under the Plan or the Prior Plan which for any reason is cancelled, terminates unexercised or expires, except by reason of the exercise of a related SAR, shall again be available for issuance under the Plan.

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Appendix A—Welltower Inc. 2016 Long-Term Incentive Plan (continued)

(d) In the event that any Restricted Stock award, Performance Shares, Performance Units or any Other Stock Unit Award granted under the Plan or the Prior Plan is forfeited, cancelled or surrendered for any reason, the shares of Common Stock constituting such Restricted Stock award, Performance Shares, Performance Units or Other Stock Unit Award shall again be available for issuance under the Plan.

(e) Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided, however, that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not officers, employees or directors of the Company or any Parent or Subsidiary prior to such acquisition or combination.

(f) Notwithstanding anything to the contrary contained herein: (i) if shares of Common Stock are tendered or otherwise used in payment of the Exercise Price of an Option, the total number of shares of Common Stock covered by the Option being exercised will be considered issued pursuant to this Plan; (ii) shares of Common Stock withheld by the Company to satisfy tax withholding obligations will reduce the aggregate share limit described in this Section 11.1; (iii) the number of shares of Common Stock covered by an award of SARs granted under the Plan, to the extent that it is settled in shares of Common Stock, and whether or not all shares of Common Stock covered by the award are actually issued to the Participant, will be considered issued pursuant to this Plan; and (iv) if the Company repurchases shares of Common Stock with the proceeds from the exercise of Options, such shares of Common Stock will not be added to the aggregate share limit described in this Section 11.1.

11.2 ADJUSTMENTS OF STOCK. In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend, extraordinary cash dividends or distributions, recapitalization, reorganization, reclassification, exchange transaction, merger, consolidation, split-up, combination or any similar transaction, the Committee shall adjust the number of shares of Common Stock that may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the Exercise Price of such Options, the amount credited to a Participant’s account pursuant to Dividend Equivalent Rights, the number of SARs theretofore granted whether or not in conjunction with an Option and the number of shares of Restricted Stock granted, and make any and all other adjustments deemed appropriate by the Committee in such manner as the Committee deems appropriate, considering the accounting and tax consequences, to prevent substantial dilution or enlargement of the rights granted to a Participant.

New option rights may be substituted for the Options granted under the Plan, or the Company’s obligations with respect to Options, SARs, Restricted Stock, Dividend Equivalent Rights, Performance Awards and Other Stock Unit Awards outstanding under the Plan may be assumed by a Parent or Subsidiary, by another corporation or by a parent or subsidiary (within the meaning of Section 424 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Company’s obligations as to such Options, SARs, Restricted Stock, Dividend Equivalent Rights, Performance Awards and Other Stock Unit Awards.

XII. CODE SECTION 162(m) PROVISIONS

12.1 COVERED EMPLOYEES. Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that the Participant is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a Covered Employee, then the Committee may provide that the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock, or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more Management Objectives established by the Committee, which shall be based on the attainment of specified levels of or growth in one or any combination of the following: gross real estate investments; net real estate investments; net revenues; dividend payout ratio; dividend growth; dividend yield; dividend payments; maintenance of credit ratings; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; net operating income; same store cash net operating income; funds from operations (“FFO”); funds available for distribution (“FAD”); cash available for distribution; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; total stockholder return; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs; corporate overhead spending; debt to undepreciated book capitalization; net debt to EBITDA; fixed charge coverage; unsecured secondary debt spread (over a specified time period); FFO payout ratio; FAD payout ratio; private pay

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revenue sources; and/or return on invested capital of the Company or any division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based upon the performance of the Company or one or more divisions, segments or business units of the Company, upon the performance of the Company relative to the performance of other companies or indices or upon comparisons of any of the indicators of performance relative to other companies or indices. Such performance goals may be evaluated on a percentage or per share basis and shall be adjusted and calculated in accordance with the Company’s accounting principles. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, items of an unusual nature or of a type that indicates infrequency of occurrence, or both, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

12.2 ADJUSTMENTS. Notwithstanding any provision of the Plan (other than Article X), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article XII, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant.

12.3 RESTRICTIONS. The Committee shall have the power to impose such other restrictions on awards subject to this Article XII as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

12.4 LIMITATIONS ON GRANTS TO INDIVIDUAL PARTICIPANTS. Subject to adjustment as provided in Section 11.2, no Participant may be granted (i) Options or SARs during any calendar year with respect to more than 1,000,000 shares of Common Stock or (ii) Restricted Stock, Performance Shares, Performance Units and/or Other Stock Unit Awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and are denominated in shares of Common Stock in any calendar year with respect to more than 2,000,000 shares (the “Limitations”). In addition, the maximum dollar value payable to any Participant in any calendar year with respect to Cash Incentive Awards, Performance Shares, Performance Units and/or Other Stock Unit Awards that are valued with reference to property other than shares of Common Stock is $15,000,000. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable Limitations.

XIII. MISCELLANEOUS

13.1 GENERAL RESTRICTION. Any Option, SAR, or share of Restricted Stock or Performance Award or Other Stock Unit Award granted under this Plan shall be subject to the award requirement that, if at any time the Committee shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option or other award, or the issuance of Common Stock in satisfaction thereof, such Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Committee.

13.2 TRANSFERABILITY OF AWARDS. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no award and no shares of Common Stock subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and such award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit a Participant to transfer all or a portion of his or her awards to members of his or her immediate family, to trusts established for the benefit of members of his or her immediate family, or to family limited partnerships in which the Participant and immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such transferred award shall be subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred award.

13.3 WITHHOLDING TAXES.

(a) The Committee shall have the right to require Participants to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan.

(b) The Company shall have the right to withhold from payments made in cash to a Participant under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements imposed with respect to such cash payments.

(c) Amounts to which the Company is entitled pursuant to Section 13.3(a) or (b) may be paid to the Company, at the election of the Participant as provided in the applicable Award Agreement, through one or any combination of the following methods: (i) payment in cash, (ii) withholding from the Participant’s compensation payable by the Company, including cash payments made under this Plan, (iii) withholding from the shares of Common Stock otherwise issuable to the Participant upon exercise of

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an Option or SAR, that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the “Tax Date”) not greater than the minimum amount of tax the Company is required to withhold, (iv) the Participant’s delivery to the Company of shares of Common Stock already held by the Participant (including newly vested shares of Restricted Stock issued to the Participant under this Plan) that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Company is required to withhold, or (v) in any other form mutually satisfactory to the Committee and the Participant, provided that such method of satisfying the Participant’s obligation does not violate any federal or state law. A Participant’s election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Company prior to the Tax Date with respect to the exercise of an Option or SAR, vesting of Restricted Stock, or earn out of Performance Awards.

13.4 INVESTMENT REPRESENTATION. If the Committee determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Committee may demand that the Participant deliver to the Company at the time of any exercise of any Option, SAR, or other award, or at time of the transfer of shares of Restricted Stock or other award, any written representation that Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Committee makes such a demand, delivery of a written representation satisfactory to the Committee shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

13.5 NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any agreement (including an Award Agreement) entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participating employee.

13.6 NON-UNIFORM DETERMINATIONS. The Committee’s determinations under this Plan (including without limitation its determinations of the persons to receive Options, SARs, Dividend Equivalent Rights or awards of Restricted Stock, Performance Shares or Other Stock Unit Awards, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

13.7 NO RIGHTS AS STOCKHOLDERS. Participants granted Options, SARs, Dividend Equivalent Rights, Performance Shares or Other Stock Unit Awards under this Plan shall have no rights as stockholders of the Company as applicable with respect thereto unless and until certificates (or book entries) for shares of Common Stock are issued to them.

13.8 TRANSFER RESTRICTIONS. The Committee may determine that any Common Stock to be issued by the Company upon the exercise of Options or SARs, or in settlement of Dividend Equivalent Rights, Performance Shares or Other Stock Unit Awards, shall be subject to such further restrictions upon transfer as the Committee determines to be appropriate.

13.9 FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

13.10 TERMINATION OF EMPLOYMENT. The Committee shall determine and set forth in the Participant’s employment agreement, if any, and the applicable Award Agreement, whether any awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company (including as a director), whether by reason of death, Disability, voluntary or involuntary termination of employment or services, or otherwise.

13.11 DEFERRAL. The Committee shall be authorized to establish procedures pursuant to which the payment of any award may be deferred in a manner consistent with Section 409A of the Code.

13.12 GOVERNING LAW. The Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws of such state; provided, however, that matters of corporate law, including the issuance of shares of Common Stock, will be governed by the Delaware General Corporation Law.

13.13 CLAWBACK POLICY. All awards under the Plan granted to individuals who are subject to the Company’s clawback or recoupment policy (as in effect from time to time) shall be subject to such clawback or recoupment policy.

XIV. AMENDMENT AND TERMINATION

14.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however, that the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 162(m) or 422 of the Code or the stockholder approval requirements imposed on the Company by the rules and regulations of the New York Stock Exchange, or if the shares of Common Stock are not traded on the New York Stock Exchange, the principal securities exchange upon which the shares of Common Stock are traded or quoted, including an amendment that would (i) increase the aggregate

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number of shares of Common Stock that may be issued under this Plan (other than increases permitted under Section 11.2), or (ii) extend the term of this Plan. The termination or amendment of this Plan shall not, without the consent of the Participant, adversely affect such Participant’s rights under an award previously granted.

14.2 TERM OF THE PLAN. Unless previously terminated pursuant to Section 14.1, this Plan shall terminate on the tenth anniversary of the date on which this Plan became effective, and no awards may be granted under this Plan on or after such date.

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WELLTOWER INC.

4500 DORR STREET

TOLEDO, OHIO 43615

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WELLTOWER INC.
The Board of Directors recommends you vote FOR the following:

1.	Election of ten directors to hold office until the next annual meeting of shareholders.

	Nominees:		For	Against	Abstain

	1a.	Kenneth J. Bacon	☐	☐	☐	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
	1b. 1c.	Thomas J. DeRosa Jeffrey H. Donahue	☐ ☐	☐ ☐	☐ ☐	2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2016;	☐	☐	☐
	1d. 1e. 1f.	Fred S. Klipsch Geoffrey G. Meyers Timothy J. Naughton	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐	3.	Approval of the compensation of the Named Executive Officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC; and	☐	☐	☐
	1g.	Sharon M. Oster	☐	☐	☐	4.	Approval of the Welltower Inc. 2016 Long-Term Incentive Plan.	☐	☐	☐
	1h. 1i. 1j.	Judith C. Pelham Sergio D. Rivera R. Scott Trumbull	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐	NOTE: The proxies named on the reverse side of this proxy card are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are available at

www.proxyvote.com.

E03799-P76033

WELLTOWER INC.

Annual Meeting of Shareholders

May 5, 2016 9:00 A.M.

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Jeffrey H. Donahue and Thomas J. DeRosa, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WELLTOWER INC. that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. Eastern Time on Thursday, May 5, 2016, at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy will be voted in the discretion of the proxies on any other business that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be marked, dated and signed on reverse side